UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MULLEN AUTOMOTIVE INC.

(Name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No. 2 (this “Amendment”) amends and restates Amendment No. 1 to the Preliminary Proxy Statement and Proxy Card of Mullen Automotive Inc. (“Mullen,” the “Company,” “we,” “us” or “our”) filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2024 (“Amendment No. 1”), which amended and restated the Preliminary Proxy Statement originally filed with the SEC on December 27, 2024 (the “Original Proxy Statement”).

This Amendment is being filed to add the following proposals: the December Financing Proposal (Proposal 2), the December Additional Investment Rights Proposal (Proposal 3), the $6M SPA Proposal (Proposal 4), the $3M SPA Proposal (Proposal 5), the $80M SPA Proposal (Proposal 6), the Warrant Exchange Proposal (Proposal 7), and the Reverse Stock Split Proposal (Proposal 12). This Amendment also makes corresponding edits based on the additional proposals, provides updated information, adds a proxy solicitor, and makes further edits to conform certain information to that included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on January 24, 2025.

Other than as described above, no other changes were made to Amendment No. 1. No attempt has been made in this Amendment to otherwise modify or update disclosures presented in the Original Proxy Statement. Except as specifically set forth in this Amendment, this Amendment does not otherwise reflect events occurring after the filing of the Original Proxy Statement or modify or update disclosures affected by subsequent events.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED FEBRUARY 7, 2025

MULLEN AUTOMOTIVE INC.
1405 Pioneer Street
Brea, California 92821

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 11, 2025
9:30 A.M. (Pacific Time)

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of MULLEN AUTOMOTIVE INC. (“Mullen,” “we,” “our,” “us,” or the “Company”), a Delaware corporation, to be held on March 11, 2025 at 9:30 a.m. Pacific Standard Time, in a virtual meeting format. You will be able to attend the Meeting, ask questions and vote online during the Meeting by accessing www.virtualshareholdermeeting.com/MULN2025 and following the instructions provided to you with these proxy materials.

The annual meeting of stockholders is being held for the following purposes:

(1)	Proposal 1 — To elect three Class I Directors to serve for a three-year term ending as of the annual meeting in 2028;

(2)	Proposal 2 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased in December 2024 pursuant to Additional Investment Rights, in excess of the 19.99% exchange cap contained therein;

(3)

Proposal 3 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, that that may be purchased pursuant to the December Additional Investment Rights, in excess of the 19.99% exchange cap contained therein;

(4)

Proposal 4 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $6M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein;

(5)

Proposal 5 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $3M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein;

(6)

Proposal 6 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $80M Securities Purchase Agreement, in excess of the 19.99% share cap;

(7)	Proposal 7 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to new warrants exchanged for existing warrants that were issued pursuant to the 2024 Securities Purchase Agreement;

(8)	Proposal 8 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of common stock to our Chief Executive Officer pursuant to amendments to Performance Stock Award Agreements;

(9)	Proposal 9 — To approve an amendment to the Company’s 2022 Equity Incentive Stock Plan, as amended (the “2022 Plan”), to increase the number of shares of common stock authorized for issuance under the 2022 Plan by 20,000,000 shares;

(10)	Proposal 10 — To approve a second and separate amendment to the 2022 Plan for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan;

(11)	Proposal 11 — To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of preferred stock to 1,000,000,000;

(12)	Proposal 12 — To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors;

(13)	Proposal 13 — To ratify the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2025; and

(14)	Proposal 14 — To approve the adjournment of the Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum.

To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The proposals are described in more detail in the Proxy Statement, which we encourage you to read carefully and in its entirety before voting.

The Board of Directors has fixed the close of business on January 21, 2025 as the record date for the Meeting and only holders of shares of record at that time will be entitled to vote and participate at the Meeting and any postponements, adjournments or continuations thereof. A list of stockholders will be available at our offices at 1405 Pioneer Street, Brea, CA 92821 for a period of at least 10 days prior to the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on
March 11, 2025: The 2025 Proxy Statement and the Annual Report to Stockholders for the fiscal year ended September 30, 2024 are available at www.proxyvote.com.

You are cordially invited to attend the Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Kingsdale Advisors

North American Toll-Free Phone Number: +1-855-746-6002

Email: contactus@kingsdaleadvisors.com

Call Collect or Text Outside North America: +1-646-741-5795

By order of the Board of Directors

David Michery
Date: , 2025	Chief Executive Officer

MULLEN AUTOMOTIVE INC.
1405 PIONEER STREET
BREA, CALIFORNIA 92821

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
March 11, 2025 AT 9:30 A.M. (PACIFIC TIME)

This proxy statement is being furnished by Mullen Automotive Inc., a Delaware corporation (the “Company”), in connection with the annual meeting of stockholders (the “Meeting”) to be held on March 11, 2025, at 9:30 a.m. (Pacific Time) in a virtual meeting format at www.virtualshareholdermeeting.com/MULN2025. You will be able to attend the Meeting, ask questions and to vote during the Meeting.

We anticipate that this proxy statement and a full set of proxy materials relating to our Meeting will be mailed to our stockholders commencing on or about February 18, 2025.

The purpose of the Meeting is to seek stockholder approval of the following proposals:

(1)	Proposal 1 — To elect three Class I Directors to serve for a three-year term ending as of the annual meeting in 2028 (the “Director Proposal”);

(2)	Proposal 2 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, that were purchased in December 2024 pursuant to Additional Investment Rights, in excess of the 19.99% exchange cap (the “December Financing Proposal”);

(3)

Proposal 3 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, that that may be purchased pursuant to the December Additional Investment Rights, in excess of the 19.99% exchange cap contained therein (the “December Additional Investment Rights Proposal”);

(4)

Proposal 4 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $6M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein (the “$6M SPA Proposal”);

(5)

Proposal 5 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $3M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein (the “$3M SPA Proposal”);

(6)

Proposal 6 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $80M Securities Purchase Agreement, in excess of the 19.99% share cap (the “$80M SPA Proposal”);

(7)	Proposal 7 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to new warrants exchanged for existing warrants that were issued pursuant to the 2024 Securities Purchase Agreement (the “Warrant Exchange Proposal”);

(8)	Proposal 8 — To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of common stock to our Chief Executive Officer pursuant to amendments to Performance Stock Award Agreements (the “Amended PSA Agreements Proposal”);

(9)

Proposal 9 — To approve an amendment to the Company’s 2022 Equity Incentive Stock Plan, as amended (the “2022 Plan”), to increase the number of shares of common stock authorized for issuance under the 2022 Plan by 20,000,000 shares (the “2022 Plan Share Increase Proposal”);

(10)	Proposal 10 — To approve a second and separate amendment to the 2022 Plan for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan (the “2022 Plan Amendment Proposal”);

(11)

Proposal 11 — To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of preferred stock to 1,000,000,000 (the “Authorized Preferred Stock Proposal”);

(12)	Proposal 12 — To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors (the “Reverse Stock Split Proposal”);

(13)	Proposal 13 — To ratify the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2025 (the “Auditor Ratification Proposal”); and

(14)	Proposal 14 — To approve the adjournment of the Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”).

To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Solicitation of Proxies

Our Board of Directors (“Board”) is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We have retained Kingsdale Shareholder Services U.S., Inc. (“Kingsdale”) to assist in the solicitation of proxies for a fee of approximately $13,500, plus reimbursement of related expenses. In addition to solicitation by mail and by Kingsdale, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock.

Annual Report

Our Annual Report and this proxy statement will concurrently be available at www.proxyvote.com and the Annual Report is not to be considered a part of the proxy-soliciting material.

Stockholders may also request a free copy of our Annual Report by writing to Secretary, Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821.

Alternatively, stockholders may access our Annual Report on the Company’s website located at https://investors.mullenusa.com/financials#sec. We will also furnish any exhibit to our 2024 Form 10-K, if specifically requested.

Voting Requirements & Procedures

Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Meeting only if you are present in person at the Meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may vote your shares in advance by using one of the following methods:

(1)	By Mail - You may vote by mail by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided.

(2)	Via the Internet before the Meeting - If you hold your shares directly-that is, not in an account maintained by a bank, broker or other holder of record-then you may vote your shares before the Meeting over the Internet at www.proxyvote.com by following the instructions on the Notice or, if you requested a paper copy of the proxy materials, the paper copy of the proxy card that you received. The Internet procedures are designed to authenticate a stockholder’s identity to allow shareholders to vote their shares and confirm that their votes have been properly recorded. The Notice instructs you how to access and review the Proxy Statement and the Annual Report. You will then be directed to select a link where you will be able to vote on the proposals presented. The deadline for Internet voting will be 11:59 p.m., Eastern Time, on March 10, 2025.

(3)	By Telephone - You may vote by using a telephone at 1 (800) 690-6903 and following the voting instructions. The deadline for telephone voting will be 11:59 p.m., Eastern Time, on March 10, 2025. If you hold your shares in “street name” through an account with a bank, broker or other entity, your ability to provide voting instructions by telephone depends on the voting process of the bank, broker or other entity through which you hold the shares. Please follow their directions carefully.

(4)	At the Meeting - Shares held directly in your name as the stockholder of record may be voted by you by attending the Meeting via the Internet and voting during the Meeting. Shares held beneficially in “street name” through an account with a bank, broker or other entity may be voted by you at the Meeting only if you obtain a legal proxy from the bank, broker or other entity that holds your shares giving you the right to vote the shares and bring such proxy to the Meeting. To attend and participate in the Meeting, visit www.virtualshareholdermeeting.com/MULN2025 and enter the 16-digit control number listed on your proxy card or voting instruction form. Please have your notice in hand when you access the website and then follow the instructions.

If you instruct the voting of your shares electronically or by telephone, you do not need to return your proxy card.

If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Meeting.

Record Date; Voting

Only holders of record of our common stock, par value $0.001 per share (“common stock”), Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), and Series C Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”), and Series E Preferred Stock, par value $0.001 per share (“Series E Preferred Stock,” collectively, the “Preferred Stock”), at the close of business on January 21, 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Stockholders may not cumulate their votes. As of the Record Date, the following shares were issued and outstanding with the number of votes indicated:

Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	61,595,743	One/share	61,595,743
Series A Preferred Stock	648	One/share	648
Series B Preferred Stock	0	One/share voting on an as-converted basis	0
Series C Preferred Stock	458	One/share voting on an as-converted basis	1
Series E Preferred Stock	0	10/share voting on an as-converted basis	0

Common Stock. Holders of our common stock are entitled to one vote for each share of common stock held of record at the close of business on the Record Date.

Series A Preferred Stock. Holders of our Series A Preferred Stock are entitled to one vote for each share of Series A Preferred Stock held of record on the Record Date.

Series B Preferred Stock and C Preferred Stock. Holders of our Series B Preferred Stock and Series C Preferred Stock are entitled to one vote for each share of common stock into which one shares of Series B Preferred Stock and/or Series C Preferred Stock, as applicable, may be converted on the Record Date, and each holder thereof is entitled to vote with the common stock on such as- converted-to-common-stock basis. There are no shares of Series B Preferred Stock outstanding as of the Record Date.

Series D Preferred Stock. Holders of our Series D Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”), have no voting rights except a majority of the outstanding Series D Preferred Stock, voting separately, is required for approval of the authorization or issuance of an equity security having a preference over the Series D Preferred Stock, amendment of the Company’s Certificate of Incorporation or bylaws that adversely affect the rights of the Series D Preferred Stock, merger or consolidation of the Company, or dissolution, liquidation or bankruptcy, as set forth in Section 8 of the Certificate of Designation for Series D Preferred Stock. To the extent the holder of a share of Series D Preferred Stock is entitled to vote on a matter pursuant to Section 8, then the holder of each share of Series D Preferred Stock has the right to one vote for each share.

Series E Preferred Stock. Holders of our Series E Preferred Stock are entitled to vote with the common stock on an as-converted-to-common stock basis and each share of Series E Preferred Stock held of record on the Record Date is convertible into 10 shares of common stock. There are no shares of Series E Preferred outstanding as of the Record Date.

Quorum

Pursuant to our bylaws, the presence, in person or by proxy, of holders of at least 33 1∕3% of our outstanding capital stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Meeting, we expect that the meeting will be adjourned to solicit additional proxies. If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Meeting.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:

(1)	FOR the Class I nominees to our Board of Directors;

(2)	FOR the December Financing Proposal;

(3)	FOR the December Additional Investment Rights Proposal;

(4)	FOR the $6M SPA Proposal;

(5)	FOR the $3M SPA Proposal;

(6)	FOR the $80M SPA Proposal;

(7)	FOR the Warrant Exchange Proposal;

(8)	FOR the Amended PSA Agreements Proposal;

(9)	FOR the 2022 Plan Share Increase Proposal;

(10)	FOR the 2022 Plan Amendment Proposal;

(11)	FOR the Authorized Preferred Stock Proposal;

(12)	FOR the Reverse Stock Split Proposal;

(13)	FOR the Auditor Ratification Proposal; and

(14)	FOR the Adjournment Proposal.

With respect to any other item of business that may properly come before the Meeting, the proxy holders may vote the proxy in their discretion.

Representatives of Broadridge Financial Solutions will assist us in the tabulation of the votes.

Abstentions and Broker Non-Votes

An abstention is (i) the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote, or (ii) selecting, or authoring a proxy holder to select, “abstain” with respect to a proposal on a ballot submitted at the Meeting. A broker “non-vote” occurs when a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.

Revocability of Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Mullen Automotive Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Meeting and voting in person.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Meeting, except with respect to each director, to the extent that a director is named as a nominee for election as a Class I director to the Board and to the extent that they participate in, and receive stock awards under, the Company’s 2022 Plan, in any of the matters to be acted upon at the Meeting.

Householding

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Adjournment of Meeting

If a quorum is not present or represented, our bylaws permit the stockholders present in person or represented by proxy to adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the Meeting at which the adjournment is taken or are displayed, during the time scheduled for the Meeting, on the Meeting website (that is, the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication). At the adjourned meeting, the Company may transact any business which might have been transacted at the Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

PROPOSAL 1

THE DIRECTOR PROPOSAL

ELECTION OF CLASS I DIRECTORS

Board Size and Structure

Our authorized Board of Directors consists of seven members. In accordance with the terms of our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, our Board of Directors is divided into three classes, Classes I, II and III, each to serve a three-year term, except for the directors’ initial terms. The Class II directors, Kent Puckett and Mark Betor, will be up for reelection at the 2026 annual meeting of stockholders, and the Class III directors, William Miltner and John Andersen, will be up for reelection at the 2027 annual meeting of stockholders. Class I directors, David Michery, Mary Winter and Ignacio Novoa, are up for reelection at this 2025 annual meeting of stockholders.

At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. We are nominating three Class I directors listed below for re-election.

Nominees for Election

At the Meeting, three nominees are to be elected as the Class I directors. If re-elected, each of these three nominees will serve on our Board until the 2028 annual meeting, or until his or her successor is duly elected and qualified in accordance with our Certificate of Incorporation and Amended and Restated bylaws, or his or her earlier death, resignation or removal. All of the nominees are currently serving as directors. No proxy may vote for more than the three nominees for Class I director.

The following table sets forth the names and ages of our Class I director nominees:

Name	Age	Title
David Michery	58	Director
Ignacio Novoa	41	Director
Mary Winter	33	Director

Each nominee has consented to being named as a nominee in this proxy statement and has indicated his availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of nominees available.

Directors are nominated by our Board based on the recommendations of the Nominating and Governance Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating and Governance Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”

Assuming the nominees are elected, we will have seven directors serving as follows:

Class I Directors: David Michery, Ignacio Novoa and Mary Winter	Term expires at our 2028 annual meeting of stockholders.
Class II Directors: Kent Puckett and Mark Betor	Term expires at our 2026 annual meeting of stockholders.
Class III Directors: William Miltner and John Andersen	Term expires at our 2027 annual meeting of stockholders.

Vote Required; Board of Directors Recommendation

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. The affirmative vote of a plurality of all of the votes present in person or represented by proxy and entitled to vote at the Meeting is necessary for the election of the Class I directors, assuming a quorum is present. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non- vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR CLASS I DIRECTORS.

PROPOSAL 2

THE DECEMBER FINANCING PROPOSAL

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, PURCHASED IN DECEMBER 2024 PURSUANT TO ADDITIONAL INVESTMENT RIGHTS, IN EXCESS OF THE 19.99% EXCHANGE CAP CONTAINED THEREIN

The information set forth in this Proposal 2 is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, dated May 14, 2024, (the “2024 Securities Purchase Agreement”), and the forms of Note and Warrant attached as Exhibits 10.3, 10.3(a), and 10.3(b), respectively, to our Quarterly Report on Form 10-Q, filed with the SEC on May 14, 2024. Stockholders are urged to carefully read these documents.

General

On May 14, 2024, the Company entered into the 2024 Securities Purchase Agreement with certain investors, pursuant to which upon the terms and subject to the conditions contained therein, the investors purchased an aggregate principal amount of $52.6 million of 5% Original Issue Discount Senior Secured Notes convertible into shares of common stock (the “Notes”) and five-year warrants exercisable for shares of common stock (the “Warrants”). Pursuant to the 2024 Securities Purchase Agreement, for a period beginning on the execution date and ending on the one year anniversary from the later of (i) the date registration statements registering the shares issuable upon conversion of all of the Notes and exercise of all the Warrants is declared effective or (ii) the date the Company has obtained stockholder approval for the issuance of the shares, the investors have the right, but not the obligation, to purchase an additional $52.6 million of 5% Original Issue Discount Senior Secured Convertible Notes and related Warrants on the same terms and conditions as provided in the 2024 Securities Purchase Agreement (the “Original Additional Investment Right”).

On December 26, and December 30, 2024, pursuant to the Original Additional Investment Right, certain investors purchased an aggregate principal amount of approximately $4.2 million (or $4.0 million excluding the 5% original issue discount) of 5% Original Issue Discount Senior Secured Notes (the “December Notes”) that are convertible into shares of common stock, and five-year warrants exercisable on a cash basis for an aggregate of 8,255,933 shares of common stock (the “December Warrants” and together with the December Notes, the “December Securities”). The December Notes and December Warrants have the same terms and conditions as the Notes and Warrants previously issued pursuant to the 2024 Securities Purchase Agreement (and as further described below), except that (1) with respect to the December Notes, (a) the conversion price is the lower of (i) $1.02, (ii) 95% of the closing sale price of the common stock on the date that the Initial Registration Statement (as defined below) is declared effective, or (iii) 95% of the lowest daily volume weighted average price (“VWAP”) in the five trading days prior to such conversion date, provided that the conversion price will not be less than $0.21 per share (not subject to adjustment), and (b) the floor of the conversion price immediately after a dilutive issuance is $0.07; and (2) with respect to the December Warrants, the exercise price is $1.12 per share and the cashless exercise formula has a floor of $0.01 (subject to adjustment). The terms of the December Notes and December Warrants are further described below.

The Notes and Warrants are not convertible by a holder to the extent that (i) the holder or any of its affiliates would beneficially own in excess of 9.9% of the common stock or (ii) the aggregate number of shares of common stock issued in connection with the conversion of all Notes and Warrants, at any time exceeds 19.99% of the total number of shares of Common Stock outstanding or of the voting power of the Common Stock outstanding as of the date of execution of the 2024 Securities Purchase Agreement, unless the Company obtains stockholder approval in compliance with Nasdaq Listing Rule 5635(d) (the “Exchange Cap”). At a special meeting held on July 9, 2024, the stockholders of the Company previously approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to the Notes and Warrants.

Since certain terms of the December Notes and December Warrants are different than the terms set forth in the Notes and Warrants, we are seeking approval of our stockholders in accordance with Nasdaq Listing Rule 5635(d) of the issuance of shares of common stock pursuant to the terms of the December Securities, and any future adjustments of the conversion and exercise price, as applicable, of the December Securities. If the Warrant Exchange Proposal (Proposal 7) is approved, then the cashless exercise floor of $0.01 set forth in the December Warrant will not be subject to further adjustment. This Proposal 2 (the December Financing Proposal) and Proposal 7 (the Warrant Exchange Proposal) will be voted on separately, and the approval of either proposal is not contingent upon the approval of the other.

As of February 5, 2025, there were outstanding approximately $23.9 million aggregate principal amount and accumulated interest of Notes, convertible into an aggregate of approximately 62 million shares of common stock, and Warrants exercisable, on a cash basis, for an aggregate of approximately 66 million shares of common stock, which were issued pursuant to the 2024 Securities Purchase Agreement, as well as the January Securities Purchase Agreement and the February Securities Purchase Agreement.

References to “Notes” and “Warrants” in the summary below also include the December Notes and the December Warrants, respectively.

Description of the December Notes

The December Notes accrue interest at a rate of 15% per annum, have an original issue discount of 5% and mature four months from the date of issuance. As security for payment of the amounts due and payable under the December Notes, the Company granted a continuing security interest in all of its right, title and interest in, its assets, whether owned, existing, acquired or arising and wherever located.

The outstanding principal and accrued but unpaid interest on the December Notes may be converted by the holder into shares of common stock (the “Note Shares”) at the lower of (i) $1.02, (ii) 95% of the closing sale price of the common stock on the date that the Company’s Initial Registration Statement (as defined below) is declared effective, or (iii) 95% of the lowest daily VWAP in the five trading days prior to such conversion date, provided, that the conversion price will not be less than $0.21 per share, which is not subject to adjustment.

Upon any event of default, the interest rate automatically increases to 20% per annum. An event of default includes the following:

●	failure to obtain stockholder approval by within 45 calendar days after the closing date for the initial closing;

●	failure to maintain sufficient reserves of authorized and unissued common stock to redeem 250% of the maximum number of shares issuable upon conversion of all the Notes then outstanding;

●	failure to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program;

●	failure to timely deliver the shares upon conversion of the Note for a period of five business days;

●	failure to pay to the holder any amount due under the Note or any other related transaction document;

●	failure to remove within five business days any restrictive legend from issued upon conversion or exercise of any securities acquired by the holder under the 2024 Securities Purchase Agreement;

●	the occurrence of any default under or acceleration prior to maturity of any indebtedness (with certain exclusions) in an aggregate amount in excess of $300,000, subject to any cure or grace period provided, or a payment default under any such indebtedness, if such default remains uncured for a period of 10 consecutive trading days;

●	bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings instituted by or against the Company, which have not been dismissed within 30 days;

●	the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a UCC foreclosure sale or any other similar action under federal, state or foreign law;

●	the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of 30 consecutive days;

●	a final judgment, judgments, any arbitration or mediation award or any settlement of any litigation or any other satisfaction of any claim made by any person pursuant to any litigation, with respect to the payment of cash, securities and/or other assets with an aggregate fair value in excess of $300,000 are rendered against, agreed to or otherwise accepted by, the Company and which judgments are not, within 30 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; provided, that any judgment which is covered by insurance or an indemnity from a credit worthy party will not be included in calculating the $300,000 amount;

●	the Company breaches any representation or warranty when made, or any covenant or other term or condition of the Note or any other related transaction document, and, only, in the case of a breach of a covenant or other term or condition that is curable, if such breach remains uncured for a period of 10 consecutive trading days after the delivery by holder of written notice thereof;

●	any provision of the Note or any other related transaction document cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company denies in writing that it has any liability or obligation purported to be created under any transaction document; and

●	failure to file annual or quarterly reports within the required periods.

Description of the December Warrants

In connection with the issuance of the December Notes, the holder also received 5-year warrants exercisable for 200% of the shares of common stock underlying the December Notes at an exercise price equal to $1.12, which is 105% of closing sale price of the common stock on the issuance date, subject to further adjustment (the “Warrant Shares”).

The December Warrants provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of common stock determined according to the following formula:

Net Number = (A x B) / C

For purposes of the foregoing formula:

A=	The total number of shares with respect to which the Warrant is then being exercised.

B=	The Black Scholes Value (as described below).

C=	The lower of the two Closing Bid Prices of the Common Stock in the two days prior the time of such exercise (as such Closing Bid Price is defined therein), but in any event not less than $0.01 (subject to adjustment).

For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable cashless exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of five years (regardless of the actual remaining term of the Warrant).

The Company will have the option to require the holders to exercise the Warrants for cash, if, at any time, the following conditions are met: (i) the registration statement covering the securities has been declared effective is effective and available for the resale of the securities and no stop-order has been issued nor has the SEC suspended or withdrawn the effectiveness of the registration statement; (ii) the Company is not in violation of any of the rules, regulations or requirements of, and has no knowledge of any facts or circumstances that could reasonably lead to suspension in the foreseeable future on, the principal market; and (iii) the VWAP for each trading day during the 10 trading day period immediately preceding the date on which the Company elects to exercise this option is 250% above the exercise price.

Conversion of the December Notes; Exercise of the December Warrants

The Company must reserve out of authorized and unissued shares a number of shares of common stock equal to 250% of the maximum number of shares of common stock that are issuable upon conversion of the December Notes and exercise of the December Warrants. If the Company fails to timely deliver shares upon conversion of Notes or exercise of Warrants, the Company will be required to either (A) pay the holder in cash for each trading day on which shares are not delivered 5% of the product of the number of shares not so issued multiplied by the closing sale price of the common stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of common stock in anticipation of delivery of shares upon conversion of the Note or exercise of the Warrant, as applicable, cash in an amount equal to holder’s total purchase price of such shares.

The exercise price and number of shares issuable upon conversion of the Notes or exercise of the Warrants, as applicable, will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets.

If, during restricted period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any Common Stock, issued or sold or deemed to have been issued or sold for a consideration per share less than a price equal to the current conversion price of the Notes or exercise price of the Warrants (a “Dilutive Issuance”), then immediately after such issuance, the conversion price or exercise price, as applicable, will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:

EP2 = EP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A=	The total number of Note/Warrant Shares with respect to which the Note may be converted or the Warrant may be exercised.

B=	The total number of shares of Common Stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=	The total number of shares of Common Stock actually issued or issuable under the Dilutive Issuance.

EP1=	The Conversion Price or Exercise Price, as applicable, in effect immediately prior to a Dilutive Issuance.

EP2=	The Conversion Price or Exercise Price, as applicable, immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $0.07 per share of common stock for the Note Conversion Price/$0.01 per share of common stock for the Warrant Exercise Price.

“Restricted period” means the period commencing on the purchase date and ending on the earlier of (i) the date immediately following the 90th day after a registration statement registering for the securities has been declared effective by the SEC and (ii) the 90th day after the securities purchased are saleable under Rule 144 without the requirement for current public information and without volume or manner of sale limitations.

The Notes and Warrants provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

The potential issuance of the shares of Common Stock underlying the Notes and Warrants, does not constitute a public offering under the Nasdaq Listing Rules.

The Board has determined that the sale of the Notes and Warrants pursuant to the Securities Purchase Agreement and the issuance of shares of Common Stock pursuant to the Notes and Warrants, is in the best interests of the Company and its stockholders because of the Company’s need to obtain additional financing.

The issuance of the Notes and Warrants pursuant to the Securities Purchase Agreement, will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, the Notes and Warrants contain anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by the Company in connection with the conversion of the Notes and exercise of the Warrants. No assurance can be given that any shares of Common Stock will be issued upon conversion of the Notes and exercise of the Warrants, or that additional shares of Common Stock will not be issued in the event that the number of shares of Common Stock issuable upon the conversion of the Notes and exercise of the Warrants does not increase pursuant to the terms of such Notes and Warrants.

Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of Common Stock the Company may issue to the investors, the Notes and Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of Common Stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. In addition, the investors may sell some or all of the shares they receive upon conversion of the Notes and exercise of the Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.

Restrictions on Issuances of Securities

Pursuant to the 2024 Securities Purchase Agreement, during the period commencing on the execution date and ending on the date immediately following the 90th day after the latest of: (i) the execution date (ii) the date on which a registration statement (or registration statements) registering for resale all registrable securities has been declared effective by the SEC and (iii) the date on which stockholder approval of the Exchange Cap is obtained, the Company agreed, with certain exceptions, not to directly or indirectly issue, offer, sell, or otherwise dispose of (or make any announcement) any equity security or any equity-linked or related security, any convertible securities, debt (with or related to equity), any preferred stock or any purchase rights. The Company also agreed not to enter into any fundamental, transaction, such as a merger, sale of more than 50% of the outstanding voting shares, sale of substantially all assets, or business combination, unless the successor entity assumes all of the obligations of the Company under the Notes and Warrants and the other transaction documents.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

The potential issuance of the shares of common stock underlying the December Notes and December Warrants, does not constitute a public offering under the Nasdaq Listing Rules.

The Board has determined that the sale of the December Notes and December Warrants pursuant to the Additional Investment Rights and the issuance of shares of common stock pursuant to the December Notes and December Warrants, is in the best interests of the Company and its stockholders because of the Company’s need to obtain additional financing.

The issuance of the December Notes and December Warrants pursuant to the Additional Investment Rights, will not affect the rights of the holders of outstanding shares of common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, December Notes and December Warrants contain anti-dilution provisions that may materially increase the number of shares of common stock that are issued by the Company in connection with the conversion of the December Notes and exercise of the December Warrants. No assurance can be given that any shares of common stock will be issued upon conversion of the December Notes and exercise of the December Warrants, or that additional shares of common stock will not be issued in the event that the number of shares of common stock issuable upon the conversion of the December Notes and exercise of the December Warrants does not increase pursuant to the terms of such Notes and Warrants.

Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of common stock the Company may issue to the investors, the December Notes and December Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of common stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the investors may sell some or all of the shares they receive upon conversion of the December Notes and exercise of the December Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.

Possible Effects of Disapproval of this Proposal

Our Board is seeking the approval of our stockholders to authorize our issuance of shares of common stock pursuant to the December Notes and December Warrants. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing shares of common stock pursuant to conversion of the December Notes and exercise of the December Warrants, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.

If this Proposal 2 is not approved by our stockholders, we will not be able to issue and sell these securities pursuant to the December Notes and the December Warrants, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal 2 requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Special Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.

Proposal 2 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 2 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, PURCHASED IN DECEMBER 2024 PURSUANT TO ADDITIONAL INVESTMENT RIGHTS, IN EXCESS OF THE 19.99% EXCHANGE CAP CONTAINED THEREIN.

PROPOSAL 3

THE DECEMBER ADDITIONAL INVESTMENT RIGHTS PROPOSAL

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, THAT THAT MAY BE PURCHASED PURSUANT TO THE DECEMBER ADDITIONAL INVESTMENT RIGHTS, IN EXCESS OF THE 19.99% EXCHANGE CAP

The information set forth in this Proposal 3 is qualified in its entirety by reference to the full text of the 2024 Securities Purchase Agreement, and the forms of Note and Warrant, attached as Exhibits 10.3, 10.3(a), and 10.3(b), respectively, to the May 14, 2024 Form 10-Q, and the Additional Investment Right Agreement, dated December 12, 2024 and the Additional Investment Right Agreement, dated December 31, 2024, attached as Exhibits 10.25(d) and 10.25(e), respectively, to our Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on January 24, 2025. Stockholders are urged to carefully read these documents.

The December Additional Investment Rights

On December 12, 2024, pursuant to the Original Additional Investment Right set forth in the 2024 Securities Purchase Agreement, certain investors purchased an aggregate principal amount of approximately $4.4 million (or $4.6 million including a 5% original issue discount) of Notes and Warrants. In connection with this purchase of additional Notes and Warrants, the Company and the investors entered into an Additional Investment Rights Agreement whereby for a one-year period ending on December 12, 2025, such investors have the right, but not the obligation, to purchase from the Company additional 5% Original Issue Discount Senior Secured Convertible Notes in an aggregate principal amount of approximately $4.6 million, and related Warrants, on the same terms and conditions as provided in the 2024 Securities Purchase Agreement.

Furthermore, on December 31, 2024, pursuant to the Original Additional Investment Right set forth in the 2024 Securities Purchase Agreement, an investor purchased an additional aggregate principal amount of approximately $5.3 million (or $5.0 million including 5% original issue discount) of Notes and Warrants. In connection with this purchase of additional Notes and Warrants, the Company and the investor entered into an Additional Investment Rights Agreement whereby for a one-year period ending on December 31, 2025, the investor has the right, but not the obligation, to purchase from the Company additional 5% Original Issue Discount Senior Secured Convertible Notes in an aggregate principal amount of approximately $5.3 million (or $5.03 million including the 5% original issue discount), and related Warrants, on the same terms and conditions as provided in the 2024 Securities Purchase Agreement, except for the following:

●	The conversion price of the Notes will be equal to a 5% discount to the lower of (a) the closing sale price of the common stock on the trading day immediately prior to the date of issuance of such Notes, (b) the closing sale price of the common stock on the date on which the Initial Registration Statement (as defined in the Registration Rights Agreement) registering at least the number of shares of common stock equal to the Initial Required Registration Amount (as defined in the Registration Rights Agreement) is declared effective by the SEC and (c) the lowest daily VWAP in the five trading days prior to such conversion sate, subject to adjustment as provided therein; provided, that, notwithstanding anything to the contrary contained in the Note, the conversion price shall not be less than a 20% discount of the price determined pursuant to prong (a).

●	Each Warrant will have an exercise price equal to 105% of the closing sale price of the common stock on the trading day immediately prior to the date of issuance of such Warrant.

There additional investment rights granted pursuant to the Additional Investment Rights Agreements dated December 12, and 31, 2024 are referred to herein as the “December Additional Investment Rights.” The terms of the Notes and Warrants that may be issued pursuant to the December Additional Investment Rights are further described below.

As of February 5, 2025, there were outstanding approximately $23.9 million aggregate principal amount and accumulated interest of Notes, convertible into an aggregate of approximately 62 million shares of common stock, and Warrants exercisable, on a cash basis, for an aggregate of approximately 66 million shares of common stock, which were issued pursuant to the 2024 Securities Purchase Agreement, as well as the January Securities Purchase Agreement and the February Securities Purchase Agreement.

The Notes and Warrants are not convertible by a holder to the extent that (i) the holder or any of its affiliates would beneficially own in excess of 9.9% of the common stock or (ii) the aggregate number of shares of common stock issued in connection with the conversion of all Notes and Warrants, which also includes Notes and Warrants issued pursuant to the December Additional Investment Rights, at any time exceeds 19.99% of the total number of shares of common stock outstanding or of the voting power of the common stock, unless the Company obtains stockholder approval in compliance with Nasdaq Listing Rule 5635(d).

We are seeking approval of our stockholders in accordance with Nasdaq Listing Rule 5635(d) of the issuance of shares of common stock pursuant to the terms of the Notes and Warrants that may be issued pursuant to the December Additional Investment Rights

Description of the Notes

The Notes that may be issued pursuant to the December Additional Investment Rights will accrue interest at a rate of 15% per annum, have an original issue discount of 5% and mature four months from the date of issuance. As security for payment of the amounts due and payable under the Notes, the Company will grant a continuing security interest in all of its right, title and interest in, its assets, whether owned, existing, acquired or arising and wherever located.

The outstanding principal and accrued but unpaid interest on the Notes that may be issued pursuant to the Additional Investment Rights Agreement entered into on December 12, 2024, may be converted by the holder into shares of common stock equal to the lower of (a) $549 (the closing sale price, as adjusted, of the common stock on the trading day immediately prior to the execution date of the 2024 Securities Purchase Agreement), (ii) $380 (95% of the closing sale price, as adjusted, of the common stock on the date that the Company’s Initial Registration Statement was declared effective), or (iii) 95% of the lowest daily VWAP in the five trading days prior to such conversion date, provided, that the conversion price will not be less than $1.16, which is not subject to adjustment.

The outstanding principal and accrued but unpaid interest on the Notes that may be issued pursuant to the Additional Investment Rights Agreement entered into on December 31, 2024, may be converted by the holder into shares of common stock equal to a 5% discount to the lower of (a) the closing sale price of the common stock on the trading day immediately prior to the date of issuance of such Notes, (b) the closing sale price of the common stock on the date on which the Initial Registration Statement (as defined in the Registration Rights Agreement) registering at least the number of shares of common stock equal to the Initial Required Registration Amount (as defined in the Registration Rights Agreement) is declared effective by the SEC, and (c) the lowest daily VWAP in the five trading days prior to such conversion sate, subject to adjustment as provided therein; provided, that, notwithstanding anything to the contrary contained in the Note, the conversion price shall not be less than a 20% discount of the price determined pursuant to prong (a).

Upon any event of default, the interest rate of the Notes automatically increases to 20% per annum. An event of default includes the following:

●	failure to obtain stockholder approval by within 45 calendar days after the closing date for the initial closing;

●	failure to maintain sufficient reserves of authorized and unissued common stock to redeem 250% of the maximum number of shares issuable upon conversion of all the Notes then outstanding;

●	failure to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program;

●	failure to timely deliver the shares upon conversion of the Note for a period of five business days;

●	failure to pay to the holder any amount due under the Note or any other related transaction document;

●	failure to remove within five business days any restrictive legend from issued upon conversion or exercise of any securities acquired by the holder under the Securities Purchase Agreement;

●	the occurrence of any default under or acceleration prior to maturity of any indebtedness (with certain exclusions) in an aggregate amount in excess of $300,000, subject to any cure or grace period provided, or a payment default under any such indebtedness, if such default remains uncured for a period of 10 consecutive trading days;

●	bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings instituted by or against the Company, which have not been dismissed within 30 days;

●	the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a UCC foreclosure sale or any other similar action under federal, state or foreign law;

●	the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of 30 consecutive days;

●	a final judgment, judgments, any arbitration or mediation award or any settlement of any litigation or any other satisfaction of any claim made by any person pursuant to any litigation, with respect to the payment of cash, securities and/or other assets with an aggregate fair value in excess of $300,000 are rendered against, agreed to or otherwise accepted by, the Company and which judgments are not, within 30 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; provided, that any judgment which is covered by insurance or an indemnity from a credit worthy party will not be included in calculating the $300,000 amount;

●	the Company breaches any representation or warranty when made, or any covenant or other term or condition of the Note or any other related transaction document, and, only, in the case of a breach of a covenant or other term or condition that is curable, if such breach remains uncured for a period of 10 consecutive trading days after the delivery by holder of written notice thereof;

●	any provision of the Note or any other related transaction document cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company denies in writing that it has any liability or obligation purported to be created under any transaction document; and

●	failure to file annual or quarterly reports within the required periods.

Description of the Warrants

In connection with the issuance of the Notes pursuant to the Additional Investment Rights Agreement entered into on December 12, 2024, the holder will also receive 5-year warrants exercisable for 200% of the shares of common stock underlying such Notes at an exercise price equal to $607 (105% of closing sale price of the common stock on execution date of the 2024 Securities Purchase Agreement), subject to further adjustment.

In connection with the issuance of the Notes pursuant to the Additional Investment Rights Agreement entered into on December 31, 2024, the holder will also receive 5-year warrants exercisable for 200% of the shares of common stock underlying such Notes at an exercise price equal to 105% of the closing sale price of the common stock on the trading day immediately prior to the date of issuance of such Warrant.

The Warrants also provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of common stock determined according to the following formula:

Net Number = (A x B) / C

For purposes of the foregoing formula:

A=	The total number of shares with respect to which the Warrant is then being exercised.

B=	The Black Scholes Value (as described below).

C=	The lower of the two Closing Bid Prices of the common stock in the two days prior the time of such exercise (as such Closing Bid Price is defined therein), but in any event not less than $0.01 (subject to adjustment) (Also see the Warrant Exchange Proposal (Proposal 7).

For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of common stock at the date of the applicable cashless exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of 5 years (regardless of the actual remaining term of the Warrant).

The Company will have the option to require the holders to exercise the Warrants for cash, if, at any time, the following conditions are met: (i) the registration statement covering the securities has been declared effective is effective and available for the resale of the securities and no stop-order has been issued nor has the SEC suspended or withdrawn the effectiveness of the registration statement; (ii) the Company is not in violation of any of the rules, regulations or requirements of, and has no knowledge of any facts or circumstances that could reasonably lead to suspension in the foreseeable future on, the principal market; and (iii) the VWAP for each trading day during the 10 trading day period immediately preceding the date on which the Company elects to exercise this option is 250% above the exercise price.

Conversion of the Notes; Exercise of the Warrants

The Company must reserve out of authorized and unissued shares a number of shares of common stock equal to 250% of the maximum number of shares of common stock that are issuable upon conversion of the Notes and exercise of the Warrants. If the Company fails to timely deliver shares upon conversion of Notes or exercise of Warrants, the Company will be required to either (A) pay the holder in cash for each trading day on which shares are not delivered 5% of the product of the number of shares not so issued multiplied by the closing sale price of the common stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of common stock in anticipation of delivery of shares upon conversion of the Note or exercise of the Warrant, as applicable, cash in an amount equal to holder’s total purchase price of such shares.

The exercise price and number of shares issuable upon conversion of the Notes or exercise of the Warrants, as applicable, will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets.

If, during restricted period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any common stock, issued or sold or deemed to have been issued or sold for a consideration per share less than a price equal to the current conversion price of the Notes or exercise price of the Warrants (a “Dilutive Issuance”), then immediately after such issuance, the conversion price or exercise price, as applicable, will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:

EP2 = EP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A=	The total number of Note/Warrant Shares with respect to which the Note may be converted or the Warrant may be exercised.

B=	The total number of shares of common stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=	The total number of shares of common stock actually issued or issuable under the Dilutive Issuance.

EP1=	The Conversion Price or Exercise Price, as applicable, in effect immediately prior to a Dilutive Issuance.

EP2=	The Conversion Price or Exercise Price, as applicable, immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $40.00 per share of common stock, as adjusted, for the Note Conversion Price/$1.00 per share of common stock, as adjusted, for the Warrant Exercise Price, each subject to further adjustment.

“Restricted period” means the period commencing on the purchase date and ending on the earlier of (i) the date immediately following the 90th day after a registration statement registering for the securities has been declared effective by the SEC and (ii) the 90th day after the securities purchased are saleable under Rule 144 without the requirement for current public information and without volume or manner of sale limitations.

The Notes and Warrants provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of common stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the Warrant.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

The potential issuance of the shares of common stock underlying the Notes and Warrants that may be issued pursuant to the December Additional Investment Rights, does not constitute a public offering under the Nasdaq Listing Rules.

The Board has determined that the sale of the Notes and Warrants pursuant to the December Additional Investment Rights and the issuance of shares of common stock pursuant to the Notes and Warrants, is in the best interests of the Company and its stockholders because of the Company’s need to obtain additional financing.

The issuance of the Notes and Warrants pursuant to the December Additional Investment Rights, will not affect the rights of the holders of outstanding shares of common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, the Notes and Warrants contain anti-dilution provisions that may materially increase the number of shares of common stock that are issued by the Company in connection with the conversion of the Notes and exercise of the Warrants. No assurance can be given that any shares of common stock will be issued upon conversion of the Notes and exercise of the Warrants, or that additional shares of common stock will not be issued in the event that the number of shares of common stock issuable upon the conversion of the Notes and exercise of the Warrants does not increase pursuant to the terms of such Notes and Warrants.

Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of common stock the Company may issue to the investors, the Notes and Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of common stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the investors may sell some or all of the shares they receive upon conversion of the Notes and exercise of the Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.

Possible Effects of Disapproval of this Proposal

Our Board is seeking the approval of our stockholders to authorize our issuance of Notes and Warrants pursuant to the December Additional Investment Rights, as described above, and shares of common stock pursuant to the Notes and Warrants. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing additional common stock pursuant to conversion of the Notes and exercise of the Warrants, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.

If this Proposal 3 is not approved by our stockholders, we will not be able to issue and sell these securities pursuant to the December Additional Investment Rights, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal 3 requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.

Proposal 3 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 3 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, THAT THAT MAY BE PURCHASED PURSUANT TO THE DECEMBER ADDITIONAL INVESTMENT RIGHTS, IN EXCESS OF THE 19.99% EXCHANGE CAP

PROPOSAL 4

THE $6M SPA PROPOSAL

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, PURCHASED PURSUANT TO THE $6M SECURITIES PURCHASE AGREEMENT, IN EXCESS OF THE 19.99% SHARE CAP CONTAINED THEREIN

The information set forth in this Proposal 4 is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, dated January 23, 2025, between the Company and certain investors (the “$6M Securities Purchase Agreement”) and the forms of Note and Warrant, attached as Exhibits 10.1, 10.1(a), and 10.1(b), respectively, to our Current Report on Form 8-K, filed with the SEC on January 27, 2025. Stockholders are urged to carefully read these documents.

General

On January 23, 2025, the Company entered into the $6M Securities Purchase Agreement pursuant to which, upon the terms and subject to the conditions contained therein, the investors agreed to purchase upon execution an aggregate principal amount of approximately $6.3 million of 5% Original Issue Discount Secured Notes (the “$6M Notes”) convertible into shares of common stock and five-year warrants exercisable for shares of common stock (the “$6M Warrants”).

Furthermore, pursuant to the terms of the $6M Securities Purchase Agreement, for a period beginning on January 23, 2025 and ending on the one year anniversary from the later of (i) the date a registration statement covering all registrable securities is declared effective or (ii) the date the Company has obtained stockholder approval, the investors have investment rights to purchase from time to time additional $6M Notes in the aggregate principal amount of up to approximately $6.3 million and related $6M Warrants on the same terms and conditions as the $6M Notes and $6M Warrants.

During the period commencing on the execution date and ending on the date immediately following the 90th day after the latest of: (i) the execution date, (ii) the date on which a registration statement (or registration statements) registering for resale all registrable securities has been declared effective by the SEC and (iii) the date on which stockholder approval is obtained (the “Restricted Period”), the Company has agreed, with certain exceptions, not to directly or indirectly issue, offer, sell, or otherwise dispose of (or make any announcement) any equity security or any equity-linked or related security, any convertible securities, debt (with or related to equity), any preferred stock or any purchase rights. The Company also agreed not to enter into any fundamental, transaction, such as a merger, sale of more than 50% of the outstanding voting shares, sale of substantially all assets, or business combination, unless the successor entity assumes all of the obligations of the Company under the $6M Notes and $6M Warrants and the other transaction documents.

The $6M Notes and $6M Warrants are not convertible by a holder to the extent that the holder or any of its affiliates would beneficially own in excess of 9.9% of the common stock. Plus, the $6M Notes and $6M Warrants are not convertible to the extent the aggregate number of shares of common stock issued in connection with the conversion of all $6M Notes and $6M Warrants at any time exceeds 19.9% of the total number of shares of common stock outstanding or of the voting power of the common stock outstanding as of the date of execution of the $6M Securities Purchase Agreement, unless the Company obtains stockholder approval in compliance with Nasdaq Listing Rule 5635(d).

Description of the $6M Notes

The $6M Notes accrue interest at a rate of 15% per annum, have an original issue discount of 5% and mature four months from the date of issuance. As security for payment of the amounts due and payable under the $6M Notes, the Company granted a continuing security interest in all of its right, title and interest in, its assets, whether owned, existing, acquired or arising and wherever located.

The outstanding principal and accrued but unpaid interest on the $6M Notes may be converted by the holder into shares of common stock at the lower of (i) $0.39, (ii) 95% of the closing sale price of the common stock on the date that the registration statement is declared effective, or (iii) 95% of the lowest daily volume weighted average price in the five trading days prior to such conversion date, provided, that the conversion price will not be less than $0.08 per share, not subject to adjustment.

Upon any event of default, the interest rate of the $6M Notes automatically increases to 20% per annum. An event of default includes the following:

●	failure to obtain stockholder approval by within 45 calendar days after the closing date for the initial closing;

●	failure to maintain sufficient reserves of authorized and unissued common stock to redeem 250% of the maximum number of shares issuable upon conversion of all the $6M Notes then outstanding;

●	failure to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program;

●	failure to timely deliver the shares upon conversion of the $6M Note for a period of five business days;

●	failure to pay to the holder any amount due under the $6M Note or any other related transaction document;

●	failure to remove within five business days any restrictive legend from issued upon conversion or exercise of any securities acquired by the holder under the $6M Securities Purchase Agreement;

●	the occurrence of any default under or acceleration prior to maturity of any indebtedness (with certain exclusions) in an aggregate amount in excess of $300,000, subject to any cure or grace period provided, or a payment default under any such indebtedness, if such default remains uncured for a period of 10 consecutive trading days;

●	bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings instituted by or against the Company, which have not been dismissed within 30 days;

●	the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a UCC foreclosure sale or any other similar action under federal, state or foreign law;

●	the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of 30 consecutive days;

●	a final judgment, judgments, any arbitration or mediation award or any settlement of any litigation or any other satisfaction of any claim made by any person pursuant to any litigation, with respect to the payment of cash, securities and/or other assets with an aggregate fair value in excess of $300,000 are rendered against, agreed to or otherwise accepted by, the Company and which judgments are not, within 30 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; provided, that any judgment which is covered by insurance or an indemnity from a credit worthy party will not be included in calculating the $300,000 amount;

●	the Company breaches any representation or warranty when made, or any covenant or other term or condition of the Note or any other related transaction document, and, only, in the case of a breach of a covenant or other term or condition that is curable, if such breach remains uncured for a period of 10 consecutive trading days after the delivery by holder of written notice thereof;

●	any provision of the Note or any other related transaction document cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company denies in writing that it has any liability or obligation purported to be created under any transaction document; and

●	failure to file annual or quarterly reports within the required periods; and

●	failure to reduce annual salary expense by $13.0 million by February 1, 2025.

Description of the $6M Warrants

In connection with the issuance of the $6M Notes, the holders also received 5-year warrants exercisable on a cash basis for an aggregate of 32,388,664 shares of common stock, subject to further adjustment. The Warrants provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of common stock determined according to the following formula:

Net Number = (A x B) / C

For purposes of the foregoing formula:

A=	The total number of shares with respect to which the Warrant is then being exercised.

B=	The Black Scholes Value (as described below).

C=	The lower of the two Closing Bid Prices of the common stock in the two days prior the time of such exercise (as such Closing Bid Price is defined therein), but in any event not less than $0.01 (not be subject to adjustment).

For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable cashless exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of five years (regardless of the actual remaining term of the $6M Warrant).

The Company will have the option to require the holders to exercise the $6M Warrants for cash, if, at any time, the following conditions are met: (i) the registration statement covering the securities has been declared effective is effective and available for the resale of the securities and no stop-order has been issued nor has the SEC suspended or withdrawn the effectiveness of the registration statement; (ii) the Company is not in violation of any of the rules, regulations or requirements of, and has no knowledge of any facts or circumstances that could reasonably lead to suspension in the foreseeable future on, the principal market; and (iii) the VWAP for each trading day during the 10 trading day period immediately preceding the date on which the Company elects to exercise this option is 250% above the exercise price.

Conversion of the $6M Notes; Exercise of the $6M Warrants

The Company is required to reserve out of authorized and unissued shares a number of shares of common stock equal to 250% of the maximum number of shares of common stock that are issuable upon conversion of the $6M Notes and exercise of the $6M Warrants. If the Company fails to timely deliver shares upon conversion of the $6M Notes or exercise of the $6M Warrants, the Company will be required to either (A) pay the holder in cash for each trading day on which shares are not delivered 5% of the product of the number of shares not so issued multiplied by the closing sale price of the common stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of common stock in anticipation of delivery of shares upon conversion of the $6M Note or exercise of the Warrant, as applicable, cash in an amount equal to holder’s total purchase price of such shares.

The exercise price and number of shares issuable upon conversion of the $6M Notes or exercise of the $6M Warrants, as applicable, will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets.

If, during the Restricted Period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any Common Stock, issued or sold or deemed to have been issued or sold for a consideration per share less than a price equal to the current conversion price of the Notes or exercise price of the Warrants (a “Dilutive Issuance”), then immediately after such issuance, the conversion price or exercise price, as applicable, will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:

EP2 = EP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A=	The total number of $6M Note/$6M Warrant shares with respect to which the $6M Note may be converted or the $6M Warrant may be exercised.

B=	The total number of shares of common stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=	The total number of shares of common stock actually issued or issuable under the Dilutive Issuance.

EP1=	The Conversion Price or Exercise Price, as applicable, in effect immediately prior to a Dilutive Issuance.

EP2=	The Conversion Price or Exercise Price, as applicable, immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $0.08 per share of common stock (not subject to adjustment) with respect to the $6M Note or $0.01 per share of common stock (not subject to adjustment) with respect to the $6M Warrant.

The $6M Notes and $6M Warrants provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of common stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the $6M Warrant.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

The potential issuance of the shares of common stock underlying the $6M Notes and $6M Warrants as well as $6M Notes and $6M Warrants that may be issued pursuant to the additional investment rights granted pursuant to the $6M Securities Purchase Agreement, does not constitute a public offering under the Nasdaq Listing Rules.

The Board has determined that the sale of the $6M Notes and $6M Warrants pursuant to the $6M Securities Purchase Agreement, including the related additional investment rights granted thereunder, and the issuance of shares of common stock pursuant to such $6M Notes and $6M Warrants, is in the best interests of the Company and its stockholders because of the Company’s need to obtain additional financing.

The issuance of the $6M Notes and $6M Warrants pursuant to the $6M Securities Purchase Agreement, will not affect the rights of the holders of outstanding shares of common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, the $6M Notes and $6M Warrants contain anti-dilution provisions that may materially increase the number of shares of common stock that are issued by the Company in connection with the conversion of the Notes and exercise of the $6M Warrants. No assurance can be given that any shares of common stock will be issued upon conversion of the $6M Notes and exercise of the $6M Warrants, or that additional shares of common stock will not be issued in the event that the number of shares of common stock issuable upon the conversion of the $6M Notes and exercise of the $6M Warrants does not increase pursuant to the terms of such $6M Notes and $6M Warrants.

Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of common stock the Company may issue to the investors, the $6M Notes and $6M Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of common stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the investors may sell some or all of the shares they receive upon conversion of the $6M Notes and exercise of the $6M Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.

Possible Effects of Disapproval of this Proposal

Our Board is seeking the approval of our stockholders to authorize our issuance of $6M Notes and $6M Warrants pursuant to the December Additional Investment Rights, as described above, and shares of common stock pursuant to the $6M Notes and $6M Warrants. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing additional common stock pursuant to conversion of the Notes and exercise of the $6M Warrants, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.

If this Proposal 4 is not approved by our stockholders, we will not be able to issue and sell these securities pursuant to the December Additional Investment Rights, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal 4 requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.

Proposal 4 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 4 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, PURCHASED PURSUANT TO THE $6M SECURITIES PURCHASE AGREEMENT, IN EXCESS OF THE 19.99% SHARE CAP CONTAINED THEREIN

PROPOSAL 5

THE $3M SPA PROPOSAL

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, PURCHASED PURSUANT TO THE $3M SECURITIES PURCHASE AGREEMENT, IN EXCESS OF THE 19.99% SHARE CAP CONTAINED THEREIN

The information set forth in this Proposal 5 is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, dated February 5, 2025, between the Company and certain investors (the “$3M Securities Purchase Agreement”) and the forms of Note and Warrant, attached as Exhibits 10.1, 10.1(a), and 10.1(b), respectively, to our Current Report on Form 8-K, filed with the SEC on February [ ], 2025. Stockholders are urged to carefully read these documents.

General

On February 5, 2025, the Company entered into the $3M Securities Purchase Agreement pursuant to which, upon the terms and subject to the conditions contained therein, certain investors agreed to purchase upon execution an aggregate principal amount of approximately $3.1 million of 5% Original Issue Discount Secured Notes (the “$3M Notes”) convertible into shares of common stock and five-year warrants exercisable for shares of common stock (the “$3M Warrants”).

Furthermore, pursuant to the terms of the $3M Securities Purchase Agreement, for a period beginning on February 5, 2025 and ending on the one year anniversary from the later of (i) the date a registration statement covering all registrable securities is declared effective or (ii) the date the Company has obtained stockholder approval, the investors have investment rights to purchase from time to time additional $3M Notes in the aggregate principal amount of up to approximately $3.1 million and related $3M Warrants on the same terms and conditions as the $3M Notes and $3M Warrants.

During the period commencing on the execution date and ending on the date immediately following the 90th day after the latest of: (i) the execution date, (ii) the date on which a registration statement (or registration statements) registering for resale all registrable securities has been declared effective by the SEC and (iii) the date on which stockholder approval is obtained (the “Restricted Period”), the Company has agreed, with certain exceptions, not to directly or indirectly issue, offer, sell, or otherwise dispose of (or make any announcement) any equity security or any equity-linked or related security, any convertible securities, debt (with or related to equity), any preferred stock or any purchase rights. The Company also agreed not to enter into any fundamental, transaction, such as a merger, sale of more than 50% of the outstanding voting shares, sale of substantially all assets, or business combination, unless the successor entity assumes all of the obligations of the Company under the $3M Notes and $3M Warrants and the other transaction documents.

The $3M Notes and $3M Warrants are not convertible by a holder to the extent that the holder or any of its affiliates would beneficially own in excess of 9.9% of the common stock. Plus, the $3M Notes and $3M Warrants are not convertible to the extent the aggregate number of shares of common stock issued in connection with the conversion of all $3M Notes and $3M Warrants at any time exceeds 19.9% of the total number of shares of common stock outstanding or of the voting power of the common stock outstanding as of the date of execution of the $3M Securities Purchase Agreement, unless the Company obtains stockholder approval in compliance with Nasdaq Listing Rule 5635(d).

Description of the $3M Notes

The $3M Notes accrue interest at a rate of 15% per annum, have an original issue discount of 5% and mature four months from the date of issuance. As security for payment of the amounts due and payable under the $3M Notes, the Company granted a continuing security interest in all of its right, title and interest in, its assets, whether owned, existing, acquired or arising and wherever located.

The outstanding principal and accrued but unpaid interest on the $3M Notes may be converted by the holder into shares of common stock at the lower of (i) $0.25, (ii) 95% of the closing sale price of the common stock on the date that the registration statement is declared effective, or (iii) 95% of the lowest daily volume weighted average price in the five trading days prior to such conversion date, provided, that the conversion price will not be less than $0.05 per share, not subject to adjustment.

Upon any event of default, the interest rate of the $3M Notes automatically increases to 20% per annum. An event of default includes the following:

●	failure to obtain stockholder approval by within 45 calendar days after the closing date for the initial closing;

●	failure to maintain sufficient reserves of authorized and unissued common stock to redeem 250% of the maximum number of shares issuable upon conversion of all the $3M Notes then outstanding;

●	failure to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program;

●	failure to timely deliver the shares upon conversion of the $3M Note for a period of five business days;

●	failure to pay to the holder any amount due under the $3M Note or any other related transaction document;

●	failure to remove within five business days any restrictive legend from issued upon conversion or exercise of any securities acquired by the holder under the $3M Securities Purchase Agreement;

●	the occurrence of any default under or acceleration prior to maturity of any indebtedness (with certain exclusions) in an aggregate amount in excess of $300,000, subject to any cure or grace period provided, or a payment default under any such indebtedness, if such default remains uncured for a period of 10 consecutive trading days;

●	bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings instituted by or against the Company, which have not been dismissed within 30 days;

●	the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a UCC foreclosure sale or any other similar action under federal, state or foreign law;

●	the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of 30 consecutive days;

●	a final judgment, judgments, any arbitration or mediation award or any settlement of any litigation or any other satisfaction of any claim made by any person pursuant to any litigation, with respect to the payment of cash, securities and/or other assets with an aggregate fair value in excess of $300,000 are rendered against, agreed to or otherwise accepted by, the Company and which judgments are not, within 30 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; provided, that any judgment which is covered by insurance or an indemnity from a credit worthy party will not be included in calculating the $300,000 amount;

●	the Company breaches any representation or warranty when made, or any covenant or other term or condition of the Note or any other related transaction document, and, only, in the case of a breach of a covenant or other term or condition that is curable, if such breach remains uncured for a period of 10 consecutive trading days after the delivery by holder of written notice thereof;

●	any provision of the Note or any other related transaction document cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company denies in writing that it has any liability or obligation purported to be created under any transaction document; and

●	failure to file annual or quarterly reports within the required periods.

Description of the $3M Warrants

In connection with the issuance of the $3M Notes, the holders also received 5-year warrants exercisable on a cash basis of $0.27 per share for an aggregate of 25,178,949 shares of common stock, subject to further adjustment. The Warrants provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of common stock determined according to the following formula:

Net Number = (A x B) / C

For purposes of the foregoing formula:

A=	The total number of shares with respect to which the Warrant is then being exercised.

B=	The Black Scholes Value (as described below).

C=	The lower of the two Closing Bid Prices of the common stock in the two days prior the time of such exercise (as such Closing Bid Price is defined therein), but in any event not less than $0.01 (not be subject to adjustment).

For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable cashless exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of five years (regardless of the actual remaining term of the $3M Warrant).

The Company will have the option to require the holders to exercise the $3M Warrants for cash, if, at any time, the following conditions are met: (i) the registration statement covering the securities has been declared effective is effective and available for the resale of the securities and no stop-order has been issued nor has the SEC suspended or withdrawn the effectiveness of the registration statement; (ii) the Company is not in violation of any of the rules, regulations or requirements of, and has no knowledge of any facts or circumstances that could reasonably lead to suspension in the foreseeable future on, the principal market; and (iii) the VWAP for each trading day during the 10 trading day period immediately preceding the date on which the Company elects to exercise this option is 250% above the exercise price.

Conversion of the $3M Notes; Exercise of the $3M Warrants

The Company is required to reserve out of authorized and unissued shares a number of shares of common stock equal to 250% of the maximum number of shares of common stock that are issuable upon conversion of the $3M Notes and exercise of the $3M Warrants. If the Company fails to timely deliver shares upon conversion of the $3M Notes or exercise of the $3M Warrants, the Company will be required to either (A) pay the holder in cash for each trading day on which shares are not delivered 5% of the product of the number of shares not so issued multiplied by the closing sale price of the common stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of common stock in anticipation of delivery of shares upon conversion of the $3M Note or exercise of the Warrant, as applicable, cash in an amount equal to holder’s total purchase price of such shares.

The exercise price and number of shares issuable upon conversion of the $3M Notes or exercise of the $3M Warrants, as applicable, will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets.

If, during the Restricted Period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any Common Stock, issued or sold or deemed to have been issued or sold for a consideration per share less than a price equal to the current conversion price of the Notes or exercise price of the Warrants (a “Dilutive Issuance”), then immediately after such issuance, the conversion price or exercise price, as applicable, will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:

EP2 = EP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A=	The total number of $3M Note/$3M Warrant shares with respect to which the $3M Note may be converted or the $3M Warrant may be exercised.

B=	The total number of shares of common stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=	The total number of shares of common stock actually issued or issuable under the Dilutive Issuance.

EP1=	The Conversion Price or Exercise Price, as applicable, in effect immediately prior to a Dilutive Issuance.

EP2=	The Conversion Price or Exercise Price, as applicable, immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $0.05 per share of common stock (not subject to adjustment) with respect to the $3M Note or $0.01 per share of common stock (not subject to adjustment) with respect to the $3M Warrant.

The $3M Notes and $3M Warrants provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of common stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the $3M Warrant.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

The potential issuance of the shares of common stock underlying the $3M Notes and $3M Warrants as well as $3M Notes and $3M Warrants that may be issued pursuant to the additional investment rights granted pursuant to the $3M Securities Purchase Agreement, does not constitute a public offering under the Nasdaq Listing Rules.

The Board has determined that the sale of the $3M Notes and $3M Warrants pursuant to the $3M Securities Purchase Agreement, including the related additional investment rights granted thereunder, and the issuance of shares of common stock pursuant to such $3M Notes and $3M Warrants, is in the best interests of the Company and its stockholders because of the Company’s need to obtain additional financing.

The issuance of the $3M Notes and $3M Warrants pursuant to the $3M Securities Purchase Agreement, will not affect the rights of the holders of outstanding shares of common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, the $3M Notes and $3M Warrants contain anti-dilution provisions that may materially increase the number of shares of common stock that are issued by the Company in connection with the conversion of the Notes and exercise of the $3M Warrants. No assurance can be given that any shares of common stock will be issued upon conversion of the $3M Notes and exercise of the $3M Warrants, or that additional shares of common stock will not be issued in the event that the number of shares of common stock issuable upon the conversion of the $3M Notes and exercise of the $3M Warrants does not increase pursuant to the terms of such $3M Notes and $3M Warrants.

Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of common stock the Company may issue to the investors, the $3M Notes and $3M Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of common stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the investors may sell some or all of the shares they receive upon conversion of the $3M Notes and exercise of the $3M Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.

Possible Effects of Disapproval of this Proposal

Our Board is seeking the approval of our stockholders to authorize our issuance of $3M Notes and $3M Warrants pursuant to the $3M Securities Purchase Agreement, as described above, and shares of common stock pursuant to the $3M Notes and $3M Warrants. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing additional common stock pursuant to conversion of the Notes and exercise of the $3M Warrants, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.

If this Proposal 5 is not approved by our stockholders, we will not be able to issue and sell these securities pursuant to the December Additional Investment Rights, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal 5 requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.

Proposal 5 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 5 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, PURCHASED PURSUANT TO THE $3M SECURITIES PURCHASE AGREEMENT, IN EXCESS OF THE 19.99% SHARE CAP CONTAINED THEREIN

PROPOSAL 6

THE $80M SPA PROPOSAL

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, PURCHASED PURSUANT TO A PROPOSED $80M SECURITIES PURCHASE AGREEMENT, IN EXCESS OF THE 19.99% SHARE CAP

General

The Company is seeking approval of stockholders for the proposed issuance of an aggregate principal amount of $84.2 million of 5% Original Issue Discount Senior Secured Notes ($80.0 million excluding the 5% original issue discount) convertible into shares of common stock (the “$80M Notes”) and five-year warrants exercisable for shares of common stock (the “$80M Warrants”) notes and warrants, and the issuance of shares of common stock upon the conversion and exercise of the $80M Notes and $80M Warrants. The $80M Notes and $80M Warrants would be issued pursuant to a securities purchase agreement (the “$80M Securities Purchase Agreement”) that may be entered into by the Company at the discretion of the Board at any time prior to the one-year anniversary of the Annual Meeting.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities. The sale of the $80M Notes and $80M Warrants, and the issuance of common stock pursuant to the terms of conversion and exercise thereof, respectively, will be a transaction other than a public offering and would involve the sale or issuance of our common stock in excess of the amounts set forth in Nasdaq Listing Rule 5635(d).

If this proposal is approved, then the Company may enter into the $80M Securities Purchase Agreement at any time prior to the one-year anniversary of the Annual Meeting. The information set forth in this Proposal 5 is qualified in its entirety by reference to the full text of the $80M Securities Purchase Agreement, $80M Note and $80M Warrant, substantially in the forms attached as Appendices A, B, and C, respectively, to this proxy statement. Stockholders are urged to carefully read these documents.

The $80M Securities Purchase Agreement

Pursuant to the $80M Securities Purchase Agreement, the investor would purchase and the Company would issue and sell on a quarterly basis, an aggregate of $21,052,631.58 principal amount of $80M Notes and related $80M Warrants provided that at the time of each funding date, the Company is in compliance with the continued listing standards of The Nasdaq Capital Market and, the Company maintains, as of the last day of each calendar quarter and on a rolling two-quarter basis, a cash burn of no more than $20.0 million per quarter (the “Funding Conditions”). The investor would be permitted to terminate its obligation to purchase amounts under the $80M Securities Purchase Agreement if the Funding Conditions, as well as other closing conditions (as described below), have not occurred for a period of one month or longer after a quarterly closing date.

Upon execution of the $80M Securities Purchase Agreement, the Company will issue to the investor, as a commitment fee, a number of shares of common stock equal to 5% of the aggregate original principal amount of the $80M Notes) (the “Commitment Fee Shares”). The Commitment Fee Shares will be priced at a 5% discount to the closing sale price of the common stock on the first business day following the date on which the registration statement is declared effective. The Commitment Fee Shares are required to be issued even if the $80M Securities Purchase Agreement is terminated before the registration statement is declared effective for any reason.

Furthermore, for a period until the later of (i) the date a registration statement registering the shares issuable upon conversion of the $80M Notes and exercise of the $80M Warrants is declared effective or (ii) the date the Company has obtained stockholder approval for the transaction, the investor will have the right, but not the obligation, to purchase an additional $84.2 million of 5% Original Issue Discount Senior Secured Convertible Notes and related Warrants on the same terms and conditions as provided in the $80M Securities Purchase Agreement.

During the period commencing on the execution date and ending on the date immediately following the 90th day after the latest of: (i) the execution date (ii) the date on which a registration statement (or registration statements) registering for resale all registrable securities has been declared effective by the SEC and (iii) the date on which stockholder approval of the Exchange Cap is obtained, the Company would agree, with certain exceptions, not to directly or indirectly issue, offer, sell, or otherwise dispose of (or make any announcement) any equity security or any equity-linked or related security, any convertible securities, debt (with or related to equity), any preferred stock or any purchase rights. The Company would also agree not to enter into any fundamental, transaction, such as a merger, sale of more than 50% of the outstanding voting shares, sale of substantially all assets, or business combination, unless the successor entity assumes all of the obligations of the Company under the $80M Notes and $80M Warrants and the other transaction documents.

The $80M Notes and $80M Warrants will be not convertible by a holder to the extent that (i) the holder or any of its affiliates would beneficially own in excess of 9.9% of the common stock or (ii) the aggregate number of shares of common stock issued in connection with the conversion of all $80M Notes and $80M Warrants, at any time exceeds 19.99% of the total number of shares of common stock outstanding or of the voting power of the common stock outstanding as of the date of execution of the $80M Securities Purchase Agreement, unless the Company obtains stockholder approval in compliance with Nasdaq Listing Rule 5635(d) (the “Exchange Cap”).

Description of the $80M Notes

The $80M Notes will accrue interest at a rate of 15% per annum, have an original issue discount of 5% and mature four months from the date of issuance. As security for payment of the amounts due and payable under the Notes, the Company will grant a continuing security interest in all of its right, title and interest in, its assets, whether owned, existing, acquired or arising and wherever located.

The outstanding principal and accrued but unpaid interest on the $80M Notes may be converted by the holder into shares of common stock equal to a 5% discount to the lower of (a) the closing sale price of the common stock on the trading day immediately prior to the date of issuance of such Notes, (b) the closing sale price of the common stock on the date on which the Initial Registration Statement registering at least the number of shares of common stock equal to the Initial Required Registration Amount is declared effective by the SEC, and (c) the lowest daily VWAP in the five trading days prior to such conversion sate, subject to adjustment as provided therein; provided, that, notwithstanding anything to the contrary contained in the $80M Note, the conversion price shall not be less than a 20% discount of the price determined pursuant to prong (a).

Upon any event of default, the interest rate of the $80M Note will automatically increases to 20% per annum. An event of default includes the following:

●	failure to maintain sufficient reserves of authorized and unissued Common Stock to redeem 250% of the maximum number of shares issuable upon conversion of all the Notes then outstanding;

●	failure to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program;

●	failure to timely deliver the shares upon conversion of the $80M Note for a period of five business days;

●	failure to pay to the holder any amount due under the $80M Note or any other related transaction document;

●	failure to remove within five business days any restrictive legend from issued upon conversion or exercise of any securities acquired by the holder under the $80M Securities Purchase Agreement;

●	the occurrence of any default under or acceleration prior to maturity of any indebtedness (with certain exclusions) in an aggregate amount in excess of $300,000, subject to any cure or grace period provided, or a payment default under any such indebtedness, if such default remains uncured for a period of 10 consecutive trading days;

●	bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings instituted by or against the Company, which have not been dismissed within 30 days;

●	the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a UCC foreclosure sale or any other similar action under federal, state or foreign law;

●	the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of 30 consecutive days;

●	a final judgment, judgments, any arbitration or mediation award or any settlement of any litigation or any other satisfaction of any claim made by any person pursuant to any litigation, with respect to the payment of cash, securities and/or other assets with an aggregate fair value in excess of $300,000 are rendered against, agreed to or otherwise accepted by, the Company and which judgments are not, within 30 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; provided, that any judgment which is covered by insurance or an indemnity from a credit worthy party will not be included in calculating the $300,000 amount;

●	the Company breaches any representation or warranty when made, or any covenant or other term or condition of the Note or any other related transaction document, and, only, in the case of a breach of a covenant or other term or condition that is curable, if such breach remains uncured for a period of 10 consecutive trading days after the delivery by holder of written notice thereof;

●	any provision of the Note or any other related transaction document cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company denies in writing that it has any liability or obligation purported to be created under any transaction document; and

●	failure to file annual or quarterly reports within the required periods.

Description of the $80M Warrants

In connection with the issuance of the $80M Notes, the holder would also receive 5-year warrants exercisable for 200% of the shares of common stock underlying such Notes at an exercise price equal to 105% of closing sale price of the common stock on execution date of the $80M Securities Purchase Agreement, subject to further adjustment.

The $80M Warrants will provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of Common Stock determined according to the following formula:

Net Number = (A x B) / C

For purposes of the foregoing formula:

A=	The total number of shares with respect to which the $80M Warrant is then being exercised.

B=	The Black Scholes Value (as described below).

C=	The lower of the two Closing Bid Prices of the common stock in the two days prior the time of such exercise (as such Closing Bid Price is defined therein), but in any event not less than $0.01 (not subject to adjustment).

For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable cashless exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of 5 years (regardless of the actual remaining term of the Warrant).

The Company will have the option to require the holders to exercise the $80M Warrants for cash, if, at any time, the following conditions are met: (i) the registration statement covering the securities has been declared effective is effective and available for the resale of the securities and no stop-order has been issued nor has the SEC suspended or withdrawn the effectiveness of the registration statement; (ii) the Company is not in violation of any of the rules, regulations or requirements of, and has no knowledge of any facts or circumstances that could reasonably lead to suspension in the foreseeable future on, the principal market; and (iii) the VWAP for each trading day during the 10 trading day period immediately preceding the date on which the Company elects to exercise this option is 250% above the exercise price.

Conversion of the $80M Notes; Exercise of the $80M Warrants

The Company will agree to reserve out of authorized and unissued shares a number of shares of common stock equal to 250% of the maximum number of shares of common stock that are issuable upon conversion of the $80M Notes and exercise of the $80M Warrants. If the Company were to fail to timely deliver shares upon conversion of $80M Notes or exercise of $80M Warrants, the Company will be required to either (A) pay the holder in cash for each trading day on which shares are not delivered 5% of the product of the number of shares not so issued multiplied by the closing sale price of the common stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of common stock in anticipation of delivery of shares upon conversion of the $80M Note or exercise of the $80M Warrant, as applicable, cash in an amount equal to holder’s total purchase price of such shares.

The exercise price and number of shares issuable upon conversion of the $80M Notes or exercise of the $80M Warrants, as applicable, will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets.

If, during restricted period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any Common Stock, issued or sold or deemed to have been issued or sold for a consideration per share less than a price equal to the current conversion price of the Notes or exercise price of the Warrants (a “Dilutive Issuance”), then immediately after such issuance, the conversion price or exercise price, as applicable, will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:

EP2 = EP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A=	The total number of Note/Warrant shares with respect to which the $80M Note may be converted or the $80M Warrant may be exercised.

B=	The total number of shares of Common Stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=	The total number of shares of Common Stock actually issued or issuable under the Dilutive Issuance.

EP1=	The Conversion Price or Exercise Price, as applicable, in effect immediately prior to a Dilutive Issuance.

EP2=	The Conversion Price or Exercise Price, as applicable, immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than 20% of the closing sale price of the common stock on the trading day immediately prior to the execution date for the $80M Note Conversion Price/$0.01 per share of Common Stock for the $80M Warrant Exercise Price (in each case, not subject to adjustment).

“Restricted period” means the period commencing on the purchase date and ending on the earlier of (i) the date immediately following the 90th day after a registration statement registering for the securities has been declared effective by the SEC and (ii) the 90th day after the securities purchased are saleable under Rule 144 without the requirement for current public information and without volume or manner of sale limitations.

The $80M Notes and $80M Warrants provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

The potential issuance of the $80M Notes and $80M Warrants and the shares of Common Stock upon exercise and conversion thereof, respectively, does not constitute a public offering under the Nasdaq Listing Rules.

The Board has determined that the sale of the $80M Notes and $80M Warrants pursuant to the $80M Securities Purchase Agreement and the issuance of shares of common stock pursuant to the $80M Notes and $80M Warrants, is in the best interests of the Company and its stockholders because of the Company’s need to obtain additional financing.

The issuance of the $80M Notes and $80M Warrants pursuant to the $80M Securities Purchase Agreement, will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, the $80M Notes and $80M Warrants contain anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by the Company in connection with the conversion of the $80M Notes and exercise of the $80M Warrants. No assurance can be given that any shares of common stock will be issued upon conversion of the $80M Notes and exercise of the $80M Warrants, or that additional shares of common stock will not be issued in the event that the number of shares of Common Stock issuable upon the conversion of the $80M Notes and exercise of the $80M Warrants does not increase pursuant to the terms of such Notes and Warrants.

Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of common stock the Company may issue to the investors, the $80M Notes and $80M Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of common stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the investors may sell some or all of the shares they receive upon conversion of the $80M Notes and exercise of the $80M Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.

Possible Effects of Disapproval of this Proposal

Our Board is seeking the approval of our stockholders to authorize our issuance of $80M Notes and $80M Warrants pursuant to the $80M Securities Purchase Agreement, as described above, and shares of common stock pursuant to the exercise and conversion of the $80M Notes and $80M Warrants, respectively. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will not enter into the $80M Securities Purchase Agreement for the sale of the $80M Notes and $80M Warrants. Plus, the Company will be prohibited from issuing the $80M Notes and $80M Warrants and common stock upon conversion of the $80M Notes and exercise of the $80M Warrants, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.

If this Proposal 6 is not approved by our stockholders, we will not be able to issue and sell these securities pursuant to the Securities Purchase Agreement, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

If we do not obtain stockholder approval at the Annual Meeting, the Board may seek stockholder approval at a future meeting.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal 6 requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.

Proposal 6 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 6 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS, AND ANY FUTURE ADJUSTMENTS OF THE CONVERSION PRICE OF THE NOTES AND EXERCISE PRICE OF THE WARRANTS, PURCHASED PURSUANT TO A PROPOSED $80M SECURITIES PURCHASE AGREEMENT, IN EXCESS OF THE 19.99% SHARE CAP

PROPOSAL 7

THE WARRANT EXCHANGE PROPOSAL

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO NEW WARRANTS EXCHANGED FOR EXISTING WARRANTS THAT WERE ISSUED PURSUANT TO THE 2024 SECURITIES PURCHASE AGREEMENT

This proposal is seeking approval, for purposes of Nasdaq Listing Rule 5635(d), the issuance of new warrants in exchange for certain existing Warrants that were previously issued to the investors pursuant to the 2024 Securities Purchase Agreement.

Background

Pursuant to the terms of the 2024 Securities Purchase Agreement, the Company has issued Warrants to investors between May 14, 2024 and December 31, 2024. As of the date of this proxy statement, there were outstanding Warrants to purchase on a cash basis an aggregate of 8,405,988 share of common stock (the “Existing Warrants”).

On February      , 2025, the Company and the investors entered into a Warrant Exchange Agreement whereby the Company agreed to issue to the investors new warrants (the “New Warrants”) in exchange for the Existing Warrants. The New Warrants have the same terms and condition as the Existing Warrants, including the number of shares issuable upon cash exercise and a term of five years from the date of issuance of the Existing Warrants, except that the exercise price floor in the formula for the cashless exercise of the New Warrants is $0.01 and not subject to adjustment for stock dividends, subdivisions, or combinations as described in the New Warrants. The New Warrants continue to be governed by the terms of the 2024 Securities Purchase Agreement.

Description of New Warrants

The following description of the New Warrants is not complete and is qualified in its entirety by reference to the Warrant Exchange Agreement, which is filed as an exhibit to our Current Report on Form 8-K filed with the SEC on February      , 2025.

The New Warrants are exercisable on a cash basis for the same number of shares and have the same term as the Existing Warrants, as follows:

Existing Warrant Date	Shares issuable upon Cash Exercise	Expiration Date
May 14, 2024	2,384	May 14, 2029
July 9, 2024	21,194	July 9, 2029
July 15, 2024	42,515	July 15, 2029
Sept. 30 & Oct. 2, 2024	47,928	Sept. 30 & Oct. 2, 2029
Dec. 12, 2024	16,862	Dec. 12, 2029
Dec. 26, 2024	6,191,950	Dec. 26, 2029
Dec. 31, 2024	2,083,155	Dec. 31, 2029

Like the Existing Warrants, the New Warrants have an exercise price equal to $606.90 (as adjusted to reflect the 1:100 reverse stock split effected in September 2024); except that the Existing Warrants issued on December 26, 2024 have an exercise price of $1.12, which means that the New Warrants issued in exchanged for such Existing Warrants also have an exercise price of $1.12. The exercise price and number of shares issuable upon exercise of the New Warrants will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets.

The New Warrants also provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of common stock determined according to the following formula:

Net Number = (A x B) / C

For purposes of the foregoing formula:

A=	The total number of shares with respect to which the New Warrant is then being exercised.

B=	The Black Scholes Value (as described below).

C=	The lower of the two Closing Bid Prices of the common stock in the two days prior the time of such exercise (as such Closing Bid Price is defined therein), but in any event not less than $0.01 (not subject to adjustment).

For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable cashless exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of 5 years (regardless of the actual remaining term of the Warrant).

The New Warrants are not convertible by a holder to the extent that (i) the holder or any of its affiliates would beneficially own in excess of 9.9% of the common stock or (ii) the aggregate number of shares of common stock issued in connection with the conversion of all Warrants and Notes issued pursuant to the 2024 Securities Purchase Agreement, at any time exceeds 19.99% of the total number of shares of common stock outstanding or of the voting power of the common stock outstanding as of the date of execution of the 2024 Securities Purchase Agreement, unless the Company obtains stockholder approval in compliance with Nasdaq Listing Rule 5635(d).

Further, the Company continues to have the option to require the holders to exercise the New Warrants for cash, if, at any time, the following conditions are met: (i) the registration statement covering the securities has been declared effective is effective and available for the resale of the securities and no stop-order has been issued nor has the SEC suspended or withdrawn the effectiveness of the registration statement; (ii) the Company is not in violation of any of the rules, regulations or requirements of, and has no knowledge of any facts or circumstances that could reasonably lead to suspension in the foreseeable future on, the principal market; and (iii) the VWAP for each trading day during the 10 trading day period immediately preceding the date on which the Company elects to exercise this option is 250% above the exercise price.

The Company will continue to reserve out of authorized and unissued shares a number of shares of common stock equal to 250% of the maximum number of shares of common stock that are issuable upon exercise of the New Warrants. If the Company fails to timely deliver shares upon exercise of Existing Warrants, the Company will be required to either (A) pay the holder in cash for each trading day on which shares are not delivered 5% of the product of the number of shares not so issued multiplied by the closing sale price of the common stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of common stock in anticipation of delivery of shares upon exercise of the New Warrant cash in an amount equal to holder’s total purchase price of such shares.

If, during restricted period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any common stock, issued or sold or deemed to have been issued or sold for a consideration per share less than a price equal to the current exercise price of the New Warrants (a “Dilutive Issuance”), then immediately after such issuance, the conversion price or exercise price, as applicable, will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:

EP2 = EP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A=	The total number of Warrant shares with respect to which the New Warrant may be exercised.

B=	The total number of shares of common stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=	The total number of shares of common stock actually issued or issuable under the Dilutive Issuance.

EP1=	The Exercise Price in effect immediately prior to a Dilutive Issuance.

EP2=	The Exercise Price immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $0.01 per share of common stock (subject to adjustment).

“Restricted period” means the period commencing on the purchase date and ending on the earlier of (i) the date immediately following the 90th day after a registration statement registering for the securities has been declared effective by the SEC and (ii) the 90th day after the securities purchased are saleable under Rule 144 without the requirement for current public information and without volume or manner of sale limitations.

The New Warrants, like the Existing Warrants, provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of common stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the Warrant.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Although the issuance of the Existing Warrants (except for the Warrants issued on December 26 and 30, 2024, which are subject to approval pursuant to the December Financing Proposal (Proposal 3) in the proxy statement) and the shares issuable upon exercise thereof were previously approved by the stockholders at a special meeting held on July 9, 2024, we are seeking approval of the issuance of shares of common stock upon exercise of the New Warrants since a term of the cashless exercise provision is revised in the New Warrants.

The issuance of the New Warrants pursuant to the Warrant Exchange Agreement, will not affect the rights of the holders of outstanding shares of common stock, but, like the Existing Warrants, issuance of shares upon exercise of the New Warrants will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

As described above, the New Warrants contain anti-dilution provisions, same as the Existing Warrants, that may materially increase the number of shares of common stock that are issued by the Company in connection with the exercise of the Existing Warrants. No assurance can be given that any shares of common stock will be issued upon exercise of the New Warrants, or that additional shares of common stock will not be issued in the event that the number of shares of common stock issuable upon the exercise of the New Warrants does not increase pursuant to the terms of such Warrants.

Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of common stock the Company may issue to the investors, the New Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of common stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the investors may sell some or all of the shares they receive upon exercise of the New Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.

Possible Effects of Disapproval of this Proposal

Our Board is seeking the approval of our stockholders to authorize our issuance of the New Warrants pursuant to the Warrant Exchange Agreement, as described above, and shares of common stock pursuant to the exercise of the New Warrants. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing additional common stock pursuant to exercise of the New Warrants, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.

If this Proposal 7 is not approved by our stockholders, we will not be able to issue and sell these securities, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Proposal 7 requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.

Proposal 7 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 7 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO NEW WARRANTS EXCHANGED FOR EXISTING WARRANTS THAT WERE ISSUED PURSUANT TO THE 2024 SECURITIES PURCHASE AGREEMENT

PROPOSAL 8

THE AMENDED PSA AGREEMENTS PROPOSAL

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(c), OF THE ISSUANCE OF SHARES OF COMMON STOCK TO OUR CHIEF EXECUTIVE OFFICER PURSUANT TO AMENDMENTS TO THE PERFORMANCE STOCK AWARD AGREEMENTS

General

We are asking the stockholders to approve amendments to the Performance Stock Award Agreement, dated May 5, 2022 (the “2022 PSA Agreement”) the Performance Stock Award Agreement, dated June 8, 2023 (the “2023 PSA Agreement” and collectively, the “PSA Agreements”) entered into with our Chief Executive Officer and founder, David Michery. Pursuant to the PSA Agreements, Mr. Michery is eligible to receive shares of common stock based on the achievement of milestones as described below (“Milestones”), and within each Milestone the achievement of certain performance tranches (each, a “Tranche”), with each Tranche representing a portion of shares of common stock that may be issued to Mr. Michery upon achievement of such Tranche. Upon the achievement of each Tranche of one of the Milestones and subject to Mr. Michery continuing as the Chief Executive Officer, the Company will issue shares of common stock as specified in the Tranche. On July 26, 2022 and August 3, 2023, at annual meetings, the stockholders of the Company previously approved the issuance of shares of common stock to Mr. Michery pursuant to the 2022 PSA Agreement and 2023 PSA Agreement, respectively. References to “Mr. Michery” in this section mean David Michery unless the context requires otherwise.

The amendment to the 2022 PSA Agreement extends the deadline from the end of July 2024 to the end of July 2026 for the Capital Benchmark Milestone, whereby Mr. Michery receives 1% of the outstanding stock for each $100 Million raised in equity or debt financing, subject to an aggregate amount of $1.0 Billion. The amendments to the 2023 PSA Agreement extends the deadlines for the Vehicle Completion, Revenue Benchmark, Battery Development and JV Acquisition Milestones, as further described below (the “2023 PSA Milestones”). References to “PSA Amendments” in this section mean the amendments to the 2022 PSA Agreement and amendments to the 2023 PSA Agreement. The full text of the Amendments and the PSA Agreements is attached to this proxy statement as Appendix D.

On May 5, 2022 and on June 8, 2023, the Board determined that (1) the grant of performance equity awards to the Chief Executive Officer (“CEO Performance Awards”) pursuant to the 2022 PSA Agreement and 2023 PSA Agreement was advisable and in the best interests of the Company and its stockholders and (2) approved entering into the 2022 PSA Agreement and the 2023 PSA Agreement and the grant of the CEO Performance Awards, respectively. On December 27 2024, the Board determined that the extension of the deadline of the Capital Benchmark Milestone in the 2022 PSA Agreement and the Vehicle Completion, Revenue Benchmark, Battery Develop and JV Acquisition Milestones in the 2023 PSA Agreement was advisable and in the best interests of the Company and its stockholders and approved entering into PSA Amendments. Mr. Michery abstained from the vote to approve the entry into the PSA Agreements, the PSA Amendments and the grant of the CEO Performance Awards.

Although Mr. Michery has achieved most of the milestones and tranches under the 2022 PSA Agreement, the Compensation Committee saw the need to continue incentivizing Mr. Michery to lead the Company through the next phase of its development. The awards already granted to Mr. Michery under the 2022 PSA Agreement are described under the section “Executive Compensation - CEO Performance Award” below and were reported in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023.

The Compensation Committee, consisting of independent directors, designed the PSA Agreements and considered the Company’s current ongoing projects and its long-term vision. The Compensation Committee also considered, and continues to consider. the need to incentivize our CEO and to drive the next decade of our shareholder returns, and recognized that Mr. Michery currently only holds a minimum ownership interest in the Company at around 0.01%. The Compensation Committee believes that the extension of the Capital Benchmark Milestone and the 20-23 PSA Milestones and grant of the equity pursuant to the terms of the PSA Amendments and the PSA Agreements is in the best interests of the stockholders as they provides incentives for Mr. Michery to achieve the Company’s business plans. Furthermore, the PSA Amendments and PSA Agreements recognize the Company’s growth potential and is designed to motivate Mr. Michery whose inspirational creativity and leadership can uniquely unlock this potential and continue to deliver exceptional value to the Company. As the Company’s founder, a thought leader and a person who developed the Company’s brand and vision from the beginning, the Compensation Committee believes that Mr. Michery inspires employees and customers alike with his creativity, dynamic market-creating innovation and enduring dedication to Mullen’s mission.

As noted below, Nasdaq Listing Rule 5635 requires approval by a listed company’s stockholders with respect to a material amendment of any equity compensation arrangement pursuant to which stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the listed company’s charter. The PSA Amendments provide that the Company is not obligated to issue shares underlying the CEO Performance Award until the Company’s stockholders have voted to approve the PSA Amendments. Further, the PSA Amendments provide that if the Company’s stockholders do not approve such awards on or before December 24, 2025, the date that is 12 months after the date the CEO Performance Awards under the PSA Amendments was amended and granted, then such CEO Performance Awards shall be forfeited. We are therefore seeking stockholder approval to comply with the rules and regulations of Nasdaq and the terms of the PSA Amendments.

Value to Stockholders

The Board of Directors determined it in the best interests of stockholders to retain Mr. Michery with a long-term compensation agreement that is highly aligned with continued stockholder returns. The Board believes that the PSA Amendments, like the PSA Agreements, is designed to both incentivize Mr. Michery and to provide benefit to the stockholders of the Company. Specifically, the Company believes the PSA Amendments benefits stockholders in the following ways:

1.	Pay for Performance

The PSA Amendments embodies a 100% at-risk performance award consisting exclusively of shares of common stock of the Company with tranches that vest only if significant milestones are achieved. Individual tranches can vest regardless of whether any or all of the other tranches vest. Thus, compensation under the PSA Amendments is incremental and linked to Company performance and therefore aligned with the interests of stockholders.

2.	Incentive for Mr. Michery’s Continued, Long-term Service and High Level of Performance

The Board believes that Mr. Michery’s ongoing active and engaged service is critical to the continued development and long-term interests of the Company. While the Board recognizes that the Company has many valuable employees who have contributed to the Company, the Board believes Mr. Michery’s leadership has been crucial in the Company’s formative years and phases of its early development. The structure of this compensation agreement provides significant motivation for Mr. Michery to deliver stockholder returns and to manage the business with a long-term perspective.

3.	Compensation is Non-Cash

Mr. Michery’s compensation under the PSA Amendments and PSA Agreements requires no cash to be expended by the Company. As a result, the Company will be able to allocate its cash resources to further strategic initiatives that improve the underlying value of the Company’s business operations and financial performance.

4.	Compensation is Performance-Based

The Board believes this award is a “pay-for-performance” compensation program that directly aligns Mr. Michery’s interests with the Company’s long-term plans and the interests generally of both the Company and its stockholders.

5.	Incentive for Mr. Michery to Finish Projects in the Pipeline

Certain milestones in the PSA Amendments and PSA Agreements are tied to current projects that are in the pipeline, i.e., battery development. The Board believes that the PSA Amendments will continue to incentivize Mr. Michery to finish these current projects.

Methodology

In consideration of the achievements the Company has made under Mr. Michery’s leadership and considering (1) the potential for the Company’s future growth, (2) that Mr. Michery has accomplished most of the milestones under the 2022 PSA Agreement with a certain of remaining milestones lapsed, and (3) that Mr. Michery’s current ownership interest in the Company is minimum, the Compensation Committee of the Board of Directors saw the need to extend the incentive compensation program to encourage Mr. Michery’s continued leadership, and to motivate him to finish projects in the pipeline and to create significant stockholder value. The Compensation Committee considered Mr. Michery’s current compensation package, which includes an annual salary of $750,000 plus incentive compensation and an annual grant of one million shares of Common Stock. In addition, the Compensation Committee considered Mr. Michery’s ownership of the Company’s common stock and the fact that even with the shares of common stock that Mr. Michery earned under the PSA Agreements, his ownership interest in the Company is still minimum at around 0.01%, the significant dilution to his interests and the strong belief that the best outcome for the Company’s stockholders is for Mr. Michery to accomplish the Company’s current projects in the pipeline and to continue leading the Company over the long-term.

Throughout the entire process, the Compensation Committee met both formally and informally to discuss Mr. Michery’s compensation plan. They maintained a dialogue with Mr. Michery to share their ideas, to discuss his views and to negotiate the terms of the award with him. The Compensation Committee provided the Board of Directors with frequent updates on their progress and discussions, and the independent, non-interested members of the Board of Directors periodically met with Mr. Michery to express their opinions on the award and to gain an understanding of his commitment and goals for the Company. The Board also used the services of outside counsel to the Company to assist in drafting the PSA Amendments. The Compensation Committee did not calculate an estimate of the grant date “fair value” of the CEO Performance Awards. The Compensation Committee did not retain a financial advisor or a compensation consultant in connection with the discussion of the PSA Amendments. After the process was completed, the Compensation Committee presented the PSA Amendments to Mr. Michery. Mr. Michery agreed that the PSA Amendments, substantially as presented, would continue to motivate and incentivize him in leading the Company.

The Compensation Committee intends to incentivize and motivate Mr. Michery to continue to lead the Company over the long-term while continuing his current and past standard of involvement and leadership. In the Compensation Committee’s discussions with Mr. Michery, he indicated that the 2023 PSA Agreement would accomplish that.

When reviewing the PSA Amendments, the Compensation Committee considered:

●	What milestones should be used to promote stockholder value;

●	The size of each award based on the relative impact of the milestone achieve

●	The balance of risks and benefits associated with any award;

●	That the CEO Performance Awards are linked to performance;

●	Mr. Michery’s ownership interest in the Company;

●	Motivations for Mr. Michery to finish current vehicle manufacturing and battery development projects in the pipeline; and

●	Milestones that can incentivize Mr. Michery’s long term devotion to and leadership of the Company.

The Compensation Committee presented the PSA Amendments to the Board of Directors with a recommendation that the PSA Amendments be approved. The independent, non-interested members of the Board of Directors reviewed the agreement and considered the recommendation. The Board of Directors concluded that the PSA Amendments would motivate and incentivize Mr. Michery in his continued leadership of the Company on a long-term basis while aligning his interests with those of the Company’s other stockholders and providing significant stockholder value. The Board approved the PSA Amendments, with Mr. Michery abstaining and all other members of the Board of Directors approving the PSA Amendments. Stockholder approval is required for shares of the Company’s Common Stock to be issued to Mr. Michery in accordance with the PSA Amendments.

Summary of the PSA Amendments

Below is an overview of the material terms of the PSA Amendments. See Appendix D for the full PSA Agreements and the PSA Agreements.

As described in the PSA Agreements, Mr. Michery is eligible to receive shares of common stock of the Company based on the achievement of Milestones as described below, and, in certain cases, within each Milestone the achievement of certain performance Tranches, with each Tranche representing a portion of shares of common stock that may be issued to Mr. Michery upon achievement of such Tranche. Upon the achievement of each Tranche of one of the Milestones and subject to Mr. Michery continuing as the Chief Executive Officer as of the date of satisfaction of such Tranche and through the date the Compensation Committee determines, approves and certifies that the requisite conditions for the applicable Tranche have been satisfied, the Company will issue shares of its common stock as specified in the Tranche. Each Milestone must be achieved within the performance period specified for such Milestone, and the latest a Milestone may be achieved is by December 31, 2027.

Description of Milestones

●	Capital Benchmark Milestone: For each $100 million raised (a “Capital Tranche”), and subject to an aggregate maximum of raised of $1.0 Billion in equity or debt financing between the date of the PSA Amendment and the end of July 2026, the Company will issue a number of shares of common stock equal to 1%, of the Company’s then-current total issued and outstanding shares of Common Stock; as of the date a Capital Tranche is achieved.

●	Vehicle Completion Milestones: For each vehicle completion Milestone set forth below that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of Common Stock equal to 3% of Mullen’s then-current total issued and outstanding shares of common stock (i) Full USA certification and homologation of the Bollinger B1 sports car by end of June 2026; and (ii) Full USA certification and homologation of the Bollinger B2 sports car by end of June 2026.

●	Revenue Benchmark Milestones: For each $25 Million of revenue recognized by the Company (each a “Revenue Tranche”), and subject to an aggregate maximum of recognized revenue of $250 Million between the date of grant and the end of December 2027, the Company will issue to Mr. Michery a number of shares of common stock equal to 1% of Mullen’s then-current total issued and outstanding shares of common stock as of the date a Revenue Tranche is achieved.

●	Battery Development Milestones: For each Battery Development Milestone set forth below that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of common stock equal to 2% of Mullen’s then-current total issued and outstanding shares of common stock: (i) the Company either directly or in collaboration with a joint venture partner develops or produces new and more advanced battery cells by the end of December 2024; (ii) the Company either directly or in collaboration with a joint venture partner scales its battery cells in the USA to the vehicle pack level for the Mullen Class 1 vehicle by the end of December 2024; (iii) the Company either directly or in collaboration with a joint venture partner scales its battery cells in the USA to the vehicle pack level for the Mullen Class 3 vehicle by the end of December 2025 (the deadline in subsection (iii) of the Battery Development Milestones was extended pursuant to the PSA Amendments while the other deadlines in this Milestone remain unchanged).

●	JV-Acquisition Milestones: If Mullen enters into a partnership, joint venture, purchase and sale agreement or similar transaction by the end of 2026 where the Company acquires a majority interest in an enterprise that manufacturers or provides vehicles, vehicle equipment, battery cells, accessories or other products beneficial to the Company, the Company will issue to Mr. Michery a number of shares of common stock equal to 3% of Mullen’s then-current total issued and outstanding shares of common stock as of date the JV-Acquisition Milestone is achieved.

Potential Ownership of Securities and Potential Value that Could be Realized under the PSA Amendments and the PSA Agreements

As of January 21, 2025, the Record Date, Mr. Michery directly owned 1,203,961 shares of the Company’s common stock and, other than the PSA Agreements and his employment agreements, had no economic interest in unvested restricted stock unit awards or other convertible securities. Mr. Michery can still earn awards under the PSA Agreements that have not yet lapsed and he has until the end of 2027 to earn such awards. Based on 61,595,743 shares of the Company’s common stock outstanding as of the Record Date, Mr. Michery has an economic interest in 1.95% of the outstanding shares of the Company’s Common Stock.

For illustration purposes only, if (i) all shares of common stock subject to the PSA Agreements and PSA Amendments were to become fully vested, outstanding and held by Mr. Michery as of the Record Date; and (ii) there were no other dilutive events of any kind, we estimate that Mr. Michery would have an economic interest in approximately 22.19% of the outstanding shares of the Company’s common stock, an increase of 20.23%.

To help convey the potential value of the award, and for illustration purposes only, if the maximum number of shares of Common Stock subject to the PSA Agreements and PSA Amendments have become fully vested, outstanding and held by Mr. Michery on January 21, 2025, assuming that this would result in the issuance of maximum approximately 16,014,893 shares, and based upon a closing price of $0.4266 on January 21, 2025, the value of the shares granted would be worth approximately $6.8 million. Should the value of the closing price of the Company’s common stock increase, the value of the shares granted to Mr. Michery could also be substantially higher.

This calculation does not account for any future dilutive events, such as the issuance of additional equity as compensation to employees, as consideration for mergers and acquisitions, or for capital-raising activities, which would have the effect of diluting Mr. Michery’s ownership of the Company’s common stock and the calculation does not include the awards available for granting to Mr. Michery under his employment agreement. Nor does it account for any sales of the Company stock that Mr. Michery will likely have to make in order to pay required taxes or sales of stock by the parties to the Voting Agreements, who are not restricted in selling the shares covered thereby. Any of these events may result in Mr. Michery beneficially owning a smaller percentage of the outstanding shares of the Company’s common stock. In addition, this calculation does not account for the aggregation of successive achievements of the Milestones, such that the number of outstanding shares of the Company’s common stock will increase upon each achievement and thus successive achievements will be entitled to a greater number of shares of Common Stock. This may result in a larger amount of shares being issued overall depending on how many of the Milestones and Tranches Mr. Michery accomplishes. Therefore, it is impossible to provide the exact or true percentage of Mr. Michery’s future total ownership of the Company’s Common Stock upon the vesting of one or more Tranches of the PSA Agreements and the PSA Amendments.

Further, it is not possible to reliably estimate the value that could be realized under the PSA Agreements, as amended by the PSA Amendments, because that value also depends on the price of shares of the Company’s common stock, which may be affected by a number of factors including the amount of dilution that the Company’s experiences over the course of time for Mr. Michery to achieve the Milestones.

Accounting and Tax Considerations

Accounting Consequences. We follow FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all stock-based compensation awards made to employees and directors based on the grant date “fair value” of these awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award. However, pursuant to ASC Topic 718, stock-based compensation awards that are subject to the approval of stockholders are not deemed granted, solely for accounting purposes, until such approval is obtained. Therefore, the actual aggregate fair value of such awards cannot be computed for accounting purposes prior to the date of such approval. Accordingly, the 2023 PSA Agreement is expected to result in the recognition of additional stock-based compensation expense after the date of shareholder approval and over the term of the award.

Federal Income Tax Consequences. The following discussion is a brief summary of the principal United States federal income tax consequences of the PSA Agreements under the U.S. Internal Revenue Code (the “Code”) as in effect on the date of this proxy statement. The following summary assumes that Mr. Michery remains a U.S. taxpayer. The Code and its regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or non-U.S. income and other tax consequences. The specific tax consequences to Mr. Michery will depend upon his future individual circumstances.

Tax Effect for Mr. Michery. Mr. Michery did not have taxable income from the grant of the PSA Agreements, as amended by the PSA Amendments, nor will he have taxable income from stockholder approval of the potential issuance of the additional shares for the CEO Performance Award, if such approval occurs. If, and when, Mr. Michery vests in any portion of the 2023 PSA Agreement, he will recognize ordinary income calculated as of the market value of the Common Stock on the date of vesting. Any taxable income recognized in connection with the vesting of the PSA Agreements, as amended by the PSA Amendments, by Mr. Michery will be subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares will be capital gain or loss.

Tax Effect for the Company. The Company may be entitled to a material tax deduction in connection with the PSA Agreements, as amended by the PSA Amendments. In most cases, companies are entitled to a tax deduction in an amount equal to the ordinary income realized by a participant when the common stock vests and the participant recognizes such income. However, Section 162(m) of the Code limits the deductibility of compensation paid to the Company’s CEO and other “covered employees” as defined in Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that executive exceeds $1 million in any taxable year. Under Section 162(m) of the Code, as most recently amended in March 2021, the Company expects that Mr. Michery will be a covered employee for purposes of Section 162(m) of the Code throughout the duration of the PSA Agreements. Therefore, in any given year in which Mr. Michery vests all or part of the PSA Agreements, the Company will be able to take a tax deduction of $1 million or less, regardless of the amount of compensation recognized by Mr. Michery from the PSA Agreements or with any other type of compensation for the year.

Registration with the Securities and Exchange Commission

If the shares authorized under the PSA Amendments are approved by stockholders, the Company expects to file as soon as practicable after the Annual Meeting a registration statement on Form S-8 with the Securities and Exchange Commission to register the maximum additional number of shares of common stock that may be issuable pursuant to the award.

Effect of Issuance of Additional Shares of Common Stock

If this Proposal is approved by stockholders and if Mr. Michery achieves any of the Milestones, the Company will be issuing additional shares of common stock, increasing the number of shares of common stock outstanding. As a result, our stockholders will incur dilution of their percentage ownership upon any issuance of shares of common stock pursuant to the terms of the PSA Agreements, as amended by the PSA Amendments

Since the number of shares to be issued will depend on the number of shares of common stock outstanding at the time that a Milestone or Tranche is achieved and whether and to what extent a Milestone or Tranche is achieved, we cannot predict the number of shares that will actually be issued. By way of example only, however, 1%, 2% and 3% of 61,595,743 shares of common stock outstanding on January 21, 2025, would result in the issuance of 615,958 shares, 1,231,915 shares and 1,847,873 shares of common stock, respectively. Plus, those amounts may be aggregated resulting in a larger amount of shares that may be issued overall depending on how many of the Milestones and Tranches Mr. Michery accomplishes.

Issuance of shares of common stock pursuant to the terms of the PSA Agreements, as amended, will result in an increase in the number of shares of our common stock outstanding, and, as a result, our current stockholders will own a smaller percentage of outstanding shares of our common stock and will experience a significant reduction in the percentage interests in voting power. Further, the issuance or resale of our common stock could cause the market price of our common stock to decline.

Supporting Statement of the Board

The Company is asking stockholders to vote their shares “FOR” the approval of shares of common stock to be issued for the proposed PSA Amendments.

The independent, non-interested members of the Board of Directors, led by the members of the Compensation Committee, believe this will incentivize Mr. Michery while maximizing value for the Company stockholders. As part of this process, the Compensation Committee and the Board of Directors sought to balance a variety of important objectives, including:

●	Aligning Mr. Michery’s interests with those of the Company stockholders by motivating him to achieve growth in the Company through the achievement of certain commercialization and product development efforts. This, in turn, should generate stockholder value;

●	Motivating Mr. Michery to achieve the revenue benchmark Milestones outlined in the PSA Agreements, which would generate significant stockholder value;

●	Encouraging Mr. Michery’s continued leadership and direction of the Company; and

●	Linking Mr. Michery’s compensation to the Company’s performance so that he benefits when the Company stockholders benefit.

The Board believes that it is imperative to retain Mr. Michery, to incentivize him to continue his efforts to guide the Company during this critical point in the Company’s trajectory, and to motivate Mr. Michery to achieve his vision of making the Company a world leader in electric vehicle manufacturing and distribution.

Proposal to Approve Issuance of Shares of Common Stock

Nasdaq Listing Rule 5635(c) requires us to obtain stockholder approval upon material amendment of an equity compensation arrangement, pursuant to which stock may be acquired by officers, directors, employees, or consultants. Accordingly, we are seeking stockholder approval for the issuance of Common Stock to our Chief Executive Officer pursuant to the terms of the PSA Amendments as set forth in this proposal.

Consequences of Not Approving This Proposal

If we do not obtain stockholder approval at the Meeting, the Board may seek stockholder approval at a future meeting.

Vote Required; Board of Directors Recommendation

Approval of the PSA Amendments requires the affirmative vote of a majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal.

This proposal is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on this proposal in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum. Mr. Michery will abstain from voting on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF SHARES OF COMMON STOCK TO OUR CHIEF EXECUTIVE OFFICER PURSUANT TO AMENDMENTS TO THE PERFORMANCE STOCK AWARD AGREEMENTS

PROPOSAL 9

THE 2022 PLAN SHARE INCREASE PROPOSAL

APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2022 PLAN BY 20,000,000 SHARES

General

We are asking stockholders to approve an amendment (the “Amendment”) to the Mullen Automotive Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which Amendment was adopted by our Board of Directors (the “Board”) on December 27, 2024, subject to such stockholder approval. The Amendment increases the maximum aggregate number of shares of common stock and stock equivalents available for the grant of awards under the 2022 Plan by an additional 20,000,000 shares of common stock (not subject to adjustment for any decrease or increase in the number shares of common stock resulting from a stock spilt, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other decrease in the number of such shares of common stock effected without receipt of consideration by the Company). Except for this increase in the number of shares available for awards, the 2022 Plan otherwise remains materially unchanged by the Amendment.

The 2022 Plan was originally adopted by our stockholders in July 2022 and, at that time, we initially reserved 7,000,000 shares of our common stock (adjusted to reflect the 1:25 reverse stock split effective May 4, 2023) under the 2022 Plan. In August 2023, the stockholders approved an amendment increasing the reserved shares under the 2022 Plan by 52,0000 shares, which amendment also provides that all shares reserved under the 2022 Plan are not subject to any adjustment, and in September 2023, the stockholders approved an amendment increasing the reserved shares under the 2022 Plan by an addition 11,000,000 shares. As of December 20, 2024, there were 17,384,753 shares available for future grants of awards under the 2022 Plan. However, despite these available shares, the Company anticipates that it will be granting additional awards to its employees, executives and directors as well as consultants during the next few months, which it believes will deplete most, if not all, of the remaining amount of reserved shares.

The Amendment was adopted by our Board (i) recognizing that in the near future there will be a lack of available shares under the 2022 Plan (ii) in order to recognize and provide equity incentives to continue our strong growth and performance, and (iii) to continue to have awards available for grant to our employees, directors, and third party service providers consistent with the factors described in the “Executive Compensation” section in this proxy statement. Those factors include: the individual’s position and scope of responsibility; the vesting period (and thus, retention value) remaining on the grantee’s existing options; the grantee’s ability to affect profitability and stockholder value; the grantee’s historic and recent job performance; equity compensation for similar positions at comparable companies; and the value of stock options in relation to other elements of total compensation.

We believe that a cost-effective and competitive equity compensation program that includes awards is essential for recruiting, motivating, and retaining talented employees, including our executive managers and named executive officers. For this reason, combined with the other factors listed above, our Board approved the Amendment on December 27, 2024.

Nasdaq Rule Listing 5635(c) requires stockholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. We are seeking the approval of our stockholders in accordance with Nasdaq Listing Rule 5635(c) for two separate amendments to our 2022 Plan — one amendment (this Proposal 9) to increase the number of shares under the 2022 Plan and a second and separate amendment (Proposal 9 which follows) to adopt an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan. Each amendment will be voted on separately, and the approval of either amendment is not contingent upon the approval of the other. This section addresses Proposal 9 – approval of the Amendment to the 2022 Plan to increase the shares of common stock available for issuance under the 2022 Plan. As required by the applicable Nasdaq rules, the Amendment will not become effective unless it is approved by our stockholders.

The Amendment to Increase the Shares of Common Stock Available for Issuance under the 2022 Plan

The Amendment to the 2022 Plan contemplated by this Proposal 9 calls for the increase in the number of shares of common stock that may be issued under the 2022 Plan by 20,000,000 shares. Pursuant to Proposal 9, Section 4.1 of the 2022 Plan will be amended to be redesignated as Section 4.1(a) and shall read as follows:

“(a) As provided in Section 4.3, the total number of Shares available for grant under the Plan shall be Ninety Million (90,000,000) Shares, not subject to adjustment for any decrease or increase in the number of Shares resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other decrease in the number of such Shares effected without receipt of consideration by the Company. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.”

The summary of the Amendment to the 2022 Plan contemplated by this Proposal 9 is qualified in its entirety by reference to the full text of the current 2022 Plan, a copy of which is attached to this proxy statement as Appendix E. The major features of the current 2022 Plan are summarized below. This summary is also qualified in its entirety by Appendix E.

Key Considerations

The following paragraphs include additional information to help assess the potential dilutive impact of awards under the 2022 Plan.

Excluding the effects of the Amendment, as of January 31, 2025, there are currently 11,304,070 shares available for future grants of awards under the 2022 Plan. The 20,000,000 shares of common stock requested to be provided under the Amendment in this Proposal 9 represent 32.5% of the 61,595,743 issued and outstanding shares as of the Record Date, January 21, 2025.

Our Board believes the additional 20,000,000 shares of common stock to be made available for grants of awards under the Amendment represents reasonable potential equity dilution and provides management with an appropriate equity plan with which to satisfactorily align the incentives of our employees, directors and other eligible participants to increase the value of our company for all stockholders.

The inclusion of this information in this Proxy Statement should not be regarded as an indication that the assumptions used to determine the number of shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics with respect to certain equity-based awards, the extent of option exercise activity, and others, including those described in our Form 10-K for the year ended September 30, 2024.

Highlights of the Amendment

The Amendment increases the maximum aggregate number of shares of stock and stock equivalents authorized for issuance under the 2022 Plan by 20,000,000 shares of common stock, subject to stockholder approval of the Amendment to the 2022 Plan.

Summary of the 2022 Equity Incentive Plan

The 2022 Plan, as amended by the Amendment, contains the following important features:

●	Repricing of stock options and stock appreciation rights is prohibited unless stockholder approval is obtained.

●	Stock options and stock appreciation rights must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.

●	The 2022 Plan has a ten-year term.

●	If an award expires unexercised, or is forfeited, canceled, reacquired by us at cost, satisfied without issuance of stock or payment of cash or is otherwise terminated without being exercised, the unvested or cancelled shares will be returned to the available pool of shares for future awards.

Administration. The 2022 Plan is administered by the Compensation Committee of our Board. Subject to the provisions of the 2022 Plan, the Compensation Committee has full power and authority to select the participants to whom awards will be granted, to determine (and modify) the specific terms and conditions of each award, including the conditions for the vesting, performance goals and exercisability of the award, and to interpret the 2022 Plan and adopt, amend, or rescind rules, procedures, agreements, and forms relating to the 2022 Plan.

Eligibility. Employees, directors, and third party service providers are eligible to receive awards, although third party service providers and outside directors are not eligible for incentive stock options. The Compensation Committee has the discretion to select the employees, directors, and third party service providers to whom awards will be granted. As of June 9, 2023, we had approximately 200 employees, 4 non- employee directors and 10 consultants (including Ignacio Novoa and William Miltner) who were eligible to participate in the 2022 Plan. The actual number of individuals or entities who will receive awards cannot be determined in advance because the Compensation Committee has the discretion to select the award recipients.

Types of Awards. The following is a brief summary of the types of awards that may be granted:

Stock Options. A stock option (either an incentive stock option or a non-statutory stock option) entitles the participant to purchase shares of our common stock at specified times at an exercise price set on the grant date. A participant has no rights as a stockholder with respect to any shares covered by the option until the option is exercised by the participant and shares are issued by us. At the time of grant, the Compensation Committee will determine such matters as: (a) whether the award will be an incentive stock option or a non-statutory stock option; (b) the number of underlying shares; (c) the exercise price, which may not be less than 100% of the fair market value of a share on the grant date; (d) the vesting schedule; and (e) the term of the option, which may not exceed 10 years from the grant date.

Stock Appreciation Right (“SAR”). An SAR is an award entitling the participant to receive cash or shares, or a combination thereof, with a value equal to any increase in the value of our shares from the date of grant to the date of exercise. The amount of the award to be paid on an exercise date is determined by multiplying the number of shares for which the SAR is exercised by the excess of the fair market value of a share on the date of exercise over the per share exercise price. For cash-settled SARs, the participant will have no rights as a stockholder. For stock-settled SARs, the participant will have no rights as a stockholder with respect to any shares covered by the SAR until the award is exercised by the participant and we issue the shares. At the time of grant, the Compensation Committee will determine such matters as: (a) the number of shares subject to the award; (b) whether the award will be settled in cash, shares, or a combination of both; (c) the exercise price, which may not be less than 100% of the fair market value of a share on the grant date; (d) the vesting schedule; and (e) the term of the SAR. A SAR may be granted independently or in combination with a related stock option. The term of an SAR may not exceed 10 years from the grant date.

Restricted Stock and Restricted Stock Units. A restricted stock award is an award to the participant of shares of our stock, which may be subject to restrictions on sale or transfer and/or recoverable by us if specified conditions are not met. A restricted stock unit is an award entitling the participant to receive shares or the cash equivalent of shares at a future date, subject to restrictions. In either case, the lapse of these restrictions may be based on continuing employment (or other business relationship) with us and our subsidiaries and/or achievement of performance goals. At the time of grant, the Compensation Committee will determine such matters as: (a) the number of shares subject to the award; (b) the purchase price or consideration (if any) for the shares; (c) the restrictions placed on the shares; (d) the date(s) when the restrictions placed on the shares will lapse or the performance period during which the achievement of the performance goals will be measured; and (e) in the case of restricted stock units, whether the award will be paid in shares or the cash equivalent of the value of shares. During the period that the restrictions are in place, a participant granted restricted stock will have the rights of a stockholder, including voting and dividend rights, but not the right to sell or transfer the shares, and subject to the obligation to return the share under specified circumstances. A participant granted restricted stock units does not have stockholder rights until shares are issued, if at all.

Performance-Based Awards. Any of the awards under the 2022 Plan may be granted as performance- based awards. As determined by the Compensation Committee, the performance goals applicable to an award may be based upon one or more of the following performance criteria: revenue; gross profit or margin; operating profit or margin; earnings before or after interest, taxes, depreciation, and/or amortization; net earnings or net income (before or after taxes); earnings per share; share price (including, but not limited to, growth measures and total stockholder return); cost reduction or savings; return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment); productivity ratios or other metrics; performance against budget; market share; working capital targets; economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); financial ratio metrics; and organizational/transformation metrics. These measures may be measured against our performance or other benchmarks. The Compensation Committee may provide in any such award that any evaluation of performance may include or exclude certain specified events that occur during a performance period.

Limited Transferability of Awards. Awards generally may not be sold or transferred, other than by will or by the applicable laws of descent and distribution or pursuant to a domestic relations order entered by a court of competent jurisdiction.

Effect of Change in Control and other Corporate Transactions. In the event of (i) a Change in Control with respect to us as defined in the 2022 Plan, including certain changes in ownership or Board composition, specified mergers, or sale of all or substantially all of our assets or (ii) and other merger, consolidation, sale of substantially all of our assets or other reorganization (collectively, (i) and (ii) are referred to as “Covered Transactions” in the 2022 Plan), any outstanding awards that are not assumed by the successor or substituted with an equivalent award (or if we are the surviving company in the transaction, any awards for which the transaction does not result in a continuation of such award) will be fully vested and exercisable, including shares that would not otherwise have been vested and exercisable, and shall remain exercisable for a period of fifteen (15) days from the date of notice from the Compensation Committee to the participant of such acceleration of vesting, and the award shall terminate at the end of such period.

The 2022 Plan grants the Compensation Committee authority to provide that any award shall become fully vested and exercisable in any Covered Transaction, including in the event of a participant’s termination of service without “Cause” or for “Good Reason” (as such terms are defined in the 2022 Plan) within a designated period (not to exceed 18 months) following the effective date of any Covered Transaction. All unvested options currently outstanding under the 2022 Plan vest on involuntary termination of employment within 18 months following a Covered Transaction.

Liquidation. In the event liquidation or dissolution of our company is proposed, each participant will be notified as soon as practicable before the effective date of the proposed transaction. The Compensation Committee may provide for a participant to have the right to exercise any outstanding awards until 10 days prior to the transaction (including by accelerating the exercise of awards that would not otherwise be exercisable) and may provide that repurchase options or forfeiture rights on awards can lapse if the proposed transaction takes place as contemplated. To the extent not exercised prior to the transaction, an award will terminate.

U.S. Federal Income Tax Consequences. The following is a summary of the general federal income tax consequences to participants who are U.S. taxpayers and to us relating to awards granted under the 2022 Plan. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based upon his or her specific circumstances.

Incentive Stock Options. No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax). If the participant exercises an incentive stock option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the incentive stock option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Non-statutory Stock Options and Stock Appreciation Rights. No taxable income is recognized when a non-statutory stock option or a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of any shares received on exercise is capital gain or loss.

Restricted Stock. The federal income tax consequences of restricted stock depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, unless the participant makes a valid election under Section 83(b) of the Code to be taxed at the time of grant of restricted stock, if an award is subject to a “substantial risk of forfeiture” (e.g., conditioned upon the future performance of substantial services by the participant) and is nontransferable, the participant will not have taxable income upon the grant of restricted stock. Instead, at the time the participant holds stock or other property free of any substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income equal to the fair market value (on that date) of the shares or other property less any amount paid. Alternatively, the participant may elect under Section 83(b) of the Code to include as ordinary income in the year of grant of restricted stock, an amount equal to the fair market value (on the grant date) of the restricted stock less any amount paid.

Restricted Stock Units. In general, the participant will not have taxable income upon the grant of restricted stock units. Instead, when the restricted stock units vest and the participant receives stock or other property pursuant to the restricted stock units, the participant will recognize ordinary income equal to the fair market value (on the date of receipt) of the shares or other property less any amount paid.

Tax Withholding. Ordinary income recognized on exercise of non-statutory stock options and stock appreciation rights, on vesting of restricted stock and on delivery of stock or other property under restricted stock units is subject to income tax and employment tax withholding, unless the participant is a non- employee director or consultant. The Compensation Committee may allow a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering to us already-owned shares of our common stock.

Tax Effect for Us. We generally will be entitled to a tax deduction for an award under the 2022 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes the income (for example, the exercise of a non-statutory stock option). However, Section 162(m) of the Code limits our ability to deduct the annual compensation to the principal executive officer, principal financial officer and the next three most highly compensated officers to $1,000,000 per individual, subject to an exception for qualified performance-based compensation granted on or before November 2, 2017.

This summary does not contain all information about the 2022 Plan. The complete text of the 2022 Plan as amended to date can be found by reading the original 2022 Plan, which can be found in Appendix E to this proxy statement and is also available in our definitive proxy statement - Appendix B for our 2022 Annual Meeting of Stockholders filed with the SEC on June 24, 2022. The foregoing description of the 2022 Plan is qualified in its entirety by reference to the full text of the 2022 Plan, which is incorporated herein by reference.

Other Information

Because all awards made under the 2022 Plan, as amended, will be made at the Compensation Committee’s discretion, the benefits and amounts that will be received or allocated under the 2022 Plan, including the Amendment are not determinable at this time. The closing price of the common stock, as reported on Nasdaq on February 5, 2024, was $0.26 per share.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of the Amendment to the 2022 Equity Incentive Plan requires the affirmative vote of a majority of the voting power of the outstanding shares of our common stock, our Series A Preferred Stock and our Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the Amendment to the 2022 Plan.

Proposal 9 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 9 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve this proposal, the Company may not be able to grant additional equity awards under the 2022 Plan. If the stockholders do not approve this proposal, the 2022 Plan will not be amended but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY 20,000,000 SHARES

PROPOSAL 10

THE 2022 PLAN AMENDMENT PROPOSAL

APPROVAL OF AMENDMENT TO THE 2022 PLAN FOR THE ADOPTION OF AN AUTOMATIC ANNUAL INCREASE IN THE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2022 PLAN

Introduction

As noted above in Proposal 9, Nasdaq Listing Rule 5635(c) requires stockholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. In addition to the increase in the number of shares available for issuance under the 2022 Plan as contemplated by Proposal 10, we are seeking by way of this Proposal 10 the approval of our stockholders in accordance with Nasdaq Rule 5635(c) for an amendment to our 2022 Plan for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan. Our Board has approved the 2022 Plan amendment contemplated by this Proposal 10 and recommends its approval by our stockholders. Please note that the two amendments contemplated by Proposal 9 and Proposal 10 will be voted on separately, and the approval of either amendment is not contingent upon the approval of the other.

The 2022 Plan was originally adopted by our stockholders in July 2022 and, at that time, we initially reserved 7,000,000 shares of our common stock (adjusted to reflect the 1:25 reverse stock split effective May 4, 2023) under the 2022 Plan. In August 2023, the stockholders approved an amendment increasing the reserved shares under the 2022 Plan by 52,0000 shares, which amendment also provides that all shares reserved under the 2022 Plan are not subject to any adjustment, and in September 2023, the stockholders approved an amendment increasing the reserved shares under the 2022 Plan by an addition 11,000,000 shares. As of January 31, 2025, there were 11,304,070 shares available for future grants of awards under the 2022 Plan.

The Amendment to Adopt an Automatic Annual Increase of Shares Available for Issuance under the 2022 Plan

The 2022 Plan amendment contemplated by this Proposal 10 calls for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan. Pursuant to this provision, the number of shares available for issuance under the 2022 Plan will automatically increase on October 1st of each year, commencing on October 1, 2025 until the Plan’s expiration in July 2032, in an amount equal to ten percent (10%) of the total number of shares of common stock outstanding on September 30th of the preceding fiscal year, provided that our Board may decide, prior to the first day of any fiscal year, to provide that there shall be no increase in the shares available for issuance under the 2022 Plan for such fiscal year or that the increase shall be a lesser number of shares than otherwise provided under the automatic annual increase provision.

Our Board believes that the 2023 Plan amendment contemplated by Proposal 10 is an effective and cost-efficient means to ensure that we maintain under the 2022 Plan the flexibility with respect to stock-based compensation necessary to establish appropriate long-term incentives to achieve our objectives. Specifically, our Board believes that it is advisable to ensure annual increases in the share limit under the 2022 Plan in order to attract and compensate employees, officers, directors and others upon whose judgment, initiative and effort we depend.

Pursuant to the 2022 Plan amendment contemplated by Proposal 10, a new Section 4.1(b) to the 2022 Plan will be included, as follows:

“(b) In addition to subpart (a) above, the number of shares of Common Stock available for grant under the Plan shall automatically increase on October 1st of each year, in an amount equal to ten percent (10%) of the total number of shares of Common Stock outstanding on September 30th of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any fiscal year, to provide that there shall be no increase in the shares available for grant for such fiscal year or that the increase in the shares available for grant for such fiscal year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the share available for grant in this Section 4.1 is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 4.1 does not limit the granting of Stock Awards outside of the Plan. Shares of Common Stock may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE-American Company Guide Section 711 or other applicable rule, and any such issuance shall not reduce the number of shares of Common Stock available for issuance under the Plan.”

This summary of the 2022 Plan amendment contemplated by Proposal 10 is qualified in its entirety by reference to the full text of the current 2022 Plan, a copy of which is attached to this proxy statement as Appendix E. The major features of the current 2022 Plan are summarized above in “Proposal 10— Approval of an Amendment to increase the number of shares of Common Stock authorized for issuance under the 2022 Plan by 20,000,000 shares.” That summary is also qualified in its entirety by Appendix E.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting. Approval of the 2022 Plan amendment contemplated by this Proposal 10 requires the affirmative vote of a majority of the voting power of the outstanding shares of our common stock, our Series A Preferred and our Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as single class, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of such amendment to the 2022 Plan.

Proposal 10 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 10 in order for them to vote your shares so that your vote can be counted. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the result of the vote, although broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve this proposal, the 2022 Plan will not be amended but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2022 PLAN FOR THE ADOPTION OF AN AUTOMATIC ANNUAL INCREASE IN THE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2022 PLAN

PROPOSAL 11

THE AUTHORIZED PREFERRED STOCK PROPOSAL

APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK TO 1,000,000,000

The Board of Directors has recommended an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of Preferred Stock that the Company is authorized to issue from 500,000,000 to 1,000,000,000 (the “Amendment”). Pursuant to various sections of the DGCL and the Company’s Second Amended and Restated Certificate of Incorporation (the “Delaware Charter”), stockholder approval of this amendment is required to make it effective. A form of Amendment is attached to this Proxy Statement as Appendix F.

On December 27, 2024, our Board unanimously adopted resolutions approving the proposed Amendment and declared the Amendment, in substantially the form of the certificate of amendment attached as Appendix F hereto and incorporated herein by reference, to be advisable and in the best interests of the Company and our stockholders. Accordingly, our Board is submitting the proposed Amendment for approval by our stockholders. The proposed Amendment would increase the number of shares of Preferred Stock that we are authorized to issue from 500,000,000 shares of Preferred Stock to 1,000,000,000 shares of Preferred Stock, with a corresponding increase in our total authorized capital stock, which includes Common Stock and Preferred Stock, from 5,500,000,000 shares to 6,000,000,000 shares.

If stockholders approve this proposal, we expect to file the certificate of amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our Preferred Stock as soon as practicable following stockholder approval.

Reasons for the Increase in Authorized Shares

Our Board believes it is appropriate to increase our authorized shares of Preferred Stock so that we have shares available to provide additional flexibility to promptly and appropriately use our Preferred Stock for business and financial purposes in the future and pursue our strategic objectives, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Preferred Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes.

Of the 500,000,000 shares of preferred stock currently authorized, 200,000 shares are designated as Series A Preferred Stock, 11,000,000 shares were designated as Series B Preferred Stock, 40,000,000 shares are designated as Series C Preferred Stock, 437,500,001 shares are designated as Series D Preferred Stock, and 76,950 shares are designated as Series E Preferred Stock. Pursuant to the terms of our Certificate of Incorporation, upon conversion of shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such shares so converted are cancelled and not issuable. Based on our previous issuances of preferred stock, as of January 21, 2025, we are currently authorized to issue up to 126,263,159 shares of Preferred Stock, of which 83,859 shares remain designated as Series A Preferred Stock, 50,000 shares remain designated as Series A-1 Junior Participating Preferred Stock, 6,432,681 shares remain designated as Series B Preferred Stock, 24,874,079 shares remain designated as Series C Preferred Stock, 84,572,538 shares remain designated as Series D Preferred Stock and 0 shares remain designated as Series E Preferred Stock.

We currently have no specific plans, arrangements, or understandings to issue additional shares of Preferred Stock, and we have not allocated any specific portion of the proposed increase in authorized Preferred Stock to any particular purpose. We continually evaluate our capital structure and may consider an equity offering if, among other things, market conditions are favorable or there is a favorable business opportunity.

Effects of the Increase in Authorized Shares

The additional shares of Preferred Stock proposed to be authorized under the Amendment would be deemed “blank check” preferred stock as terms or rights have not been designated. Stockholder approval of the Amendment and issuance of the Preferred Stock authorized thereby would not affect the rights of the holders of our currently outstanding Common Stock and Preferred Stock, except for effects incidental to the designation a new series of Preferred Stock. The additional shares of Preferred Stock authorized by the proposed Amendment could be issued by our Board without further vote of our stockholders except as may be required in particular cases by the Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq rules.

Vote Required

You may vote in favor of or against this proposal or you may abstain from voting. Approval of this proposal will require the affirmative vote of a majority of (i) the outstanding shares of our Common Stock and (ii) the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock (voting on an as-converted to Common Stock basis) and Series C Preferred Stock (voting on an as-converted to Common Stock basis), all voting together, present in person or represented by proxy at the Meeting and entitled to vote thereon, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this Proposal.

This proposal is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on this proposal by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Second Amended and Restated Bylaws. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK TO 1,000,000,000

PROPOSAL 12

THE REVERSE STOCK SPLIT PROPOSAL

APPROVAL OF AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-2 TO 1-FOR-100, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS

General

We are asking stockholders to approve a proposed amendment to our certificate of incorporation to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Meeting, a reverse stock split of the outstanding shares of common stock in a range of not less than 1-for-2 shares and not more than 1-for-100 shares, with the exact ratio to be determined by our Board of Directors at its discretion without further approval or authorization of our stockholders (the “Reverse Stock Split”). The Board may effect only one reverse stock split as a result of this authorization. This Reverse Stock Split Proposal is separate from, and in addition to, the reverse stock split proposal that was approved by the stockholders at the special meeting held on January 31, 2025.

AS OF THE DATE OF THIS PROXY, THE COMPANY HAS NOT RECEIVED A DEFICIENCY NOTICE FROM THE LISTING QUALIFICATIONS STAFF (THE “STAFF”) OF NASDAQ.

We are seeking stockholder approval of this proposal as a precaution only if, in the future, the Board determines we need to implement a reverse stock split in order to maintain compliance with the Bid Price Rule (defined below). The Company is currently in compliance with continued listing requirements on Nasdaq. Nasdaq Listing Rule 5550(a)(2) requires listed companies to maintain a minimum bid price of at least $1.00 per share (the “Bid Price Rule”) and failure to meet the continued listing requirement for the Bid Price Rule is determined to exist only if the deficiency continues for a period of 30 consecutive business days. Even if our stock were to close below the Bid Price Rule, in order to fail to meet the continued listing requirement for the Bid Price Rule, it must close below $1.00 for 30 consecutive business days. For example, this means that if our stock price has a minimum bid price below $1.00 for four consecutive business days and then on the fifth consecutive business day it closes at or above $1.00, the stock would continue to be in compliance with the Bid Price Rule and the 30 consecutive business day period would start over again with “day 1” only if the minimum bid price closes below $1.00.

The primary purpose for the proposed Reverse Stock Split, should the Board choose to effect it, is to increase the per share market price of our common stock to meet the Nasdaq Bid Price Rule (as defined below) for continued listing on The Nasdaq Capital Market. The decision to implement the Reverse Stock Split is at the Board’s discretion. The Reverse Stock Split will only be implemented if necessary to regain and maintain compliance with the Nasdaq Bid Price Rule. Our Board has recommended that this proposed amendment be presented to our stockholders for approval. Our stockholders are being asked to approve the proposed amendment pursuant to this proposal to effect a Reverse Stock Split of the issued and outstanding shares of common stock. Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of common stock.

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders approve an amendment to our certificate of incorporation to effect this proposal. The text of the proposed form of Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation, which we refer to as the “Certificate of Amendment”, is attached hereto as Appendix G.

We are proposing that our Board have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-2 to 1-for-100, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement.” We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but must be implemented at any time within 12 months following the date of stockholder approval.

If this proposal is approved, the Company, at its discretion, will file the Certificate of Amendment, setting forth the Reverse Stock Split ratio determined by the Board, with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective 4:30 p.m., Eastern Time, on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later time and/or date as is set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Certificate of Amendment to effect the Reverse Stock Split is in the best interests of our Company and stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “- Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement” below. We expect that the primary focus of the Board in determining whether or not to file the Certificate of Amendment will be whether we will be able to obtain and maintain a continued price of at least $1.00 per share of our common stock on The Nasdaq Capital Market without effecting the Reverse Stock Split.

Reasons for Effecting the Reverse Stock Split

To maintain our listing on The Nasdaq Capital Market.

AS OF THE DATE OF THIS PROXY, THE COMPANY HAS NOT RECEIVED A DEFICIENCY NOTICE FROM THE STAFF OF NASDAQ.

At the special meeting held on January 31, 2025, the stockholders of the Company previously approved a reverse stock split in the range of 1-for 2 to 1-for-100. This Reverse Stock Split Proposal is separate from, and in addition to, the reverse stock split proposal previously approved at the special meeting. As described below, the Company has historically received deficiency notices from Nasdaq regarding failure to comply with the Bid Price Rule and has also effected reverse stock splits.

On September 7, 2022, the Company received a letter (the “Deficiency Notice”) from the Staff notifying the Company that the bid price of the Company’s common stock had closed below $1.00 per share for 30 consecutive business days and, as a result, the Company was not in compliance with the Bid Price Rule. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company had 180 calendar days to regain compliance with the Bid Price Rule (the “Minimum Bid Price Rule Compliance Period”) and, on March 7, 2023, the Staff provided an extension of 180 days, or until September 5, 2023. On May 4, 2023, the Company effected an one-for-twenty-five (1-for-25) reverse stock split of its common stock and, on August 11, 2023, the Company effected an additional one-for-nine (1-for-9) reverse stock split of its common stock. On September 6, 2023, the Company received another letter from the Staff indicating that the Company did not meet the Staff’s September 5, 2023 deadline to regain compliance with the Bid Price Rule due to the Company’s failure to maintain a minimum bid price of $1.00. On September 6, 2023, the Company requested a hearing (the “Hearing”) before the Nasdaq Listing Qualifications Panel (“Panel”) to request a further extension of time and present its plan to regain compliance with the Bid Price Rule. The requested Hearing stayed any delisting or suspension action pending the issuance of the Panel decision and the expiration of any additional extension period granted by the Panel following the Hearing. On October 25, 2023, the Panel granted the Company’s request to continue its listing on The Nasdaq Capital Market provided that, on or before January 22, 2024, the Company demonstrated compliance with the Bid Price Rule by maintaining a closing bid price of $1.00 per share for 20 consecutive trading sessions. On December 21, 2023, the Company effected a one-for-one hundred (1-for-100) reverse stock split of its common stock and on January 24, 2024, the Company announced that it had received formal notice from The Nasdaq Stock Market LLC confirming the Company had regained compliance with the Bid Price Rule. On September 16, 2024, the Company received formal notice from the Staff of Nasdaq) that, based upon the closing bid price for the Company’s common stock for the previous 30-consecutive business day period, the Company no longer satisfied the minimum bid price requirement for continued listing on Nasdaq as set forth in the Bid Price Rule. The Staff further indicated that, based upon the Company’s implementation of one or more reverse stock splits within the past two years at a cumulative ratio of 250 shares or more to one in contravention of Nasdaq Listing Rule 5810(c)(3)(A)(iv), the Company’s securities were subject to delisting unless the Company timely requests a hearing before the Panel. On September 17, 2024, the Company implemented a one-for-one hundred (1-for-100) reverse stock split, and on October 16, 2024, the Company announced that it had received formal notice from Nasdaq confirming the Company had regained compliance with the Bid Price Rule.

In the event the Company starts to fail to meet the $1.00 minimum bid price threshold and it continues for at least 30 consecutive business days, it stands the risk of being delisted by Nasdaq. As such, the Board believes that it is prudent to seek stockholder approval for the Reverse Stock Split for the purpose of remaining in compliance with the Bid Price Rule, which the Company may or may not implement depending on the closing bid price for its common stock.

The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our common stock from Nasdaq. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

To potentially improve the marketability and liquidity of our common stock. Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.

●

Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low- priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our common stock as their internal policies might discourage them from following or recommending companies with low stock prices.

●

Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

●	Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our common stock as an Investment Security. The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

Certain Risks Associated with the Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our common stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The Reverse Stock Split will reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock, which will also have the effect of increasing the number of shares of common stock available for issuance. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders. The current economic environment in which we operate, the debt we carry, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.

The Reverse Stock Split may decrease the liquidity of our common stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.

While Nasdaq rules do not impose a specific limit on the number of times a listed company may effect a reverse stock split to maintain or regain compliance with the Bid Price Rule, Nasdaq has stated that a series of reverse stock splits may undermine investor confidence in securities listed on Nasdaq. Accordingly, Nasdaq may determine that it is not in the public interest to maintain our listing, even if we remain in compliance with the Bid Price Rule as a result of the Reverse Stock Split. In addition, Nasdaq Listing Rule 5810(c)(3)(A)(iv) states that any listed company that fails to meet the Bid Price Rule after effecting one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company is not eligible for a Minimum Bid Price Rule Compliance Period. As a result, since the Company had effected an one-for-twenty- five (1-for-25) reverse stock split of its common stock on May 4, 2023, a one-for-nine (1-for-9) reverse stock split of its common stock on August 11, 2023, a one-for-one hundred (1-for-100) reverse stock split of its common stock on December 21, 2023 and a one-for-one hundred (1-for-100) reverse stock split of its common stock on September 17, 2024, if we effect another reverse stock split and subsequently fail to satisfy the Bid Price Rule, Nasdaq will begin the process of delisting our common stock without providing a Minimum Bid Price Rule Compliance Period.

The Reverse Stock Split may result in some stockholders owning “Odd Lots” that may be more difficult to sell or require greater transaction costs per share to sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split may lead to a decrease in our overall market capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

Criteria to be Used for Determining the Reverse Stock Split Ratio to Implement

In determining which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this Proposal 12, our Board may consider, among other things, various factors, such as:

●	The historical trading price and trading volume of our common stock;

●	The then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short-and long-term;

●	Our ability to maintain our listing on The Nasdaq Capital Market;

●	Which Reverse Stock Split ratio would result in the least administrative cost to us;

●	Prevailing general market and economic conditions; and

●	Whether and when our Board of Directors desires to have the additional authorized but unissued shares of common stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use our common stock for business and/or financial purposes, as well as to accommodate the shares of our common stock to be authorized and reserved for future equity awards.

Effects of Reverse Stock Split

After the effective date of the Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by a Reverse Stock Split (other than as a result of the rounding up in lieu of issuing fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the rounding up in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.

The principal effects of a Reverse Stock Split will be that:

●	Depending on the Reverse Stock Split ratio selected by the Board, each 2 to 100 shares of our common stock owned by a stockholder will be combined into one new share of our common stock;

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By effectively condensing a number of pre-split shares into one share of common stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. The Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the common stock under the Nasdaq listing standards;

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By reducing the number of shares outstanding without reducing the number of shares of common stock authorized for issuance, the Reverse Stock Split will increase the number of shares of common stock available for issuance. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions;

●	No fractional shares of common stock will be issued in connection with the Reverse Stock Split; instead, stockholders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of common stock to round up to the next whole post-Reverse Stock Split share of common stock;

●	The total number of authorized shares of our common stock will remain at 5,000,000,000;

●	The total number of authorized shares of our preferred stock will remain at 500,000,000;

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Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants;

●

Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share conversion price of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and the number of shares of common stock issuable upon the conversion of then outstanding shares of the Preferred Stock, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise of such Preferred Stock and a proportional increase in the conversion price of all such Preferred Stock; and

●	The number of shares then reserved for issuance under our equity compensation plans will generally be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board; however, pursuant to the terms of the Company’s 2022 Equity Incentive Plan, as amended, the number of shares then reserved for issuance under such plan will not be adjusted based upon the Reverse Stock Split ratio.

After the effective date of the Reverse Stock Split, our common stock would have a new committee on uniform securities identification procedures number, or CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on The Nasdaq Capital Market under the symbol “MULN” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 4:30 p.m., Eastern Time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date and time as is set forth in the Certificate of Amendment, which date we refer to in this Proposal 5 as the “Reverse Split Effective Date.” At the effective time on the Reverse Split Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our common stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this Proposal 5 and stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of common stock to round up to the next whole share.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

If the proposed Reverse Stock Split is approved and effected, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.001 per share, if the Reverse Stock Split is effected.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.

Potential Anti-Takeover Effect

Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our stockholders.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed amendment to our Second Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our common stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our common stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

●	The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

●	No gain or loss will be recognized by us as a result of the Reverse Stock Split.

●	A U.S. Holder who receives solely a reduced number of shares of common stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

●	A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

●	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.

●	For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

●	Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

●	Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

●	Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required; Board of Directors Recommendation

You may vote in favor of or against this proposal or you may abstain from voting.

Approval of Proposal 12 will require votes cast for the Reverse Stock Split Proposal exceed the votes cast against such proposal, assuming the presence of a quorum and if the shares of common stock meet the listing requirement of the national securities exchange on which they are listed relating to the minimum number of holders immediately after the reverse stock split amendment becomes effective. Holders of shares of common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis) are entitled to cast votes on this Reverse Stock Split Proposal.

Proposal 12 is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on Proposal 12 by such bank, broker or other holder of record. Abstentions and broker non-votes (if any) will have no effect on the approval of this Proposal 12. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR-2 TO 1-FOR-100, AS DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS

PROPOSAL 13

THE AUDITOR RATIFICATION PROPOSAL

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. RBSM has served as the auditor for the Company since March 1, 2023.

Our former auditor Daszkal Bolton LLP (“Daszkal”) resigned on March 1, 2023 upon the consummation of its merger with CohnReznick LLP. Daszkal served as the Company’s independent registered public accounting firm since September 18, 2020. Daszkal’s resignation as the Company’s independent registered public accounting firm was accepted by the Audit Committee of the Company on March 1, 2023. During the years ended September 30, 2022 and 2021 and the subsequent interim period from October 1, 2022 to March 1, 2023, (i) there were no disagreements between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Daszkal’s satisfaction, would have caused Daszkal to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that Daszkal advised the Company of material weaknesses in its internal control over financial reporting as of September 30, 2022 and 2021. The report of Daszkal to the Company’s financial statements for fiscal years ended September 30, 2022 and 2021 included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. The report had been prepared assuming that the Company would continue as a going concern and included an explanatory paragraph regarding the Company’s ability to continue as a going concern as result of loses from operations, debt defaults and a deficiency in working capital.

In connection to Daszkal Bolton LLP’s resignation, the Company engaged RBSM on March 1, 2023 as its new independent registered public accountant for the fiscal year ending September 30, 2023. This decision was approved by the Audit Committee in accordance with the authority of the Audit Committee as specified in its Charter. RBSM has served as the auditor for the Company since March 1, 2023. During the fiscal years ended September 30, 2022 and 2021 and through March 1, 2023, neither the Company nor anyone on its behalf consulted with RBSM regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The stockholders are being requested to ratify the appointment of RBSM at the Meeting. If the selection is not ratified, it is contemplated that the appointment of RBSM for 2024 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of RBSM will attend the Meeting. If the RBSM representative attends the Meeting, he/she will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Vote Required

You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of a majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, assuming the presence of a quorum, is required to ratify the appointment of RBSM as the Company’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the appointment of RBSM as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote “against” the proposal. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF RBSM LLP

Principal Accountant Fees and Services

The following table sets forth the aggregate accounting fees paid by (or due from) by the Company for the years ended September 30, 2024 and 2023 to the independent audit firm RBSM LLP.

Type of Fees	Year Ended September 30, 2024	Year Ended September 30, 2023
Audit fees (including year-end audit and review of quarters 2 and 3)	$987,500	$376,336
Audit related fees		-
Tax fees		-
Total	$987,500	$376,336

Types of Fees Explanation

Audit Fees. The aggregate fees, including expenses, billed by (expected to be billed by) our principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q and other services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees. The aggregate fees, including expenses, billed by (expected to be billed by) our principal accountant for other assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees” in the table above.

Tax Fees. The aggregate fees, including expenses, billed by (expected to be billed by) our principal accountant for services rendered for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policy

Our audit committee is responsible for approving in advance the engagement of our principal accountant for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approving the fees and other terms of any such engagement. The audit committee may in the future establish pre-approval policies and procedures pursuant to which our principal accountant may provide certain audit and non-audit services to us without first obtaining the audit committee’s approval, provided that such policies and procedures (i) are detailed as to particular services, (ii) do not involve delegation to management of the audit committee’s responsibilities described in this paragraph and (iii) provide that, at its next scheduled meeting, the audit committee is informed as to each such service for which the principal accountant is engaged pursuant to such policies and procedures. In addition, the audit committee may in the future delegate to one or more members of the audit committee the authority to grant pre-approvals for such services, provided that the decisions of such member(s) to grant any such pre-approval must be presented to the audit committee at its next scheduled meeting.

All audit and audit-related services performed by our principal accountant during the fiscal years ended September 30, 2024, and 2023 were pre-approved by our Audit Committee or by our Board of Directors, then acting in the capacity of an audit committee.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the September 30, 2024 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal year of 2024 filed with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

February , 2025	Respectfully submitted,

Audit Committee Kent Puckett, Chair Mark Betor John Andersen

The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL 14

THE ADJOURNMENT PROPOSAL

TO APPROVE THE ADJOURNMENT OF THE MEETING FROM TIME TO TIME, TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, UNDER CERTAIN CIRCUMSTANCES, INCLUDING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN FAVOR ONE OR MORE OF THE FOREGOING PROPOSALS, IN THE EVENT THE COMPANY DOES NOT RECEIVE THE REQUISITE STOCKHOLDER VOTE TO APPROVE SUCH PROPOSAL(S) OR ESTABLISH A QUORUM

The Adjournment Proposal, if adopted, will allow us to adjourn the Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the foregoing proposals, or establish a quorum for the Annual Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of one or more of the foregoing proposals, including the solicitation of proxies from stockholders that have previously voted against such proposals, or establish a quorum. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Vote Required

The affirmative vote of the majority of the voting power of the outstanding shares of the Company’s common stock, Series A Preferred Stock and Series C Preferred Stock (voting on an as-converted to common stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, is required to approve the adjournment of the Meeting as described in this proposal. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will not have an effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT PROPOSAL

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board Leadership Structure and Risk Oversight

Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having David Michery serve as our Chairman and our Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.

The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.

Directors

The following table sets forth certain information regarding our current directors and director nominees:

Name	Age	Position	Director Class
David Michery	58	Chief Executive Officer, President, and Chairman of the Board	Class I
Mary Winter(3)	34	Secretary and Director	Class I
Ignacio Novoa	41	Director	Class I
Kent Puckett(1)	61	Director	Class II
Mark Betor(1)	69	Director	Class II
William Miltner	63	Director	Class III
John Andersen(2)	70	Director	Class III

(1)	Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee
(2)	Member of the Audit Committee and Compensation Committee
(3)	Member of the Nominating and Governance Committee

Each of our directors, including our current nominees, was nominated based on the assessment of our Nominating Committee and our Board that he or she has demonstrated relevant business experience, excellent decision-making ability, good judgment, and personal integrity and reputation. Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background are complementary to those of our other directors.

Nominees for Class I Director for Term Ending at the Annual Meeting of Stockholders in 2028

The persons listed below have been nominated for election as the Class I directors of the Company’s Board. Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the nominees.

David Michery has served as the Chairman of the Board, President and Chief Executive Officer of the Company since the closing of the Merger in November 2021 and held those same positions at Mullen Technologies since its inception in 2018. His automotive experience began with the acquisition of Mullen Motor Company in 2012. Mr. Michery brings over 25 years within executive management, marketing, distressed assets, and business restructuring. He acquired the assets of Coda Automotive, formerly an independent EV manufacturer, through bankruptcy as an entryway into the EV business. We believe that Mr. Michery is qualified to serve as a director because of his operational and historical expertise gained from serving as our Chief Executive Officer, and his experience within various businesses, including automotive.

Mary Winter has served as director of the Company since November 2021 and has been a director of Mullen Technologies since 2018. Ms. Winter has been an integral part of Mullen since inception. She currently serves as the Secretary of the Company and Board of Directors. Formerly, she was the Vice President of Operations for Mullen Technologies since 2014. We believe that Ms. Winter is qualified to serve as a director because of her business and operational knowledge of Mullen.

Ignacio Novoa has served as a director of the Company since July 2022. Mr. Novoa has been a realtor at Las Lomas Realty since January 2015. Prior to that, from August 2008 to March 2021, Mr. Nova served as police officer with the Federal Reserve Police and, from September 2008 to March 2013, as program security at Northrup Grumman. Mr. Novoa has also served as a director of DRIVEiT since January 2024. We believe that Mr. Novoa is qualified to serve as a director because of his experience in managing real estate

Continuing Class II Directors Whose Term Expires at the Annual Meeting of Stockholders in 2026

Kent Puckett has served as a director of the Company since November 2021 and has served on the board of Mullen Technologies since 2018. Previously, Mr. Puckett served as the Chief Financial Officer of Mullen Technologies from 2012 to 2018. Mr. Puckett has also served as a director of DRIVEiT since January 2024. Mr. Puckett has many years of experience as a CFO with a proven track record of establishing cross-functional partnerships to deliver stellar results. He has led many companies in their audit and disclosure requirements, creating operations, marketing, and sales division budgets of multi-million dollars, and being accountable for the allocation of resources to exceed profit and sales goals. Mr. Puckett has a B.S. in Business Administration from Pensacola Christian College, and Advanced Studies in Management, Finance, Compliance, Insurance, Financial Consulting, Taxation and Financial Reporting, with an emphasis on Public Companies reporting and audit requirements. We believe that Mr. Puckett is qualified to serve as a director because of his finance and accounting background and experience.

Mark Betor has served as a director of the Company since November 2021 and a director of Mullen Technologies since 2018. Mr. Betor has also served as a director of DRIVEiT since January 2024. Mr. Betor is a retired businessman and law enforcement officer. Since retirement, he has been involved with real estate investments and private business. We believe that Mr. Betor is qualified to serve as a director because of his vast experience within investments and private businesses.

Continuing Class III Directors Whose Term Expires at the Annual Meeting of Stockholders in 2027

William Miltner has served as a director of the Company since the closing of the Merger. He has served as a litigation attorney for over 30 years. He is the co-founder of Miltner & Menck, APC, a full-service law firm, in San Diego, CA. Mr. Miltner successfully co-founded and co-managed the law firm of Perkins & Miltner, LLP, a respected San Diego litigation firm for 13 years. In 2006, when co-founder David Perkins left the practice of law, Miltner Law Group, APC, was founded. Mr. Miltner has represented many publicly traded and private companies including residential developers, construction contractors, title insurance companies and banking and lending institutions. His substantial experience includes representing and defending clients in complex real property, general business, construction, title insurance and lender litigation and transactional matters. Mr. Miltner is member of the American and San Diego County Bar Associations and American Business Trial Lawyers Association. He was admitted to The State Bar of California in 1988. We believe that Mr. Miltner is qualified to serve as a director because of his knowledge and experience within law practice areas and litigation matters.

John Andersen has served as director of the Company since September 2022. Mr. Andersen owned and operated various businesses since 1972, concentrating on real estate investment and management, primarily of multi-family residential units along with commercial sales and leases, in California, Utah and Wyoming, since 1980. From 1986 to 1996, Mr. Anderson was a partner in a large real estate company with over 300 sales agents and an escrow company, loan company and other real estate services. Since 2013, he has been a director and officer of Eminence Escrow, Inc. and, since 2015, he has owned and operated DNJ Investments, Inc., both of which provide escrow services. We believe that Mr. Anderson is qualified to serve as a director because of his extensive and in-depth experience in operating and growing businesses.

Executive Officers

The following table provides certain information regarding the executive officers of the Company:

Name	Age	Position
Jonathan New	64	Chief Financial Officer
Calin Popa	62	President — Mullen Automotive
Chester Bragado	47	Chief Accounting Officer
John Taylor	64	President & SVP of Global Manufacturing

Information about David Michery, our Chief Executive Officer and President, and Mary Winter, our Secretary, is set forth above under “Nominees for Class I Director for Term Ending at the Annual Meeting of Stockholders in 2028.”

Jonathan New was appointed by the Board as Chief Financial Officer of the Company, effective September 19, 2022. He served as a director of the Company from November 2021 until September 19, 2022. From January 2020 until September 2022, Mr. New served as the Chief Financial Officer of Motorsport Games, Inc. (NASDAQ: MSGM), a racing game developer, publisher and esports ecosystem provider. Previously, from July 2018 to January 2020, Mr. New was Chief Financial Officer of Blink Charging Co (NASDAQ: BLNK), an owner, operator and provider of electric vehicle charging equipment and networked electric vehicle charging services, and, from 2008 to July 2018, he was Chief Financial Officer of Net Element, Inc., a global technology and value-added solutions group that supports electronic payments acceptance in a multi-channel environment. Mr. New is a Florida Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Calin Popa has served as President of the Automotive Electric Vehicles Division of the Company and of its predecessor, Mullen Technologies, since 2017. He has 34 years of experience within the automotive industry. Previously, Mr. Popa was Vice President of Manufacturing Engineering at Karma Automotive, LLC, f/k/a Fisker Automotive, from 2010 to 2017. Mr. Popa has held senior positions within product development, vehicle launch and manufacturing at well-known companies, including MAN, Ford, and Chrysler.

Chester A. Bragado has served as Chief Accounting Officer since March 2023. Mr. Bragado brings over 20 years of diverse expertise in accounting, finance, and organizational leadership to his role as Chief Accounting Officer at Mullen Automotive. Before assuming the role of Chief Accounting Officer, Mr. Bragado served as the Executive Vice President of Operations at Mullen Automotive from July 2022 to March 2023. Prior to that, since 2021, Mr. Bragado served as Vice President, Finance and Controller at Sambazon, an international organic food manufacturer, from 2020 to 2021, he was Financial Reporting Director at Loop Media, a digital video company, and from 2017 to 2020, he was Controller at Custom Foods LLC/Marie Callender. Mr. Bragado has consulted and audited Fortune 500 companies throughout his expansive 20 plus year career, which includes roles as an external auditor at PricewaterhouseCoopers and increasing responsibilities in Corporate Accounting, SEC reporting, and internal audit at various other public and private companies. Mr. Bragado graduated from the University of California, Riverside, with a BA in Business Administration and holds a California CPA license and is currently an executive MBA candidate at UCLA Anderson School of Management.

John Taylor is the President & SVP of Global Manufacturing at Mullen. From 2010 to April 2013, he was employed at Tesla being one of the first 50 employees and, leading the advanced manufacturing engineering group. Mr. Taylor played a critical role in opening the Fremont facility and manufacturing operations for the Tesla Model S and architecture for future projects. Mr. Taylor started his automotive career at General Motors (“GM”) in 1982. At GM, he was involved in eleven major automotive vehicle launches serving as launch manager, operations manager, and machine and equipment manager, among other roles. Mr Taylor has also held executive roles within several intermodal products companies, serving as the President and Chief Operations Officer of American Intermodal Container Manufacturing from April 2015 to November 2020 and the Chief Executive Officer of Intermodal Products of America from April 2021 to April 2022. Mr. Taylor graduated from the Philpot School of Automotive Design in Detroit in 1987.

Family Relationships

There are no family relationships between any of the directors or executive officers of the Company.

Corporate Governance and Board Matters

Vacancies

The Board of Directors is a classified board, which means that our directors hold office for staggered or overlapping terms, so that the terms of all directors do not expire in the same year. Each class consists, as nearly as possible, of one-third of the total number of directors. Directors in each class are elected for terms of three years and hold office until their successors are elected and qualify. Any vacancy on the Board for any cause, including an increase in the number of directors, may be filled by a majority of the directors then in office, although such majority is less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. If one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have the power to fill such vacancy or vacancies with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.

Director Independence

We are listed on the Nasdaq Capital Market (“Nasdaq”) and accordingly, we have applied Nasdaq listing standards in determining the “independence” of the members of our Board. Based on Nasdaq listing standards and SEC rules, and after reviewing the relationships with members of our Board, our Board has determined, with the assistance of the Nominating and Governance Committee, that Mary Winter, Kent Puckett, Mark Betor and John Andersen qualify as independent directors and therefore the Board consists of a majority of “independent directors”. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit, as discussed below. The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Nominating and Governance Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with Nasdaq independence standards.

Attendance at Board and Committee Meetings

During the fiscal year of 2024, our Board held 12 meetings, the Audit Committee held three meetings, the Compensation Committee held two meetings and the Nominating and Corporate Governance Committee held 0 meetings, which does not include actions by written consent. During that time, no member of our Board attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of our Board on which he or she served (held during the period that such director served). The Company’s policy is to encourage, but not require, Board members to attend annual stockholder meetings.

Committees and Corporate Governance

The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of Nasdaq Rule 5605(a)(2) and all applicable SEC rules and regulations. The members of the committees and a description of the principal responsibilities of each committee are described below.

Our Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the Chief Executive Officer, annual performance evaluation and management succession. The Board has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the members of the Board who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.

A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at https://investors.mullenusa.com/ by clicking “Investor Relations — Investor Resources — Governance” and is available in print upon request to the Secretary of Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821.

The Audit Committee

The Audit Committee of the Board of Directors consists of Kent Puckett, Chair, Mark Betor, and John K. Andersen. The Board determined that Kent Puckett is an “audit committee financial expert,” as defined under the applicable rules of the SEC. Each member of the Audit Committee satisfies the independence requirements under Nasdaq Capital Market listing standards and Rule 10A-3(b)(1) of the Exchange Act and is a person who the Board of Directors has determined has the requisite financial expertise required under the applicable requirements of Nasdaq Capital Market. In arriving at this determination, the Board of Directors examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The primary functions of the Audit Committee include, among other things:

●	reviewing and approving the engagement of the independent registered public accounting firm to perform audit services and any permissible non-audit services for the Company;

●	evaluating the performance of the Company’s independent registered public accounting firm and deciding whether to retain their services;

●	monitoring the rotation of partners on the engagement team of the Company’s independent registered public accounting firm;

●	reviewing the Company’s annual and quarterly financial statements and reports and discussing the statements and reports with the Company’s independent registered public accounting firm and management, including a review of disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

●	considering and approving or disapproving all related party transactions for the Company;

●	reviewing, with the Company’s independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of the Company’s financial controls;

●	conducting an annual assessment of the performance of the Audit Committee and its members, and the adequacy of its charter; and

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, or auditing matters.

The Compensation Committee

The Compensation Committee of the Board of Directors consists of Kent Puckett, Chair, John K. Andersen, and Mark Betor. The Board of Directors has determined that each member of the Compensation Committee is independent under Nasdaq Capital Market listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The functions of the Compensation Committee include, among other things:

●	determining the compensation and other terms of employment of the Company’s chief executive officer and our other executive officers and reviewing and approving corporate performance goals and objectives relevant to such compensation;

●	reviewing and recommending to the full Board of Directors the compensation of the Board of Directors;

●	evaluating and administering the equity incentive plans, compensation plans and similar programs advisable for the Company, as well as reviewing and recommending to the Board of Directors the adoption, modification or termination of the Company’s plans and programs;

●	establishing policies with respect to equity compensation arrangements;

●	if required, reviewing with management the Company’s disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full Board of Directors its inclusion in the Company’s periodic reports to be filed with the SEC; and

●	reviewing and evaluating, at least annually, the performance of the Compensation Committee and the adequacy of its charter.

The Compensation Committee is authorized to retain or to obtain the advice of independent counsel or other advisors.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee were officers or employees of the Company during 2023 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K.

None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.

The Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors currently consists of Mark Betor, Chair, Mary Winter and Kent Puckett. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under Nasdaq Capital Market listing standards.

The functions of the Nominating and Corporate Governance Committee include, among other things, the following:

●	reviewing periodically and evaluating director performance on the Board of Directors and its applicable committees, and recommending to the Board of Directors and management areas for improvement;

●	interviewing, evaluating, nominating and recommending individuals for membership on the Board of Directors;

●	reviewing and recommending to our board of directors any amendments to the Company corporate governance policies; and

●	reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance committee and the adequacy of its charter.

The Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors.

The Director Nomination Process

The Nominating and Governance Committee considers nominees from all sources, including stockholders. The Nominating and Governance Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board and to select or recommend nominees to the Board to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The Board consists of a majority of directors who (i) qualify as “independent” directors within the meaning of Nasdaq listing standards, as the same may be amended from time to time; and (ii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service as a director in the belief that continuity of service and the past contributions of directors who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating and Governance Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Nominating and Governance Committee will recommend to the Board nominees as appropriate based on these principles.

Director Nominations. Director nominees provided by stockholders to the Nominating and Governance Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. Section 2.10 of our Bylaws provides specific procedures for shareholders to nominate directors. The procedures are as follows:

Only persons who are nominated in accordance with the procedures set forth in the Bylaws are eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in Section 2.10 of the Bylaws, who will be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, will be made pursuant to timely notice in writing to the secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Company not more than the 120th day prior to the date of the meeting and not later than (i) the 90th day prior to the date of the meeting or, (ii) if later, the 10th day following the day on which public announcement of the date of the meeting was made. Such stockholder’s notice must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (1) the name and address, as they appear on the Company’s books, of such stockholder and (2) the class and number of shares of the Company which are beneficially owned by such stockholder and a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder with respect to the Company’s securities,. and (iii) the consent of each nominee to be named in the proxy and accompanying proxy card and to serve as a director of the Company if so elected for a full term until the next meeting at which such nominee would face re-election. For such nominations, a representation that the stockholder intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect any nominee and solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person will be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in the Bylaws. The chairman of the meeting will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he will so declare to the meeting and the defective nomination will be disregarded.

In no event may a stockholder provide timely notice with respect to a greater number of director candidates than are subject to election by stockholders at the annual meeting or special meeting, as applicable.

Unless otherwise required by law, (i) no stockholder is permitted to solicit proxies in support of director nominees other than the Company’s nominees unless such stockholder has complied with Rule 14a-19 of the Exchange Act in connection with the solicitation of such proxies, including the provision to the Company of notices required thereunder in a timely manner and (ii) if any such stockholder (1) provides notice pursuant to Rule 14a-19(b) of the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) of the Exchange Act, including the provision to the Company of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the Company that such stockholder has met the requirements of Rule 14a-19(a)(3) of the Exchange Act in accordance with the following sentence, then the Company will disregard any proxies or votes solicited for such stockholder’s candidates. If any such stockholder provides notice pursuant to Rule 14a-19(b), then such stockholder will deliver to the Company, no later than seven (7) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3).

A stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in Section 2.10 of the Bylaws.

Should you have any questions regarding these procedures or would like to receive a full copy of our Bylaws, you may do so by contacting the Company’s Secretary, Mary Winter at 1405 Pioneer Street, Brea, CA 92821.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the Investor Relations page of our website located at https://investors.mullenusa.com/governance#governancedocuments and in print upon request to the Secretary at Mullen Automotive Inc., 1405 Pioneer Street, Brea, California, 92821. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.

Stockholder Communication with Our Board of Directors

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Stockholder Relations, Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821, or by telephone at (714) 613-1900 specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Mullen Automotive Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

Non-Employee Director Compensation

Our non-employee directors receive compensation for service on our board of directors and committees of our board of directors as follows:

●	Each non-employee director will receive $50,000 annually as a cash retainer for their Board service, with additional annual cash retainers of (i) $5,000 for each member of the Company’s Compensation Committee or Nominating and Corporate Governance Committee; (ii) $7,500 for the Chairman of the Compensation Committee or Nominating and Corporate Governance Committee; (iii) $10,000 for each member of the Audit Committee; (iv) $45,000 for the chair of the Audit Committee; and (v) $25,000 to the Lead Independent Director. All cash retainers are paid quarterly in arrears.

●	Additionally, each non-employee director shall receive an annual stock award under the Company’s equity plan equal to $100,000 divided by the closing trading price of the Company’s common stock on the date of each such grant.

●	The non-employee directors are entitled to reimbursement of ordinary, necessary, and reasonable out-of-pocket travel expenses incurred in connection with attending in-person meetings of the Board or committees thereof. In the event non-employee directors are required to attend greater than four in-person meetings or 15 telephonic meetings during any fiscal year, such non-employee directors will be entitled to additional compensation in the amount of $500 for each additional telephonic meeting beyond the 15 telephonic meeting thresholds, and $1,000 for each additional in-person meeting beyond the four in-person meeting threshold.

The following table sets forth information regarding compensation earned by each person who served as a non-employee member of our board of directors during 2024.

Name of Director	Fees earned and payable in cash ($)	Awards earned and payable in stock ($)	Total ($)
John K. Anderson	$67,000	$122,730	$189,730
Mark Betor	99,500	125,080	224,580
William Miltner	52,000	101,140	153,140
Mary Winter	57,000	108,073	165,073
Ignacio Novoa	52,000	126,220	178,220
Kent Puckett	109,500	129,904	239,404
Total	$437,000	$713,147	$1,150,147

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information about the compensation earned during the years ended September 30, 2024 and 2023, as applicable, to our Chief Executive Officer and each of our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at September 30, 2024, and whose annual compensation exceeded $100,000 during such year or would have exceeded $100,000 during such year if the executive officer were employed by the Company for the entire fiscal year (collectively the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)		Total ($)
David Michery	2024	750,000	-	2,500,000	-		3,250,000
Chief Executive Officer	2023	750,000	-	48,879,463	-		49,629,463

Jonathan New	2024	499,795	-	-	1,598,610	(2)	2,098,405
Chief Financial Officer	2023	425,000	10,000	198,300	-		633,300

Chester Bragado	2024	392,192	-	1,533,000	-		1,925,192
Chief Accounting Officer

(1)	Represents share-based compensation based on the grant date fair value of common stock computed in accordance with FASB ASC Topic 718, i.e. for common stock earned per labor contract - market price of the shares on the date immediately preceding the employment contract date, for common stock earned by CEO per Award Incentive Plans - market price of the shares on the date immediately preceding the date when the shares have been issued (see the list of performance awards in the CEO Performance Award chapter, and the list of achieved milestones in the CEO Performance Award Table below). The stock-based compensation to Mr. Michery for the year ended September 30, 2024 in the enclosed statements of operations is different due to revaluation of a liability accrued per FASB ASC Topic 718 that have not been earned and paid by September 30, 2024, but will probably be earned and paid later. See the Company’s financial statements for discussion of stock-based compensation.
(2)	Represents grant date fair value, computed in accordance with FASB ASC Topic 718, of a 5-year option to purchase 3,000 shares of common stock, awarded in May 2024, vested immediately, with an exercise price of $486 (giving effect to reverse stock splits, including 1:100 reverse stock split effectuated in September 2024).

Narrative Disclosure to Summary Compensation Table

The primary elements of compensation for the Company’s named executive officers are base salary, bonus and equity-based compensation awards. The named executive officers also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.

Base Salary

The base salary payable to our named executive officers is intended to provide a fixed component of compensation that reflects the executive’s skill set, experience, role, and responsibilities.

Although we do not have a written bonus plan, the Board may, in its discretion, award bonuses to our executive officers on a case-by-case basis. These awards are structured to reward named executive officers for the successful performance of Mullen as a whole and of each participating named executive officer as an individual. The bonus amounts awarded were on an entirely discretionary basis. In addition, as described under the heading “Employment and Severance Agreements,” the chief executive officer is eligible under the terms of their respective employment agreements to receive set bonus amounts based on Mullen’s achievement of certain financial milestones.

Share-based Compensation

2022 Equity Incentive Plan

On July 26, 2022, at the 2022 Annual Meeting, the Company’s stockholders approved the 2022 Equity Incentive Plan (the “2022 Plan”). Additional details about the 2022 Plan are set forth in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on July 10, 2023.

The 2022 Plan provides for grants of stock options, stock appreciation rights, stock awards and restricted stock units, all of which are sometimes referred to individually, to employees, consultants, non-employee directors of the Company and its subsidiaries. Stock options may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code, or non-qualified stock options. The 2022 Plan initially reserved for issuance 4 shares of common stock (giving effect to the Company’s reverse stock splits), and on August 3, 2023, the stockholders approved an increase of the number of reserved shares by 52,000,000, and on September 13, 2024, the stockholders approved an increase of the number of reserved shares by 11,000,000 (not subject to adjustment for any decrease or increase in the number shares of common stock resulting from a stock spilt, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other decrease in the number of such shares of common stock effected without receipt of consideration by the Company).

During the years ended September 30, 2024 and 2023, Mr. Michery earned 1 share and 1,135 shares of common stock, respectively; Mr. New earned 1 share and received a 5-year option to purchase 3,000 shares of common stock in lieu of shares and 1 share of common stock, respectively; and Mr. Bragado earned 2,738 shares and 1 share of common stock, respectively (giving effect to the Company’s reverse stock splits, including a 1:100 reverse stock split effectuated in September 2024).

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have a formal policy with respect to the grant of equity incentive awards to our executive officers or any formal equity ownership guidelines applicable to them.

Clawback Policy

In November 2023, the Board of Directors adopted a clawback policy that may be applied in the event of a material financial restatement. The clawback policy covers current and former executive officers and includes all incentive compensation. Specifically, in the event of an accounting restatement, the Company must recover, reasonably promptly, any excess incentive compensation received during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. Compensation that may be recoverable under the policy includes cash or equity-based compensation for which the grant, payment or vesting is or was based wholly or in part on the attainment of a financial reporting measure. The amount to be recovered will be the excess of the incentive compensation paid based on the erroneous data over the incentive compensation that would have been paid had it been based on the restated results.

Outstanding Equity Awards at Fiscal Year End 2024

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
David Michery	-	-	-	-	-
Jonathan New	3,000	-	-	$486	5/16/2024
Chester Bragado	-	-	-	-	-

CEO Performance Awards

On May 5, 2022, the Company entered into to a Performance Stock Award Agreement (the “2022 PSA Agreement”) pursuant to which the Company agreed to grant performance equity awards to the Chief Executive Officer (“2022 CEO Performance Award”) and on July 26, 2022, the Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of common stock to the Company’s Chief Executive Officer, David Michery, pursuant to the 2022 PSA Agreement. On June 8, 2023, the Compensation Committee further (1) determined that the grant of performance equity awards to the Chief Executive Officer (“2023 CEO Performance Award”) pursuant to the 2023 Performance Stock Award Agreement (the “2023 PSA Agreement” and together with the 2022 PSA Agreement, the “PSA Agreements”) was advisable and in the best interests of the Company and its stockholders and (2) approved entering into the 2023 PSA Agreement and the grant of the 2023 CEO Performance Award. On August 3, 2023, at the 2023 Annual Meeting, the Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of shares of common stock to the Company’s Chief Executive Officer, David Michery, pursuant to the 2023 PSA Agreement.

On December 27, 2024, the Company entered into amendments to the PSA Agreements, subject to stockholder approval (see Proposal 8 – the Amended PSA Agreements Proposal), extending the deadline of the Capital Benchmark Milestone in the 2022 PSA Agreement (the “2022 PSA Amendment”) and the Vehicle Completion, Revenue Benchmark, Battery Development and JV Acquisition Milestones in the 2023 PSA Agreement (the “2023 PSA Amendment” and together with the 2022 PSA Amendment, the “PSA Amendments”).

Pursuant to each PSA Agreement, Mr. Michery is eligible to receive shares of common stock of the Company based on the achievement of milestones as described below, and within each milestone the achievement of certain performance tranches, with each tranche representing a portion of shares of common stock that may be issued to Mr. Michery upon achievement of such tranche. Upon the achievement of each tranche of one of the milestones and subject to Mr. Michery continuing as the Chief Executive Officer as of the date of satisfaction of such tranche and through the date the Compensation Committee determines, approves and certifies that the requisite conditions for the applicable tranche have been satisfied, the Company will issue shares of its common stock as specified in the tranche. Each milestone must be achieved within the performance period specified for such milestone. The latest milestone that may be achieved is December 31, 2024 under the 2022 PSA Agreement, and December 31, 2025 under the 2023 PSA Agreement. Under the PSA Amendments, subject to stockholder approval (see Proposal 8 – the Amended PSA Agreements Proposal), the latest milestone that may be achieved is the end of July 2026 under the 2022 PSA Agreement, and the end of December 2027 under the 2023 PSA Agreement.

2022 PSA Agreement — Description of Milestones

●	Vehicle Delivery Milestones: For each of the following five vehicle delivery milestone that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of common stock equal to 2% of the Company’s then-current total issued and outstanding shares of common stock: (i) Delivery of the Company’s Class One Van to customers for a pilot program under the captured fleet exemption by the end of December 2022 (achieved, see below); (ii) Procuring full USA certification and homologation (or vehicle approval process) for the sale and delivery of its Class One Van by end of August 2023 (expired); (iii) Full USA certification and homologation of the Dragonfly RS sports car by August 2024 (expired); (iv) Producing a drivable prototype of its Mullen 5 vehicle for consumers to test by end of October 2023 (achieved, see below); and (v) Producing a drivable prototype of its Mullen 5 RS High Performance vehicle for consumers to test by end of January 2023 (expired).

On October 3, 2022, the Company delivered its Class One Van to Hotwire Communications, a South Florida-based telecommunications company and Internet Service Provider for a pilot program under the captured fleet exemption.

On August 20, 2023, a drivable porotype of the Mullen 5 vehicle was part of the Mullen road tour and available for consumers to test drive. The other milestones mentioned above have expired

●	Capital Benchmark Milestones: For each $100 million raised (a “Capital Tranche”), and subject to an aggregate maximum raised of $1.0 billion in equity or debt financing between the date of the award agreement and the end of July 2024 (the PSA Amendments extend this deadline to July 2026), the Company will issue a number of shares of common stock equal to 1%, of the Company’s then-current total issued and outstanding shares of common stock; as of the date a Capital Tranche is achieved. Additionally, if the Company is included in the Russell Index, the Company will issue to Mr. Michery a number of shares of common stock equal to 2% of Mullen’s then-current total issued and outstanding shares as of the date the Company is approved to be included on the Russell Index. On June 7, 2022, the Company entered into a securities purchase agreement which, along with subsequent amendments, allowed the Company to raise more than $400 million to date through the issuance of preferred stock, prefunded warrants and common stock in lieu of preferred stock and other warrants.

On June 27, 2022, the Company joined the Russell 2000 and 3000 Indexes.

By September 30, 2023, the Company raised more than $400 million through the issuance of preferred stock, prefunded warrants and common stock in lieu of preferred stock and other warrants. By July 31, 2024, the Company raised additional funds so that accumulated raised capital exceeded $100 million (mainly through the issuance of convertible notes and warrants), and relevant milestone shares are due as of September 30, 2024.

●

Feature Milestone: If Mullen enters into an agreement with a manufacturer or provider of equipment, accessory, feature or other product (collectively, “Feature”) by the end of 2023 that sets the Company or its vehicle apart from its competitors or that provides the Company a first mover or first disclosure advantage over its competitors for the Feature, the Company will issue to Mr. Michery a number of shares of common stock equal to 5% of the Company’s then-current total issued and outstanding shares of common stock as of the date the Feature milestone is achieved.

On September 1, 2022, the Company announced that it signed a partnership with Watergen Inc. to develop and equip Mullen’s portfolio of electric vehicles with technology that will produce fresh drinking water from the air for in-vehicle consumer and commercial application. On October 12, 2022, the Company entered into the Distributorship Agreement whereby Watergen will be integrating its unique atmospheric water generating and dehumidifying technology into the Company’s vehicles and granting exclusivity to the Company for the integration design developed specifically for its vehicles.

●

Distribution Milestone: For each vehicle distribution milestone set forth below that is satisfied by entering into a joint venture or other distribution agreement by December 31, 2024, the Company will issue to Mr. Michery a number of shares of common stock equal to 2% of Mullen’s then-current total issued and outstanding shares of common stock for each distribution milestone achieved: (i) agreement with an established local, US dealer or franchise network; and (ii) agreement with an established Latin American or other non-US based dealer or franchise network.

On November 8, 2022, the Company entered into an agreement into an agreement to appoint Newgate Motor Group as the marketing, sales, distribution and servicing agent for the Mullen I-GO in Ireland and the United Kingdom.

On December 12, 2022, the Company entered into a Dealer Agreement with Randy Marion Isuzu, a large USA dealer, to purchase and distribute the Company’s vehicles.

2023 PSA Agreement — Description of Milestones

●	Vehicle Completion Milestones: For each vehicle completion Milestone set forth below that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of common stock equal to 3% of Mullen’s then-current total issued and outstanding shares of common stock: (i) Procuring full USA certification and homologation of its Class Three Van by end of December 2023; (ii) Full USA certification and homologation of the Bollinger B1 sports car by end of June 2025; and (iii) Full USA certification and homologation of the Bollinger B2 sports car by end of June 2025. The milestone described in subsection (i) has expired. The PSA Amendments extend the deadlines in subsections (ii) and (iii) to June 2026.

●	Revenue Benchmark Milestones: For each $25 Million of revenue recognized by the Company (each a “Revenue Tranche”), and subject to an aggregate maximum of recognized revenue of $250 Million between the date of grant and the end of December 2025, the Company will issue to Mr. Michery a number of shares of common stock equal to 1% of Mullen’s then-current total issued and outstanding shares of common stock as of the date a Revenue Tranche is achieved. The PSA Amendments extend the deadline to the end of December 2027.

●	Battery Development Milestones: For each Battery Development Milestone set forth below that is satisfied within the performance period specified, the Company will issue to Mr. Michery a number of shares of common stock equal to 2% of Mullen’s then-current total issued and outstanding shares of common stock: (i) the Company either directly or in collaboration with a joint venture partner develops or produces new and more advanced battery cells by the end of December 2024; (ii) the Company either directly or in collaboration with a joint venture partner scales its battery cells in the USA to the vehicle pack level for the Mullen Class 1 vehicle by the end of December 2024; (iii) the Company either directly or in collaboration with a joint venture partner scales its battery cells in the USA to the vehicle pack level for the Mullen Class 3 vehicle by the end of December 2024. The PSA Amendments extend the deadline in subsection (iii) to the end of December 2025.

On February 26, 2024, the Company began Class One EV cargo van road testing with the integrated solid-state polymer battery pack.

On November 21, 2024, the Company announced to the public that utilizing equipment, inventory, and intellectual property for high-volume battery pack and module production acquired as part of its Romeo assets acquisition (see below), it had integrated these assets into the Company’s Monrovia, California facility, enhancing production capabilities and reducing supplier dependency. Battery lines include High-volume standard battery chemistry line, High-precision, low-volume standard chemistry R&D line, High-precision, low-volume solid-state polymer R&D line and in progress, High-volume standard chemistry battery line.

●	JV-Acquisition Milestones: If Mullen enters into a partnership, joint venture, purchase and sale agreement or similar transaction by the end of 2025 where the Company acquires a majority interest in an enterprise that manufacturers or provides vehicles, vehicle equipment, battery cells, accessories or other products beneficial to the Company, the Company will issue to Mr. Michery a number of shares of common stock equal to 3% of Mullen’s then-current total issued and outstanding shares of common stock as of date the JV-Acquisition Milestone is achieved. The PSA Amendments extend the deadline to the end of 2026.

●

Accelerated Development Milestone: If Mullen acquires a facility with existing equipment that allows the Company to expedite scaling of battery pack production in the USA, the Company will issue to Mr. Michery a number of shares of common stock equal to 2% of Mullen’s then-current total issued and outstanding shares of common stock as of date the Accelerated Development Milestone is achieved.

On September 6, 2023, the Company acquired the battery production assets of Romeo Power including intellectual property, machinery and equipment that allows the Company to expedite scaling of battery pack production in the USA

To date, the following shares of common stock have been issued pursuant to the PSA Agreements based on the achievement of the milestones and tranches listed in the table below (giving effect to the Company’s reverse stock splits):

CEO Performance Award Table

Date approved by BOD	Milestone	% of O/S Shares	Shares O/S(*)	Shares Issued / due(*)	Stock Price(*)	Stock Compensation ($)(**)
9/21/2022	PSA2022. Russell Index Tranche	2%	214	5	$789,160	$3,945,799
Total shares issued during the fiscal year ended 9/30/2022				5		$3,945,799

10/12/2022	PSA2022. Features Milestone	5%	399	20	561,054	11,221,088
11/9/2022	PSA2022. Non-USA Distribution	2%	548	11	604,383	6,648,217
11/30/2022	PSA2022. Capital Benchmark (>$200 mln)	2%	640	13	442,545	5,753,090
12/16/2022	PSA2022. USA Distribution	2%	753	16	635,124	10,161,979
2/16/2023	PSA2022. Vehicle Delivery - Pilot	2%	371	8	709,128	5,673,024
6/13/2023	PSA2022. Capital Benchmark (>$300 mln)	1%	2,926	30	20,185	605,542
7/5/2023	PSA2022. Capital Benchmark (>$400 mln)	1%	7,149	72	5,262	378,877
Total shares issued during the fiscal year ended 9/30/2023				170		$40,441,817

10/10/2023	PSA2022. Vehicle Delivery - Mullen 5	2%	18,441	369	2,671	985,468
10/10/2023	PSA2023. Accelerated development milestone	2%	24,848	497	2,672	1,327,840
Total shares issued during the fiscal year ended 9/30/2024				866		$2,313,308

12/23/2024	PSA2022. Capital Benchmark (>$500 mln)	1%	228,648	2,286	1.20	2,744
12/23/2024	PSA2023. Battery development #2 (Class 1)	2%	70,576	1,411	1.20	1,693
12/23/2024	PSA2023. Battery development #1 (Advanced)	2%	9,958,323	199,166	1.20	238,999
Total shares issued or to be issued after 9/30/2024				202,863		$243,436
Total shares issued or to be issued				203,904		$46,944,360

(*)

The number of outstanding shares, shares issued and the stock price have been retroactively adjusted giving effect to reverse stock splits, see Note 1 - Description of business and basis of presentation in the Notes to Consolidated Financial Statements filed with the Company’s Form 10-K for the year ended September 30, 2024. The number of shares issued for each milestone as presented in the table may not equal the product of the percentage of outstanding shares for such milestone, due to the rounding up of fractional shares as a result of each reverse stock split.

(**)	Compensation amounts do not reflect cash amounts actually received by the CEO. Amounts reported only represent fair value of common stock awarded computed in accordance with FASB ASC Topic 718 (i.e., market price of the shares on the date immediately preceding the date when the shares were issued). Based on the closing price of $0.4142 on January 22, 2025, the dollar amount of the 203,904 total shares issued or to be issued is $84,457.

Pay-versus-Performance

The following section has been prepared in accordance with Pay Versus Performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our named executive officers and then compare it with certain Company performance measures. The Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions.

The following table shows the past three fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our named executive officers, our total stockholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the Pay Versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP, as required by Item 402(v) of Regulation S-K, takes into account, among others, changes in share price and its impact on the fair value of equity awards.

Year	Summary Compensation Table Total for PEO(1)	Compensation actually paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return(4)	Net Loss(5)
2024	$3,250,000	$(29,694,357)	$2,011,518	$2,028,495	$(100.00)	$(470,961,744)
2023	$49,629,463	$58,001,015	$1,068,251	$358,210	$(99.98)	$(964,894,185)
2022	$11,524,440	$33,399,489	$903,409	$(3,852)	$(97.20)	$(780,049,246)

(1)	Represents total compensation reported for David Michery (our Chief Executive Officer) for each corresponding year in the “Total” column of the SCT set forth above in “Executive Compensation — Summary Compensation Table”.
(2)	The dollar amounts reported for the PEO under “Compensation Actually Paid” represent the amount of “Compensation Actually Paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. The table below summarizes the adjustments to the total amount reported in the SCT for our PEO in calculating CAP:

Reconciliation of PEO SCT Total and Compensation Actually Paid	2024	2023	2022
Total Compensation as reported in SCT	$3,250,000	$49,629,463	$11,524,440
Less grant date fair value of equity awards as reported in the SCT	$(2,500,000)	$(48,879,463)	$(10,053,286)
Plus the year-end fair value of equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the year	$3,150,000	$36,201,590	$30,288,345
Plus change in fair value from end of prior year to end of current year for awards granted in prior years that are outstanding and unvested as of the end of the year	$(21,769,412)	$2,585,685	$-
Plus, for awards that are granted and vest in same applicable year, the fair value as of the vesting date	$-	$4,461,121	$11,890,001
Plus change in fair value as of the vesting date (from the end of the prior fiscal year) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	$1,103,479	$14,002,619	$(10,250,010)
Less, for awards granted in any prior fiscal year that fail to meet the vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year	$(12,928,425)	$-	$-
Compensation Actually Paid	$(29,694,357)	$58,001,015	$33,399,489

(3)	The dollar amounts reported for the named executive officers under “Compensation Actually Paid” represent the average amount of “Compensation Actually Paid” to the named executive officers, as computed in accordance with Item 402(v) of Regulation S-K. The average SCT total for 2024 was calculated based on the compensation of Jonathan New and Chester Bragado, 2023 was calculated based on the compensation of Jonathan New and Calin Popa and the compensation for 2022 was based on the compensation of Calin Popa and Jerry Alban, former COO, and Kerri Sadler, former CFO. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the named executive officers during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the named executive officers’ average total compensation for each year to determine the compensation actually paid:

Reconciliation of Named Executive Officer Average SCT Total and Average Compensation Actually Paid	2024	2023	2022
Total Compensation as reported in SCT	$2,011,518	$1,068,251	$903,409
Less grant date fair value of equity awards as reported in the SCT	$(1,565,525)	(698,751)	(600,500)
Plus the year-end fair value of equity awards that are outstanding and unvested as of the end of the year	2	400	43,573
Plus change in fair value from end of prior year to end of current year for awards granted in prior years that are outstanding and unvested as of the end of the year	-	-	-
Plus, for awards that are granted and vest in same applicable year, the fair value as of the vesting date	$1,628,003	38,100	955,001
Plus change in fair value as of the vesting date of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	$(28,833)	(49,790)	(1,305,335)
Less, for awards granted in any prior fiscal year that fail to meet the vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year	$(16,669)	-	-
Compensation Actually Paid	$2,028,495	$358,210	$(3,852)

(4)	Cumulative TSR is calculated by dividing difference between our Company’s share price at the end and the beginning of the measurement period by our Company’s share price at the beginning of the measurement period. On November 5, 2021, the Company completed a merger with Net Element, Inc., which changed its name to “Mullen Automotive Inc”, and the ticker symbol on the Nasdaq Capital Market for the Company’s common stock changed to “MULN” at the opening of trading on November 5, 2021. Accordingly, November 5, 2021 is the date used as the beginning of the measurement period for 2022. Share prices have been adjusted retroactively to reverse stock splits effectuated by the Company in April 2023 (1:25), August 2023 (1:9), December 2023 (1:100) and September 2024 (1:100). No dividends were paid or declared in 2022, 2023 or 2024.
(5)	The dollar amounts reported represent the amount of net loss attributable to common stockholders after preferred dividends reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

Because we are an early-stage developing enterprise, our company has not historically focused on net income (loss) as a performance measure for our executive compensation program. A positive relationship between compensation to officers and net income is expected to be achieved only when (and if) the Company achieves operational profitability.

Compensation Actually Paid and Cumulative TSR

We believe that market price of the Company currently does not represent fairly the fundamental indicators of the Company’s financial position and perspectives of development (due to share price manipulation by short-sellers, as the Company alleged in relevant lawsuits filed during and subsequent to the year ended September 30, 2023). Therefore, the changes in compensation actually paid (as computed in accordance with Item 402(v) of Regulation S-K) did not correspond to changes in cumulative TSR in the years presented, although the Company seeks to maximize equity awards that align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Employment and Severance Agreements

We have entered into employment agreements with each of our named executive officers described below.

Chairman of the Board, President and Chief Executive Officer

Effective June 1, 2021, David Michery and the Company entered into an employment agreement pursuant to which Mr. Michery receives an annual salary of $750,000 plus incentive compensation and 1,000,000 shares of common stock each year. Mr. Michery is also entitled to reimbursement compensation for all reasonable expenses up to $500,000 per year.

In the event (a) the Company terminates Mr. Michery’s employment without cause, (b) Mr. Michery leaves as a result of constructive discharge by the Company, (c) of Mr Michery’s death, or (d) there is a change of control of the Company or the Company’s stockholders receive a proxy request or tender offer for a transaction which could result in a change of control and Mr. Michery at his option terminates his employment, then the Company is obligated to pay Mr. Michery (i) his then-current annual compensation multiplied by a number of years equal to 10 minus the number of complete years since the date of the agreement, to be paid within 90 days of termination, and (ii) an amount equal to 10% of the Company’s market capitalization at such time, to be paid 180 days after termination. To the extent that Mr. Michery’s benefits from any pension or any other retirement plan or program (whether tax qualified or not) are not fully vested at the time of such termination, the Company will obtain and pay the premium upon an annuity policy to provide the benefits as though Mr. Michery had been fully vested on the date of termination. Upon termination for cause, the employment agreement will terminate, except for certain provisions such as post-employment noncompetition and nonsolicitation, and the Company will not be obligated to make any further payments, except for any remaining payments of annual compensation, benefits which are required by applicable law to be continued, and reimbursement of expenses.

Pursuant to the agreement, “cause” means conviction of or a plea of no contest to a felony, or incapacity due to alcoholism or substance abuse. “Constructive discharge” means (a) diminution in title(s), responsibilities, or the then-current annual compensation, (b) failure by the Company to comply with the compensation provisions of the agreement, (c) location of place of employment outside the United States, and (d) engagement in any material and intentional breach by the Company of its principal obligations under the agreement which is not remedied within 15 business days after receipt of written notice. A “change of control” means a sale of all or substantially all of the assets of the Company, or any transaction, or any series of transactions consummated in a 12-month period, pursuant to which any person acquires (by merger, acquisition, or otherwise) all or substantially all of the assets of the Company or the then outstanding equity securities of the Company and the Company is not the surviving entity, the Company being deemed surviving if and only if the majority of the Board of Directors of the ultimate parent of the surviving entity were directors of the Company prior to its organization.

During a disability, the Company will continue to pay to Mr. Michery his full amount of his then-current annual compensation for the one-year period next succeeding the date upon which such disability has been certified, as well as a prorated amount of any incentive compensation which would have been paid at the end of the year. Thereafter, if the disability continues, the agreement will terminate and all of Mr. Michery’s obligations will cease and Mr. Michery will be entitled to receive the benefits, if any, as may be provided by any insurance to which he may have become entitled as well as the acceleration of the exercise date of any incentive stock options granted prior to disability. A “disability” means a written determination by an independent physician mutually agreeable to the Company and Mr. Michery that he is physically or mentally unable to perform his duties of CEO under the agreement and that such disability can reasonably be expected to continue for a period of six consecutive months or for shorter periods aggregating 180 days in any 12-month period.

The agreement contains non-competition and non-solicitation covenants. For one year after voluntary separation from the Company, Mr. Michery cannot engage in competitive business activity within the Company territory; prevents him from participating in any transaction that occurred within 24-month period preceding from incident in questions; and prevents him from contacting employees for any business and employment opportunities.

Chief Financial Officer

On September 19, 2022, the Company entered into an employment agreement with Jonathan New. After the changes effectuated on 10/2/2023, he receives an annual salary of $500,000 and 1 share of common stock per year (giving effect to the Company’s reverse stock splits). If Mr. New is terminated for any reason other than due to negligence, failure to deliver services or perform at the level hired or for any other just cause, he is entitled to a payment of $200,000, paid in the Company’s usual payroll cycle.

Chief Accounting officer

In March 2023, the Company entered into an employment agreement with Chester Bragado. Starting from 11/27/2023, he receives an annual salary of $400,000 and 1 share of common stock per year (giving effect to the Company’s reverse stock splits). If Mr. Bragado is terminated for any reason other than due to negligence, failure to deliver services or perform at the level hired or for any other just cause, he is entitled to a payment of six monthly salaries, paid in the Company’s usual payroll cycle.

Consulting Agreements

William Miltner

William Miltner is a litigation attorney who provides legal services to Mullen Automotive and its subsidiaries. Mr. Miltner is also an elected Director for the Company, beginning his term in August 2021. For the fiscal year ending September 30, 2024, Mr. Miltner received $1,180,733 for services rendered. Mr. Miltner has been providing legal services to us since 2020.

Mary Winter

On October 26, 2021, the Company entered into a consulting agreement with Mary Winter, Corporate Secretary and Director, to compensate for corporate secretary services and director responsibilities for the period from October 1, 2021, to September 30, 2024, in the amount of $60,000 annually or $5,000 per month. For the fiscal year ending September 30, 2024, Ms. Winter has received $60,000 in consulting payments.

Change of Control Agreements - CEO and Non-Employee Directors

On August 11, 2023, the Company entered into Change in Control Agreements with each non-employee director (John Andersen, Mark Betor, William Miltner, Ignacio Novoa, and Kent Puckett) and David Michery, its Chief Executive Officer. Pursuant to the Change in Control Agreements with each non-employee director, upon a change in control of the Company, any unvested equity compensation will immediately vest in full and such non-employee director will receive $5 million. Pursuant to the Change in Control Agreement with Mr. Michery, upon a change in control of the Company, any unvested equity compensation will immediately vest in full and Mr. Michery will receive an aggregate percentage of the transaction proceeds as follows: 10% of the transaction proceeds that are up to and including $1 billion; plus an additional 5% of transaction proceeds that are more than $1 billion and up to $1.5 billion; and an additional 5% of transaction proceeds that are more than $1.5 billion. A change in control, as defined in the agreements occurs upon (i) any person becoming the beneficial owner of 50% or more of the total voting power of the Company’s then outstanding voting securities, (ii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the Change in Control Agreements), or (iii) the consummation of a merger or consolidation of the Company (except when the total voting power of the Company continues to represent at least 50% of the surviving entity), any liquidation, or the sale or disposition by the Company of all or substantially all of its assets.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of September 30, 2024, including shares remaining under 2022 Equity Incentive Plan, as amended (the “2022 Plan”), designated for compensation to employees, directors and consultants., as well as shares reserved for compensation under PSA Agreements with the CEO. For information about the PSA Agreements, see section titled “CEO Performance Awards” in this proxy statement.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price per share of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	3,000	$486	20,910,183	(1)
Equity compensation plans not approved by stockholders	-	$-	-
Total	3,000	486	20,910,183

As of September 30, 2024, there was 20,449,704 shares of common stock remaining available for future issuance under the 2022 Plan. Shares reserved under the 2022 Plan are not subject to adjustment for any decrease or increase in the number shares of common stock resulting from a stock spilt, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other decrease in the number of such shares of common stock effected without receipt of consideration by the Company. Shares remaining available for future issuance under the PSA Agreements is based on remaining shares registered on Registration Statements on Form S-8; additional shares may be registered and issued pursuant to the terms of such agreements.

Insider Trading, Anti-Hedging and Anti-Pledging Policy

Our insider trading policy limits the timing and types of transactions in our securities by our insiders, including our NEOs. Among other restrictions, the policy:

●	Allows insiders to trade our securities only during open trading window periods (following earnings releases) or, in the case of our NEOs, pursuant to a written trading plan adopted under SEC Rule 10b5-1, and only after they have obtained pre-clearance for such transactions or plan; and

●	Prohibits insiders from trading in options, entering into transactions in options, warrants, puts or calls and/or any other derivative or hedging transactions on our.

Additionally, our insider trading policy prohibits our insiders from holding our securities in margin accounts or pledging our securities as collateral for a loan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Directors

William Miltner is a litigation attorney who provides legal services to Mullen Automotive and its subsidiaries. Mr. Miltner is also an elected Director for the Company, beginning his term in August 2021. For the fiscal year ending September 30, 2024, Mr. Miltner received $1,180,733 for services rendered. Mr. Miltner has been providing legal services to us since 2020.

On October 26, 2021, the Company entered into a consulting agreement with Mary Winter, Corporate Secretary and Director, to compensate for corporate secretary services and director responsibilities for the period from October 1, 2021, to September 30, 2024, in the amount of $60,000 annually or $5,000 per month. For the fiscal year ending September 30, 2024, Ms. Winter has received $60,000 in consulting payments.

Transition Services Agreement with MTI

Prior to its spinoff as a separate entity and the closing of the Merger on November 5, 2021, the Company operated as a division of Mullen Technology, Inc. (MTI), an entity in which the Company’s CEO and Chairman of the Board of directors David Michery has a controlling financial interest and of which he was CEO and Chairman during the fiscal years ended September 30, 2023 and 2022.

Subsequent to the spinoff transaction and Merger on November 5, 2021, the Company, in accordance with Transition Services Agreement dated May 12, 2021 between the Company and MTI (the “TSA”), processed and disbursed payroll and related compensation benefits for 11 employees that provided services only to MTI and rent costs for facilities utilized by MTI pursuant to the TSA. The terms of the TSA require MTI to repay monthly the amounts advanced by the Company, with the lower of the prime rate plus 1% or the maximum rate under applicable law charged on the unpaid amounts. The terms of the TSA do not provide for any other payment processing service fee from MTI to the Company except the interest fee on overdue advance balances.

The Company incurred approximately $1.2 million and $0.9 million of disbursements on behalf of MTI during the years ended September 30, 2022 and 2023, respectively. No amounts have been collected for the funds advanced through September 30, 2023.

On March 31, 2023, the Company converted approximately $1.4 million of these advances to MTI to a note receivable from MTI. The note bears interest at 10% per year and matures on March 31, 2025 with a default rate of 15% per annum. By the end of the 2023 fiscal year, the note principal has been increased by additional $0.4 million. Remaining advances, note and interest receivable as at September 30 2023 and 2022 are presented within non-current assets of the consolidated balance sheets.

On January 16, 2024, the Company terminated the Transition Services Agreement between the Company and Mullen Technologies, Inc., and received payment in full settlement of all amounts outstanding (including outstanding notes receivable, advances and related interest) of approximately $2.7 million.

Similarly, during the fiscal year ended September 30, 2024, the Company paid $55 thousand for certain expenses of other companies under control of the Company’s CEO and $25 thousand was reimbursed by September 30, 2024.

MTI Business Acquisition

On July 18, 2024, the Company entered into an Asset Purchase Agreement with Mullen Technologies, Inc. (“MTI”), pursuant to which the Company assumed a lease for premises located in Oceanside, California and all equipment and inventory in the premises, as well as staffing and other infrastructure for vehicle sales and repairs for consideration of $1.4 million. The Company’s CEO has a controlling financial interest and is Chairman of MTI.

DRIVEiT

Some of the Company’s executive officers and directors also hold positions at DRIVEiT, a start-up enterprise in the business of operating electric vehicle superstores. At this time, it is planned for the Company to provide its portfolio of new commercial EVs to DRIVEiT as part of their offerings. David Michery, the Company’s Chairman Chief Executive Officer, President and Chairman, is also Chairman of the Board of Directors of DRIVEiT. Jonathan New, Chief Financial Officer, is also Chief Financial Officer of DRIVEiT. Kent Puckett, a director and chair of audit committee of Mullen, is also a director of DRIVEiT, and Ignacio Novoa and Mark Betor serve as directors for both companies. Makayla Brown is the Director of Operations for Mullen and serves as a director DRIVEiT. Related party transactions that present difficult conflicts of interest, could result in disadvantages to Mullen.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below contains information regarding the beneficial ownership of our common stock by (i) each person who is known to us to beneficially own more than 5% of our common stock, (ii) each of our directors and director-nominees, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group. The table below reflects the 1:25 reverse stock split that was effected on May 4, 2023, the 1:9 reverse stock split that was effected on August 11, 2023, the 1:100 reverse stock split that was effected on December 21, 2023, and the 1:100 reverse stock split that was effected on September 21, 2024, where each fractional share resulting from such reverse stock splits held by a stockholder was rounded up to the next whole share. Beneficial ownership is determined in accordance with SEC rules and regulations.

Each stockholder’s percentage of ownership in the following table is based upon, as applicable, the following shares outstanding as of the Record Date:

Class	Number of Shares	As converted to common stock	Votes/Share	Number of Votes
Common Stock	61,595,743	N/A	One/share	61,595,743
Series A Preferred Stock	648	4	One/share	648
Series B Preferred Stock	0	0	One/share on an as-converted to common basis	0
Series C Preferred Stock	458	1	One/share on an as-converted to common basis	1
Series D Preferred Stock	363,097	1	One/share, only protective voting	363,097
Series E Preferred Stock	0	0	One/share on an as-converted to common basis	0

Each share of Series A Preferred Stock is entitled to 1 vote per share. Each share of Series C Preferred Stock is entitled to one vote for each share of common stock into which such share of Series C Preferred Stock can then be converted. Each share of Series D Preferred Stock is entitled to one vote for each share. Holders of the Series D Preferred Stock have no voting rights except a majority of the outstanding Series D Preferred Stock, voting separately, is required for approval of the authorization or issuance of an equity security having a preference over the Series D Preferred Stock, amendment of the Company’s Certificate of Incorporation or bylaws that adversely affect the rights of the Series D Preferred Stock, merger or consolidation of the Company, or dissolution, liquidation or bankruptcy, as set forth in Section 8 of the Certificate of Designation for Series D Preferred Stock.

Under the terms of the Preferred Stock, notes and warrants, a holder may not convert or exercise, as applicable, the Preferred Stock or warrants into common stock to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 9.99%, as applicable, of our then outstanding common stock following such conversion or exercise, excluding for purposes of such determination common stock issuable upon conversion of other convertible securities which have not been converted or exercised. The number of shares in the table does not reflect this limitation.

To our knowledge, except as otherwise noted below and subject to applicable community property laws, each person or entity named in the following table has the sole voting and investment power with respect to all shares that he, she or it beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Mullen Automotive Inc. 1405 Pioneer Street, Brea, CA 92821.

	Common Stock(1)		Total Voting Power(2)
Name of Beneficial Owners	Shares	%	%
Named Executive Officers and Directors
David Michery	1,203,961	2.0%	2.0%
Jonathan New(3)	3,000	*	*
Chester Bragado	-	*	*
Mary Winter	163,001	*	*
Jonathan K. Andersen	175,163	*	*
Mark Betor	175,140	*	*
William Miltner	175,134	*	*
Ignacio Novoa	163,000	*	*
Kent Puckett	175,167	*	*
Directors and Executive Officers as a Group (11 Persons)(3)	2,233,566	*	*
5% Beneficial Owners:
Esousa Holdings, LLC(4)	21,875,811	9.9%	9.9%
JADR Capital 2 Pty Ltd(5)	14,857,106	9.9%	9.9%
Acuitas Capital LLC(6)	5,745,052	9.3%	9.3%

*	Less than 1%.

(1)	In computing the number of shares of common stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of common stock underlying notes, options, warrants or shares of Preferred Stock held by that person that are convertible or exercisable, as the case may be, within 60 days of the Record Date are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Percentage total voting power represents voting power with respect to all outstanding shares of common stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock; and excludes the Series D Preferred Stock, which is only entitled to limited voting rights. Percentage total voting power also excludes shares of common stock issuable upon exercise of warrants.
(3)	Includes options to purchase 3,000 shares of common stock.
(4)	Consists of (i) 6,093,961 shares of Common Stock, (ii) 11,537,895 shares of Common Stock issuable upon conversion of Notes, (iii) 4,243,955 shares of Common Stock issuable upon cash exercise of Warrants, and (iii) 1 share of Common Stock issuable upon conversion of 458 shares of Series C Preferred Stock held by Esousa Holdings, LLC, which may be deemed to be beneficially owned by Michael Wachs, who serves as the sole managing member for Esousa Holdings, LLC. The address for Esousa Holdings, LLC and Michael Wachs is 211 E 43rd St, 4th Fl, New York, NY 10017.
(5)	Consists of (i) 5,178,987 shares of Common Stock, (i) 5,524,215 shares of Common Stock issuable upon conversion of Notes, and (ii) 4,153,904 shares of Common Stock issuable upon cash exercise of Warrants, which may be deemed to be beneficially owned by Justin Davis-Rice, who serves as the Director of JADR Capital 2 Pty Ltd. The address for JADR Capital 2 Pty Ltd is Suite 61.06, 25 Martin Place, Sydney NSW 2000 Australia.
(6)	Shares of common stock may be deemed to be beneficially owned by Terren Peizer, who serves as the Chief Executive Officer of Acuitas Capital LLC. The address for Acuitas Capital, LLC is 200 Dorado Beach Drive #3831, Dorado, Puerto Rico 00646.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on the reports received by us and on the representations of the reporting persons, we believe each greater than ten percent holder complied with all applicable filing requirements during the fiscal year ended September 30, 2024, except for the following: Jonathan New, Kent Puckett and William Miltner each did not timely file one Form 4 reporting one transaction; David Michery, Mark Betor, and John Andersen each did not timely file one Form 4 reporting two transactions; Chester Bragado did not time file one Form 4 reporting three transactions; Ignacio Novoa did not timely file one Form 4 reporting three transactions; and Calin Popa and Mary Winter did not timely file two Form 4s reporting three transactions.

STOCKHOLDER PROPOSALS

Proposals to Be Included in Proxy Statement

If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2025 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than October 21, 2025 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for this year’s annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.

Proposals to Be Submitted for Annual Meeting

Stockholders who wish to submit a proposal for consideration at our 2026 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, must have given timely notice thereof in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days (December 11, 2025) nor more than 120 days (November 11, 2025) prior to the first anniversary of the preceding year’s annual meeting of stockholders. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be received by the Company not more than the 120th day prior to the date of the meeting and not later than (i) the 90th day prior to the date of the meeting or, (ii) if later, the 10th day following the day on which public announcement of the date of the meeting was made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.

Universal Proxy

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 10, 2026.

Mailing Instructions

In each case, proposals should be delivered to 1405 Pioneer Street, Brea, California 92821, Attention: Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By order of the Board of Directors

David Michery
Chief Executive Officer

Dated: February     , 2025

Brea, California

Appendix A

FORM OF

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of [●], 2025 (the “Execution Date”), between Mullen Automotive Inc., a Delaware corporation (the “Company”), and the investor listed on the Buyer Schedule attached hereto (the “Buyer”).

RECITALS

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. The Buyer wishes to purchase, and the Company wishes to sell, upon the terms and subject to the conditions stated in this Agreement, (i) an aggregate of $84,210,526.32 principal amount of 5% Original Issue Discount Secured Convertible Notes, in the form attached hereto as Exhibit A (each a “Convertible Note” and, collectively, the “Convertible Notes”) convertible into shares of Common Stock (the “Conversion Shares”), and (ii) warrants, in the form attached hereto as Exhibit B (each a “Warrant” and, collectively, the “Warrants”), to acquire shares of Common Stock pursuant to the terms set forth therein. “Warrant Shares” means all or a portion of the total number of shares of Common Stock issuable upon full exercise of the Warrants.

C. At the Closing (as defined below), the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF CONVERTIBLE NOTES AND WARRANTS.

(a) Convertible Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 0 below, the Company shall issue and sell to the Buyer, and the Buyer shall purchase from the Company on the applicable Closing Date (as defined below), Convertible Notes in an aggregate original principal amount as set forth on the Buyer Schedule, along with Warrants to initially acquire up to the aggregate number of Warrant Shares as set forth on the Buyer Schedule.

(b) Closings. On each of [●], [●], [●] and [●] (each a “Closing” and each such date of a Closing being, a “Closing Date”), the Company shall sell and issue to the Buyer, and the Buyer shall purchase from the Company, an aggregate of $21,052,631.58 principal amount of Convertible Notes and such number of Warrants as contemplated by this Agreement and as set forth on the Buyer Schedule as soon as practicable, but no later than the third (3rd) Business Day following the satisfaction or waiver of all of the closing conditions set forth in Sections 6 and 7 applicable to such Closing.

(c) Payment of Purchase Price; Delivery of Securities. On each Closing Date, the Buyer shall pay $20,000,000.00 (the “Purchase Price”) to the Company by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and the Company shall issue to the Buyer a Convertible Note with a principal amount equal to $21,052,631.58 and Warrants to acquire Warrant Shares in the amount as indicated on the Buyer Schedule, in all cases, duly executed on behalf of the Company and registered in the name of the Buyer or its designee.

(d) Adjustment of Purchase Price and Principal Amount. The Purchase Price paid by the Buyer on any respective Closing Date shall be reduced, on a dollar-for-dollar basis, by any and all capital raised by the Company from any third parties (i) with regard to the first Closing Date, [the $6.0 million raised by the Company pursuant to Secured Convertible Notes issued on January 23, 2025 pursuant to the Securities Purchase Agreement dated January 23, 2025 between the Company and the investors named therein (the “January 2025 Purchase Agreement”)], and following the Execution Date and prior to such first Closing Date and (ii) with regard to any other Closing Date, following the immediately prior Closing Date and prior to such applicable Closing Date. For any Closing on which the Purchase Price has been adjusted pursuant to this Section 1(d), the principal amount of any such Convertible Note and the number of Warrants to be sold and issued by the Company to the Buyer, and to be purchased from the Company by the Buyer, at such Closing shall also be appropriately adjusted.

(e) Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any Securities to the Buyer made under this Agreement or the other Transaction Documents (as defined below).

(f) Legal Expenses. The Company shall reimburse the Buyer’s reasonable and documented legal expenses, which expenses shall be paid out of the proceeds at each Closing.

(g) Commitment Fee. In consideration for the Buyer’s execution and delivery of this Agreement, the Company shall issue to the Buyer, as a commitment fee, that number of shares of Common Stock having an aggregate dollar value equal to $4,210,526.32 (5% of the aggregate original principal amount of the Convertible Notes) (the “Commitment Fee Shares”). The Commitment Fee Shares shall be priced at a 5% discount to the Closing Sale Price of the Common Stock on the first (1st) Business Day following the date on which the Registration Statement is declared effective. Within two (2) Business Days of the effectiveness of the Registration Statement, the Company shall deliver irrevocable instructions to its transfer agent to electronically transfer the Commitment Fee Shares to the Buyer or its designee(s). For the avoidance of doubt, in the event that this Agreement is terminated before the Registration Statement is declared effective for any reason, the Company shall nevertheless be obligated to effect the issuance of the Commitment Fee Shares in full immediately upon such termination. In the event that Stockholder Approval (as defined below) is required in order to issue the full amount of the Commitment Fee Shares hereunder, the Company shall promptly obtain such stockholder approval. In the event that the Company is unable to obtain such Stockholder approval within six (6) months from the date hereof or the Company fails to issue the Commitment Fee Shares when required to be issued then the Company shall be obligated to promptly pay cash to the Buyer in lieu of the value of Commitment Fee Shares not issued. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue the Commitment Fee Shares to Buyer to the extent (but only to the extent), after giving effect to such issuance of shares of Common Stock, the Buyer or any of its affiliates would beneficially own in excess of 9.9% of the number of shares of Common Stock then outstanding, as calculated in accordance with Section 13(d) of the 1934 Act (the “Maximum Percentage”). In such event, the Company shall deliver such remaining Commitment Fee Shares within one (1) day of its receipt of the Buyer’s notice to the Company that such issuance and delivery may occur without the Buyer’s ownership of Common Stock exceeding the Maximum Percentage.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company, on behalf of itself, that:

(a) Organization; Authority. The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. The Buyer (i) is acquiring, or will acquire, the Convertible Notes and Warrants, (ii) upon conversion of its Convertible Notes, will acquire the Conversion Shares issuable upon conversion thereof, and (iii) upon exercise of its Warrants will acquire the Warrant Shares issuable upon exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, the Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws.

(c) Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(e) Information. The Buyer and its advisors, if any, acknowledge that they have been furnished with or provided access via EDGAR to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as well as Registration Statements on Form S-1 or S-3 (including amendments thereto). The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Company concerning the offer and sale of the Securities and to obtain any additional information the Buyer has requested which is necessary to verify the accuracy of the information furnished to the Buyer concerning the Company and such offering. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Buyer acknowledges that the Buyer is basing its decision to invest in the Securities solely upon the information contained in the Transaction Documents, the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and any other SEC Documents, and its own due diligence and, except as specifically set forth in this Agreement, has not based its investment decision upon any representations made by any Person (as defined below).

(f) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) Transfer or Resale. The Buyer understands, that except as provided in the Registration Rights Agreement and Section 4(g) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, reasonably acceptable to the Company, to the Buyer, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (“Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined below) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h) Validity; Enforcement. The execution and delivery of the Transaction Documents and the consummation by the Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Buyer and no further consent or authorization of the Buyer or its members is required. Each Transaction Document has been duly executed by the Buyer and when delivered in accordance with terms hereof and thereof, constitutes the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Buyer to perform its obligations hereunder.

(j) Experience of Buyer. The Buyer has such knowledge, sophistication and experience in business and financial matter so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(k) Foreign Corrupt Practices. Neither the Buyer nor any of its subsidiaries or affiliates, nor, to the knowledge of the Buyer, any director, officer, agent, employee, member or other Person acting on behalf of the Buyer or any its subsidiaries or affiliates has, in the course of its actions for, or on behalf of, the Buyer or any of its subsidiaries or affiliates (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any foreign or domestic government official or employee.

(l) General Solicitation. The Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or advertisement.

(m) Patriot Act Representations.

(i) The Buyer represents that all evidence of identity provided is genuine and all related information furnished is accurate.

(ii) The Buyer hereby acknowledges that the Company seeks to comply with all applicable anti-money laundering laws and regulations. In furtherance of such efforts, the Buyer hereby represents and agrees that: (A) no part of the funds used by the Buyer to acquire the Securities have been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene federal, state, or international laws and regulations, including anti-money laundering laws and regulations; and (B) no payment to the Company by the Buyer shall cause the Company to be in violation of any applicable anti-money laundering laws and regulations including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Executive Order 13224 (2001) (the “Patriot Act”) issued by the President of the United States and the U.S. Department of the Treasury Office of Foreign Assets Control (“OFAC”) regulations.

(iii) The Buyer represents and warrants that the amounts to be paid by the Buyer to the Company will not be directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. The Buyer represents and warrants that, to the best of its knowledge, none of: (A) the Buyer; (B) any Person controlling or controlled by the Buyer; or (C) any Person having a beneficial interest in the Buyer is (I) a country, territory, individual or entity named on a list maintained by OFAC, (II) a Person prohibited under the OFAC Programs, (III) a senior foreign political figure,1 or any immediate family member2 or close associate3 of a senior foreign political figure as such terms are defined in the footnotes below or (IV) a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. §5311 et seq.), as amended (the “Bank Secrecy Act”) and the regulations promulgated thereunder by the U.S. Department of the Treasury.

(iv) The Buyer further represents and warrants that the Buyer: (A) has conducted thorough due diligence with respect to all of its beneficial owners, (B) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (C) will retain evidence of any such identities, any such source of funds and any such due diligence.

(v) Neither the Buyer nor any Person directly or indirectly controlling, controlled by or under common control with the Buyer is a person identified as a terrorist organization on any relevant lists maintained by governmental authorities.

1	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
2	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
3	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(vi) The Buyer agrees to provide the Company all information that may be reasonably requested to comply with applicable laws and regulations of any applicable jurisdiction, or to respond to requests for information concerning the identity of the Buyer from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information. The Buyer agrees to notify the Company promptly if there is any change with respect to the representations and warranties provided herein. The Buyer consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of any information about the Buyer or its constituents as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyer the matters set forth in this Section 3. These representations and warranties are current as of the date of this Agreement, except to the extent that a representation or warranty expressly states that such representation or warranty is current only as of an earlier date. If any information is so reflected as of an earlier date, there have been no material changes since such date to the date hereof.

(a) Organization and Qualification. Each of the Company and each of its subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes and the issuance of the Warrants and the reservation for issuance and issuance of the Conversion Shares upon conversion of the Convertible Notes and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been (i) duly authorized by the Company’s board of directors and (ii) no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governing body of the Company (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies, the filing of required notices and/or applications to the Principal Market for the issuance and sale of the Securities, the filings required by Section 4(h) of this Agreement. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c) Issuance of Securities. The issuance of the Securities is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens, charges and other encumbrances with respect to the issue thereof. As of each Closing, the Company shall have reserved from its duly authorized capital stock not less than the sum of (i) 250% of the maximum number of Conversion Shares issuable upon conversion of the Convertible Notes (without taking into account any limitations on the conversion of the Convertible Notes set forth therein) and (ii) 250% of the maximum number of Warrant Shares issuable upon cash exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein). The issuance of the Convertible Notes and Warrants is duly authorized, and upon the due execution, issuance and delivery, the Convertible Notes and Warrants will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms. The issuance of the Conversion Shares is duly authorized, and upon issuance in accordance with the Convertible Notes, the Conversion Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance of the Warrant Shares is duly authorized, and upon issuance in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act. Upon issuance in accordance with the terms of the Transaction Documents, Buyer will have good and marketable title to the Securities.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes, the Conversion Shares, the Warrants and the Warrant Shares and the reservation for issuance of the Conversion Shares and the Warrant Shares), subject to the Required Approvals [and except for the Securities Purchase Agreement, dated May 14, 2024, and the Additional Investment Rights Agreements, dated December 12, 2024 and December 31, 2024, between the Company and the buyers named therein (collectively, the “May 2024 Purchase Agreement”),] will not (i) result in a violation of the Certificate of Incorporation of the Company or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws or operating agreements of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(e) Consents. Neither the Company nor any subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and other filings as may be required by any state securities agencies, the filing of required notice and/or application to the Principal Market for the issuance and sale of the Securities, [any consent required pursuant to the May 2024 Securities Purchase Agreement,] the Stockholder Approval and the filings required by Section 4(h) of this Agreement (collectively, the “Required Approvals”)), in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof, other than have already been waived in connection herewith. All consents, authorizations, orders, filings and registrations that the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date, and the Company is not aware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to suspension of the Common Stock in the foreseeable future. The Company has obtained approval of the Principal Market for listing or trading of Registrable Securities that constitute Common Stock.

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Buyer is not (i) an officer or director of the Company, (ii) an affiliate (as defined in Rule 405 of the 1933 Act) of the Company (an “Affiliate”) or (iii) to its knowledge, a “beneficial owner” (as defined for purposes of Rule 13d-3 of the 1934 Act) of more than 10% of the Common Stock. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company or any of its subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g) No General Solicitation; Placement Agent’s Fees. None of the Company, any of its Affiliates, or any Person acting on behalf of the Company or any of its Affiliates, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any of its placement agent’s fees, financial advisory fees, or brokers’ commissions, relating to or arising out of the transactions contemplated hereby.

(h) No Integrated Offering. None of the Company, any of its Affiliates, or, to the knowledge of the Company, any Person acting on behalf of the Company or any of its Affiliates has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, any of its Affiliates, or, to the knowledge of the Company, any Person acting on behalf of the Company or any of its Affiliates will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares may increase in certain circumstances. The Company further acknowledges that, except to the extent an issuance would exceed the beneficial ownership limitation contained in the Transaction Documents, its obligation to issue the Conversion Shares upon conversion of the Convertible Notes and the Warrant Shares upon exercise of the Warrants in accordance therewith and with this Agreement is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(j) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation or other organizational documents of the Company or any of its Affiliates or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company or any of its Affiliates.

(k) SEC Documents; Financial Statements. Except as disclosed in the SEC Documents, since December 31, 2022, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing, as well as all registration statements under the 1933 Act, and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude the footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(l) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), or condition (financial or otherwise) of the Company and its subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up. Neither the Company nor any of its subsidiaries has any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below). The Company has not engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s remaining assets constitute unreasonably small capital.

(m) No Undisclosed Events, Liabilities, Developments or Circumstances. Except as disclosed in the SEC Documents, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to occur or exist with respect to the Company or any of its subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that would have a Material Adverse Effect on the Company.

(n) Conduct of Business; Regulatory Permits. Neither the Company nor any of its subsidiaries is in violation of any term of or in default under its organizational documents including its Certificate of Incorporation, any other organizational charter, any certificate of designation, preferences or rights of any outstanding series of preferred stock of the Company or any of its subsidiaries, respectively. Neither the Company nor any of its subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its subsidiaries, and the Company will not conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and, except for potential failure to comply with Nasdaq Listing Rule 5810(c)(3)(A) regarding failure to meet the continued listing requirement for minimum bid price, has no knowledge of any facts or circumstances that could reasonably lead to suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2023, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as disclosed in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension of the Common Stock from the Principal Market. The Company and each of its subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o) Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries nor to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its subsidiaries (as applicable) has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p) Sarbanes-Oxley Act. Except as set forth in the SEC Documents, the Company and each of its subsidiaries is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder.

(q) Transactions With Affiliates. Except as disclosed in the SEC Documents, none of the officers, directors, employees or Affiliates of the Company is presently a party to any transaction with the Company (other than for ordinary course services as employees, officers or directors and immaterial transactions), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or Affiliate or, to the knowledge of the Company, any corporation, partnership, trust or other Person in which any such officer, director, employee or Affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

(r) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists solely of 5,000,000,000 shares of Common Stock, of which [___________] are issued and outstanding and [_________] are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Convertible Notes and Warrants) and/or an Approved Share Plan. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued, fully paid and non-assessable. Except as disclosed in the SEC Documents: (i) to the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% shareholder for purposes of federal securities laws); (ii) the Company’s capital stock is not subject to preemptive rights or any other similar rights or any Liens; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional capital stock or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries, respectively (other than as may be issued from time to time under any equity incentive plan maintained); (iv) except for the Convertible Note, there are no outstanding debt securities, convertible notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound; (v) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its subsidiaries; (vi) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except as provided in the Registration Rights Agreement); (vii) there are no outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (viii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (ix) neither the Company nor any of its subsidiaries has stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The SEC Documents contain true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date, and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof.

(s) Indebtedness and Other Contracts. Except as disclosed in the SEC Documents, each of the Company and its subsidiaries (i) does not have any material outstanding Indebtedness, Indebtedness secured by any Lien on any assets of the Company or any of its Subsidiaries or other material debt obligations, except for the Convertible Notes, (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is not in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, and (iv) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. The Company has no current intention or expectation to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction.

(t) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, the Common Stock or any of the Company’s or its subsidiaries’ executive officers or directors which would be reasonably likely to adversely affect the transactions contemplated by this Agreement or would require disclosure in the SEC Documents. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its subsidiaries or any current or former director or officer of the Company or any of its subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act.

(u) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. The Company has no reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v) Employee Relations. Neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement nor does it employ any member of a union. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its subsidiaries has notified the Company or any such subsidiary that such officer intends to leave the Company or any such subsidiary or otherwise terminate such officer’s employment with the Company or any such subsidiary. To the knowledge of the Company, no executive officer or other key employee of the Company or any of its subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w) Title. The Company and its subsidiaries have good and marketable title to (i) all real property owned by it and (ii) all personal property, owned by them which is material to the business of the Company and its subsidiaries, in each case, free and clear of all Liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its subsidiaries. Any real property and facilities held under lease by the Company and any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its subsidiaries.

(x) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. Except as disclosed in the SEC Documents, none of the Company’s or its subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, which could reasonably be expected to result in a Material Adverse Effect. The Company has no knowledge of any material infringement by the Company or any of its subsidiaries of Intellectual Property Rights of others, except as disclosed in the SEC Documents. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its subsidiaries, being threatened, against the Company or any of its subsidiaries regarding their Intellectual Property Rights and which would reasonably be expected to have a Material Adverse Effect, except as disclosed in the SEC Documents. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to materially affect the value of their respective Intellectual Property Rights.

(y) Environmental Laws. The Company and its subsidiaries (i) are in compliance with all Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(z) Subsidiary Rights. The Company or one of its subsidiaries has unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its subsidiaries as owned by the Company or such subsidiary.

(aa) Tax Status. Each of the Company and its subsidiaries (i) has timely made or filed all material foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply and except in each case where the failure to file, pay or set aside could not be reasonably expected to have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed in writing to be due by the taxing authority of any jurisdiction to which Company and its subsidiaries are subject. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(bb) Internal Accounting and Disclosure Controls. Except as disclosed in the SEC Documents, the Company and each of its subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as disclosed in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as disclosed in the SEC Documents, neither the Company nor any of its subsidiaries has received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its subsidiaries. There are no material disagreements presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company.

(cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Documents and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee) Manipulation of Price. The Company has not, and, to the knowledge of the Company, no Person acting on its behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(ff) U.S. Real Property Holding Corporation. Neither the Company nor any of its subsidiaries is or has ever been, and so long as any of the Securities are held by the Buyer, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each subsidiary shall so certify upon the Buyer’s request.

(gg) No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(hh) Transfer Taxes. On the Closing Date, all stock transfer or other similar taxes (other than income or similar taxes) which are required by law to be paid in connection with the issuance, sale and transfer of the Securities to be sold to Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes directly in relation to such stock transfer will be or will have been complied with.

(ii) [Reserved].

(jj) Fixtures and Equipment. Each of the Company and its subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Encumbrances except for (i) Liens for current taxes not yet due and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(kk) Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its executive officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its subsidiaries or any other business entity or enterprise with which the Company or any of its subsidiaries is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its subsidiaries.

(ll) Money Laundering. The Company and its subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(mm) Registration Rights. Except as disclosed in the SEC Documents, no holder of securities of the Company (other than Buyer) has rights to the registration of any securities of the Company because of the filing of the Registration Statement or the issuance of the Securities hereunder that could expose the Company to material liability or the Buyer to any liability or that could impair the Company’s ability to consummate the issuance and sale of the Securities in the manner, and at the times, contemplated hereby, which rights have not been waived by the holder thereof as of the date hereof.

(nn) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyer regarding the Company, its subsidiaries, their respective businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or their respective businesses, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Buyer makes no and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.	COVENANTS.

(a) Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to the Buyer promptly after filing. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide confirmation of any such action, if applicable, so taken to the Buyer on or prior to such Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

(b) Reporting Status. Until the date on which the Buyer shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(c) Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for general corporate purposes (which for the avoidance of doubt may include acquisitions, in the Company’s discretion), including working capital.

(d) Financial Information. The Company agrees to send the following to the Buyer during the Reporting Period unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, any interim reports or any consolidated balance sheets, income statements, shareholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company and (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

(e) Listing. The Company shall use its commercially reasonable efforts to promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities consisting of Common Stock upon each trading market and national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) so that all such Registrable Securities consisting of Common Stock may be traded on the foregoing, subject to official notice of issuance, but in no event later than the Closing Date, and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall use its commercially reasonable efforts to maintain the Common Stock listing or designation for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market or the Nasdaq Global Market (each, an “Eligible Market”). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

(f) Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC fees or broker’s commissions, relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyer.

(g) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by the Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Buyer effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. At the Buyer’s expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Buyer provided that the Company shall be under no obligation to deliver any legal opinion required in connection therewith unless required by the Company’s transfer agent to be issued by the Company’s legal counsel.

(h) Disclosure of Transactions and Other Material Information. The Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement and the form of each of the Warrants) (including all attachments, the “Form 8-K Filing”). From and after the date of the Form 8 K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Buyer by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its officers, directors, employees and agents not to, provide the Buyer with any material, non-public information regarding the Company from and after the date of the Form 8 K Filing without the express prior written consent of the Buyer. Subject to the foregoing, neither the Company nor the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Form 8 K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Buyer, the Company shall not (and shall cause each of its affiliates to not) disclose the name of the Buyer in any filing (other than the Form 8 K Filing or any filing that incorporates language from the Form 8 K Filing and other than the Registration Statement and other than as required by applicable law or rules and regulations), announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Buyer has not had, and the Buyer shall not have (unless expressly agreed to by the Buyer after the date hereof in a written definitive and binding agreement executed by the Company and the Buyer), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any information regarding the Company or any of its subsidiaries (as applicable) that the Buyer receives from the Company, any of its subsidiaries or any of its or its officers, directors, employees, shareholders or agents.

(i) Additional Registration Statements. Except with respect to registration statements registering shares of Common Stock by the Company issuable upon conversion or exercise of Convertible Securities issued pursuant to the May 2024 Purchase Agreement and the January 2025 Purchase Agreement, until the Applicable Date (as defined below), the Company shall not file a registration statement under the 1933 Act relating to securities that are not the Registrable Securities. “Applicable Date” means the 30th day anniversary of the first date on which the resale by the Buyer of all Registrable Securities is covered by one or more effective Registration Statements (as defined in the Registration Rights Agreement) (and each prospectus contained therein is available for use on such date). Notwithstanding the foregoing, this Section 4(i) shall be of no further force or effect in the event that the failure to register the Registrable Securities is primarily due to information related to the Buyer and/or actions or events within the reasonable control of the Buyer.

(j) Additional Issuance of Securities. The Company agrees that during the Restricted Period, the Company shall not directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, debt (with or related to equity), any preferred stock or any purchase rights) (“Additional Issuance”). Notwithstanding the foregoing, this Section 4(j) shall not apply in respect of the following: (i) issuances pursuant to acquisitions, joint ventures, license arrangements, leasing arrangements and similar transaction arrangements; (ii) an issuance of shares of Common Stock issued upon the conversion or exercise of Convertible Securities issued prior to the date hereof or Convertible Securities that may be issued pursuant to an agreement in effect as of the date hereof; provided that definitive terms of such Convertible Securities (whether such Convertible Securities have been issued or will be issued) have been disclosed in the SEC Documents; and, provided further that the conversion or exercise (as the case may be) of any such Convertible Security is made solely pursuant to the conversion or exercise (as the case may be) provisions of such Convertible Security that were in effect (or disclosed in the SEC Documents) on the date immediately prior to the date of this Agreement, the conversion or exercise price of any such Convertible Securities is not lowered, none of such Convertible Securities are (nor is any provision of any such Convertible Securities) amended or waived in any manner (whether by the Company or the holder thereof) to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities are otherwise materially changed or waived (whether by the Company or the holder thereof) in any manner that adversely affects the Buyer; (iii) the issuance of securities to employees, directors and other third parties under an Approved Share Plan; provided that provisions of such Approved Share Plan that were in effect on the date immediately prior to the date of this Agreement, remain in effect without amendment in any manner that adversely affects the Buyer, including any amendment to increase the number of shares issuable thereunder, except for the proposal included in the Company’s preliminary proxy statement filed with the SEC on December 30, 2024 for the annual stockholder meeting to increase the number of shares issuable under to the 2022 Equity Incentive Plan, as amended, and (iv) the issuance of the Convertible Notes, the Conversion Shares, the Warrants and the Warrant Shares. Furthermore, beginning on the date hereof and ending on the last Closing Date of January 2, 2026 for the purchase and sale of Convertible Notes and Warrants pursuant to Section 1(b), the Company shall not issue and sell shares of Common Stock pursuant to the Common Stock Purchase Agreement dated May 21, 2024, between the Company and the Buyer.

(k) Additional Investment. Beginning on the date hereof and ending on the one (1) year anniversary from the later of (i) the date a Registration Statement covering all Registrable Securities is declared effective or (ii) the date the Company has obtained Stockholder Approval, the Buyer shall have the right, but not the obligation, at any time from time to time, in its sole and absolute discretion to purchase from the Company additional Convertible Notes (the “Additional Notes”) in an amount equal to $80,000,000 (or $84,210,526.32 principal amount of Convertible Notes) on the same terms and conditions as applicable to the purchase and sale of the Convertible Notes (each an “Additional Purchase” and collectively “Additional Purchases”). The Buyer may exercise such right by the delivery of written notice to the Company, which notice shall include a statement that such Buyer is exercising its right to cause the Additional Purchases, the principal amount of Convertible Notes to be purchased by such Buyer, and the date on which such purchase and sale shall occur (“Additional Purchase Closing”), which Additional Purchase Closing shall occur within one (1) Trading Day following receipt of such notice by the Company, or such other date mutually agreed upon by the Buyer and the Company. The terms and conditions of any Additional Purchase shall be identical to the terms and conditions set forth in this Agreement applicable to the sale of the Convertible Notes; provided that the Maturity Date (as defined in the Convertible Notes) of the Convertible Notes shall be four (4) months from the issuance date of such Additional Notes. Further, upon each Additional Purchase, the Buyer shall receive its proportional amount of warrants identical to the terms and conditions set forth in this Agreement (the “Additional Warrants”) provided that the Expiration Date (as defined in the Warrants) of the Additional Warrants shall be the fifth (5th) anniversary from the issuance date of such Additional Warrants. If the Buyer elects to execute an Additional Purchase pursuant to this Section 4(k), the Company agrees and covenants that the restrictions applicable to Additional Registration Statements provided in Section 4(i) and Additional Issuances provided in Section 4(j) shall apply following the date on which the Additional Notes and Additional Warrants are delivered but only if the aggregate purchase price for such Additional Purchase is $5,000,000 or more.

(l) Reservation of Shares. As long as any of the Convertible Notes and Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, no less than 250% of the shares of Common Stock issuable upon conversion of the Convertible Notes (Convertible Notes are exercisable in full and without regard to any limitations on the exercise of the Convertible Notes set forth therein) or exercise of the Warrants (Warrants are exercisable in full and without regard to any limitations on the exercise of the Warrants set forth therein).

(m) Conduct of Business. The business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(n) Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(o) Corporate Existence. So long as the Buyer owns any Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(p) Due Diligence. The Buyer shall have the right, from time to time as the Buyer may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours and subject to reasonable prior notice to the Company. The Company and its officers and employees shall provide information (“Confidential Information”) and reasonably cooperate with the Buyer in connection with the Buyer’s due diligence; provided, however, that at no time is the Company required or permitted to disclose material nonpublic information to the Buyer or breach any obligation of confidentiality or non-disclosure to a third party or make any disclosure that could cause a waiver of attorney-client privilege. Except as may be required by law, court order or governmental authority, each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information of such other party for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. In the event a party is required by law, court order or governmental authority to disclose the Confidential Information of the other party, such party shall give the other party written notice of the information to be disclosed as far in advance of its disclosure as practicable and shall reasonably cooperate with the other party’s efforts, and use its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such information. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party.

(q) The Company shall take all action necessary in accordance with applicable Law, its organizational documents and the rules of the Principal Exchange to establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholder Meeting”) as promptly as reasonably practicable for the purpose of obtaining the approval of its stockholders for the issuance of Common Stock pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Principal Market (“Stockholder Approval”). The Company shall, in consultation with the Buyer, prepare and file with the SEC as promptly as practicable, and in any event within five (5) Business Days after the Execution Date, a preliminary version of the Proxy Statement to be sent to Company’s stockholders in connection with the stockholder meeting. If, prior to the expiration of the ten (10) day waiting period provided in Rule 14a-6 under the 1934 Act, the Company does not receive either (i) comments from the SEC on the preliminary Proxy Statement or (ii) notice from the SEC that it will review the preliminary Proxy Statement, then the Company shall file definitive proxy materials (including the definitive Proxy Statement) with the SEC and cause the definitive Proxy Statement to be mailed to the Company’s stockholders as soon as reasonably practicable, and in any event not later than two (2) Business Days after the expiration of such waiting period. the Company shall use commercially reasonable efforts to resolve all SEC comments, if any, with respect to the Proxy Statement as promptly as practicable after receipt thereof. Promptly following confirmation by the SEC that the SEC has no further comments, the Company shall cause the definitive Proxy Statement to be filed with the SEC and mailed to the Company’s stockholders. The Company shall be responsible for 100% of the fees, costs and expenses associated with the preparation, filing and mailing of the Proxy Statement. The Company shall use its reasonable best efforts to solicit proxies to obtain the Stockholder Approval.

(r) Cash Burn. Beginning [●], the Company shall take all action necessary to maintain, as of the last day of each calendar quarter and on a rolling two-quarter basis, a Cash Burn of no more than $20.0 million per quarter. The Company agrees to provide Holder, or its designee, all information that may be reasonably requested to confirm the Company’s Cash Burn on a monthly basis; provided, that such information shall be considered Confidential Information. As used herein, “Cash Burn” means prior period unrestricted cash and cash equivalents minus current period unrestricted cash and cash equivalents plus any new debt or equity financing during the period but excluding up to $5 million with respect to outstanding payables settled with shares pursuant to Section 3(a)(10) of the 1933 Act and amounts paid for the settlement of any purported class action legal matter that is currently existing as of the date hereof.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Convertible Notes and the Warrants have been issued (including the name and address of each transferee) reflecting the principal amount of the Convertible Notes and the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection by the Buyer or its legal representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent in a form acceptable to the Buyer to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by the Buyer to the Company, and confirmed by the Company, upon the conversion of the Convertible Notes or the exercise of the Warrants (as the case may be). The Company represents and warrants that no instruction other than such irrevocable transfer agent instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If the Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the

Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144 or another exemption from registration, the transfer agent shall issue such shares to the Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that the Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the irrevocable transfer agent instructions to the Company’s transfer agent on the Effective Date (as defined in the Registration Rights Agreement). Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c) Legends. The Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Shares and Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE]/[EXERCISABLE] HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act (provided that the Buyer provides the Company with any certificates from the Buyer or its broker reasonably required by the Company’s transfer agent), (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company) or a registration statement, (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 without current public information being available and without volume and manner of sale limitations (provided that the Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144, which shall not include an opinion of counsel, but which may include any certificates from the Buyer or its broker reasonably required by the Company’s transfer agent), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Buyer provides the Company with an opinion of counsel to the Buyer from reputable counsel to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Trading Day following the delivery by the Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Buyer as may be required above in this Section 5(d), as directed by the Buyer, credit the aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system (the date by which such credit is so required to be made to the balance account of the Buyer’s or Buyer’s nominee with DTC is referred to herein as the “Required Delivery Date”).

(e) Failure to Timely Deliver; Buy-In. If the Company fails to issue and credit the balance account of the Buyer’s or Buyer’s nominee with DTC for such number of Securities so delivered to the Company by the Required Delivery Date, then, in addition to all other remedies available to the Buyer, at the sole discretion of the Buyer, the Company shall:

(i) pay in cash to the Buyer on each Trading Day after the Required Delivery Date that the issuance or credit of such shares is not timely effected an amount equal to 1% of the product of (A) the number of shares of Common Stock not so delivered or credited (as the case may be) to the Buyer or Buyer’s nominee multiplied by (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Required Delivery Date; or

(ii) if on or after the Required Delivery Date, the Buyer (or any other Person in respect, or on behalf, of the Buyer) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Buyer of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock (the “Replacement Shares”) equal to all or any portion of the number of shares of Common Stock, that the Buyer so anticipated receiving from the Company without any restrictive legend, then, within one (1) Trading Day after the Buyer’s request and in the Buyer’s sole discretion, either (A) pay cash to the Buyer in an amount equal to the Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Replacement Shares so purchased (the “Buy-In

Price”), at which point the Company’s obligation to so credit the Buyer’s balance account shall terminate and such shares shall be cancelled, or (B) promptly honor its obligation to so credit the Buyer’s DTC account representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to the Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (1) such number of shares of Common Stock that the Company was required to deliver to the Buyer by the Required Delivery Date multiplied by (2) the lowest Closing Sale Price (as defined in the Warrants) of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Buyer to the Company of the applicable Replacement Shares (as the case may be) and ending on the date of such delivery and payment under this clause (B).

(f) Manner of Sale. The Buyer agrees with the Company that it will sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5 is predicated upon the Company’s reliance upon this understanding.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a) The obligation of the Company hereunder to issue and sell the Convertible Notes and the related Warrants to the Buyer at the applicable Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(i) The Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii) The Buyer shall have delivered to the Company the Purchase Price for the Convertible Notes and Warrants being purchased by the Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company; less any amount for Buyer’s reasonable and documented legal expenses, which shall be paid directly to Buyer’s legal counsel pursuant to Section 1(e).

(iii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

7.	CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE.

(a) The obligation of the Buyer hereunder to purchase its Convertible Notes and related Warrants at the Closing is subject to the satisfaction, at or before each applicable Closing Date and in respect of each such Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed and delivered to the Buyer each of the Transaction Documents to which the Company is a party and the Company shall have duly executed and delivered to the Buyer the Convertible Notes and Warrants as is set forth on the applicable Buyer Schedule and the Company shall have complied in all material respects with all obligations under this Agreement and the other Transaction Documents, including, without limitation, the Convertible Notes and the Warrants.

(ii) Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, (i) to the foregoing effect and (ii) verifying the accuracy of Section 7(a)(viii) herein.

(iii) The Common Stock (A) shall be designated for quotation on the Principal Market; (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market; and (C) the Company is in compliance with all requirements in order to maintain quotation on the Principal Market (including reporting requirements under the 1934 Act).

(iv) All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the 1934 Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the 1934 Act, shall have been filed with the SEC under the 1934 Act.

(v) The Company shall have obtained the Stockholder Approval.

(vi) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market.

(vii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents, and no actions, suits or proceedings shall be pending by any governmental authority that seeks to enjoin, prohibit or otherwise adversely affect any of the transactions contemplated by the Transaction Documents.

(viii) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect and the Company has not filed for nor is it subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company.

(ix) The Company shall have delivered to the Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement reasonably required to consummate the transactions contemplated hereby.

(x) The Company shall have registered for resale all Registrable Securities issuable upon conversion of all Convertible Notes and exercise of all Warrants issued to the Buyer in connection with all prior Closings as contemplated by this Agreement and the registration statement(s) covering such securities shall have been declared effective.

(xi) The Company shall have registered for resale all shares of Common Stock previously issued by the Company to the Buyer pursuant to the May 2024 Purchase Agreement and any other agreements between the Company and the Buyer and the registration statement(s) covering such securities shall have been declared effective.

(xii) Beginning [●], the Company shall have reduced its Cash Burn to $20 million per quarter, shall have publicly announced its reduced Cash Burn, any material non-public information provided to Buyer regrading the reduction in Cash Burn, specifically any actions taken with regard to cutting Cash Burn, and such reduced Cash Burn has been reflected in the financial statements filed in its SEC Documents; provided; however, that this subsection (xii) will not apply for the first Closing Date.

(xiii) No Event of Default (as defined in the Convertible Notes) has occurred and is continuing.

8.	TERMINATION.

In the event that any condition in Section 7 has not been met or a Closing has not occurred for a period of (1) one month or longer, then the Buyer shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such date without liability to any other party; provided, however, that the right to terminate this Agreement under this Section 8 shall not be available to the Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Buyer’s breach of this Agreement. Notwithstanding anything to the contrary above, nothing contained in this Section 8 shall be deemed to release any party hereto from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party hereto to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	CERTAIN DEFINITIONS

(a) 1934 Act. The “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b) Approved Share Plan. “Approved Share Plan” means any employee benefit plan or other compensatory contract, agreement or other arrangement (including an arrangement with a single officer or director) which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase shares of Common Stock may be issued to any employee, officer, director or consultant for services provided or to be provided to the Company in their capacity as such.

(c) Business Day. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(d) Closing Sale Price. “Closing Sale Price” shall mean for any security as of any date, the last closing trade price for such security on the principal securities exchange or trading market where such security is listed or traded, as reported by Bloomberg, L.P. (“Bloomberg”), or if the foregoing does not apply, the average of the bid prices of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(e) Common Stock. “Common Stock” means the common stock, par value $0.001 per share, of the Company and any other shares issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

(f) Contingent Obligation. “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(g) Convertible Securities. “Convertible Securities” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, shares of Common Stock).

(h) Environmental Laws. “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(i) Exchange Cap. “Exchange Cap” means [_____] shares of Common Stock, which is such number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the Execution Date.

(j) Indebtedness. “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the purchase price of property or assets, including indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), other than trade payables entered into in the ordinary course of business, (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, (E) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (F) all indebtedness referred to in clauses (A) through (E) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any material property or assets (including accounts and contract rights) owned by such Person, even though the Person has not assumed or become liable for the payment of such indebtedness, and (G) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (F) above.

(k) Insolvent. “Insolvent” means the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness.

(l) Lien. “Lien” means any lien, mortgage, pledge, encumbrance, charge, security interest, adverse claim, liability, interest, charge, preference, priority, proxy, transfer restriction (other than restrictions under the 1933 Act and state securities laws), encroachment, tax, order, community property interest, equitable interest, option, warrant, right of first refusal, easement, profit, license, servitude, right of way, covenant or zoning restriction.

(m) Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its subsidiaries to perform any of its respective obligations under any of the Transaction Documents (as defined below).

(n) Person. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(o) Principal Market. “Principal Market” means the Nasdaq Capital Market; provided however, that in the event the Common Stock is ever listed or traded on the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, then the “Principal Market” shall mean such other market or exchange on which the Common Stock is then listed or traded.

(p) Registrable Securities. “Registrable Securities” means (i) the Conversion Shares, (ii) the Warrant Shares, (iii) the Commitment Fee Shares and (iv) any capital stock of the Company issued or issuable with respect to such Conversion Shares, the Warrant Shares, the Commitment Fee Shares, the Convertible Notes or the Warrants, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the Common Stock is converted or exchanged and shares of capital stock of a Successor Entity (as defined in the Warrants) into which the Common Stock is converted or exchanged, in each case, without regard to any limitations on exercise or exchange of the Warrants. As to any Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of them shall not require registration under the 1933 Act; or (c) such securities are freely saleable under Rule 144 under the 1933 Act without the requirement for current public information and without volume or manner of sale limitations.

(q) Restricted Period. “Restricted Period” means the period commencing on the Execution Date and ending on the date immediately following the 90th day after the latest of: (i) the Execution Date (ii) the date on which a registration statement (or registration statements) registering for resale all Registrable Securities (disregarding any reduction pursuant to Section 2(f) of the Registration Rights Agreement) has been declared effective by the SEC, (iii) the date on which Stockholder Approval is obtained and (iv) the final Closing Date (including any Closing Date related to an Additional Purchase Closing).

(r) Securities. “Securities” means the Convertible Notes, the Conversion Shares, the Warrants and the Warrant Shares.

(s) Trading Day. “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Buyer or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(t) Transaction Documents. “Transaction Documents” means, collectively, this Agreement, the Convertible Notes, the Warrants, the Registration Rights Agreement, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(u) VWAP. “VWAP” means the volume weighted average price for the Common Stock traded on the Principal Market during normal trading hours for the applicable time period.

10.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Transaction Documents or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Buyer or to enforce a judgment or other court ruling in favor of the Buyer. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties hereto as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties hereto or the practical realization of the benefits that would otherwise be conferred upon the parties hereto. The parties hereto will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, its affiliates and Persons acting on its behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties hereto solely with respect to the matters covered herein and therein. Except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or all holders of the Convertible Notes or Warrants (as the case may be). The Company has not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As a material inducement for the Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by the Buyer, any of its advisors or any of its representatives shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (ii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii), one (1) Business Day after it is sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iii) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

If to the Company:

Mullen Automotive Inc.

1405 Pioneer Street

Brea, California 92821

Email Address:

Attention:

With a copy (for informational purposes only) to:

If to a Buyer:

See Buyer Schedule

with a copy (for informational purposes only) to:

or to such other address or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication or (B) provided by an overnight courier service shall be rebuttable evidence of personal service or receipt from an overnight courier service in accordance with clause (i) or (iii) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (ii) above.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and its successors and assigns, including, as contemplated below, any assignee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including, without limitation, by way of a Fundamental Transaction (as defined in the Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the applicable Warrants).

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and its permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 10(k).

(i) Survival. The representations, warranties, agreements and covenants shall survive the Closing until the applicable statute of limitations. The Buyer shall be responsible only for its representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification.

(i) In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each holder of any Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (A) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (B) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (C) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company, but other than by an affiliate of the Buyer) or which otherwise involves such Indemnitee that arises out of or results from (I) the execution, delivery, performance or enforcement of any of the Transaction Documents, (II) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (III) any disclosure properly made by the Buyer pursuant to Section 4(h), or (IV) the status of the Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief), unless such action is based primarily upon a breach of the Buyer’s representations, warranties, or covenants under the Transaction Documents, or any agreements or understandings the Buyer may have with any such third party, or any violations by the Buyer of state or federal securities laws or any conduct by the Buyer which constitutes fraud, gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii) Promptly after receipt by an Indemnitee under this Section 10(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 10(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 10(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii) The indemnification required by this Section 10(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv) Notwithstanding any provision in this Agreement or any other Transaction Documents, the aggregate indemnification obligations of the Company pursuant to this Section 10(k) shall not exceed 100% of the aggregate Purchase Price actually paid by the Buyer.

(v) The sole and exclusive remedy for any breach of any representation, warranty, covenant or agreement hereunder shall be the indemnification provided by this Section 10(k), and the Buyer expressly waives any other rights or remedies it may have; provided however, that equitable relief, including remedies of specific performance and injunction, shall be available with respect to any matter where money damages would not be sufficient to compensate the Buyer or to preserve the rights of the Buyer pending resolution of a dispute, and this Section 10(k) shall not relieve the Company from liability for willful misconduct, gross negligence, bad faith, fraud or willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock dividends, stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(m) Remedies. The Buyer and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security, to the extent permitted by law), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyer. The Company therefore agrees that the Buyer shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n) Exercise of Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Buyer may continue to exercise its other rights, elections, demands and options hereunder and under any other Transaction Document from time to time as if such original right, election, demand or option had not been exercised without prejudice to its future actions and rights and remedies.

(o) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to any other Transaction Document or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

[signature pages follow]

IN WITNESS WHEREOF, the Buyer and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

Mullen Automotive Inc.

By:
Name:
Title:

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the Buyer and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

By:
Name:
Title:

[Signature page to Securities Purchase Agreement]

BUYER SCHEDULE

Name of Buyer:

5% Original Issue Discount Secured Convertible Notes to be purchased and sold shall have an aggregate principal amount of $84,210,526.32 or a principal amount of no more than $21,052,631.58 purchased at each Closing (subject to adjustment as provided in the Agreement), convertible into Common Stock at a price per share (the “Conversion Price”) equal to a 5% discount to the lower of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately prior to the Execution Date, (b) the Closing Sale Price of the Common Stock on the date on which the Initial Registration Statement (as defined in the Registration Rights Agreement) registering at least the number of shares of Common Stock equal to the Initial Required Registration Amount (as defined in the Registration Rights Agreement) is declared effective by the SEC and (c) the lowest daily VWAP in the five (5) trading days prior to such conversion date designated by the Buyer; but in no event less than $[●], not subject to adjustment. The Purchase Price at each Closing for Convertible Notes is up to $20,000,000 (subject to adjustment as provided in the Agreement).

Purchase Warrants to be issued to Buyer at each Closing: For no additional consideration, five-year warrants to acquire two shares of Common Stock for every Conversion Share issuable to Buyer under the terms of the Conversion Notes (based upon the number of Conversion Shares that would be issuable on the applicable Closing Date (i.e., based on prong (a) in the preceding paragraph). Each Purchase Warrant shall have an exercise price equal to 105% of the Closing Sale Price of the Common Stock on the Trading Day immediately prior to the Execution Date (the “Exercise Price”).

The Company shall have the option to require the Buyer to exercise the Warrants for cash if, at any time, each of the following conditions are met:

1.	the Registration Statement covering the Registrable Securities has been declared effective by the SEC in accordance with the Securities Act, is effective and available for the resale of the Registrable Securities and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to such Registration Statement or that the SEC has otherwise suspended or withdrawn the effectiveness of such Registration Statement;

2.	the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to suspension of the Common Stock by the Principal Market in the foreseeable future; and

3.	the VWAP for the ten-day period immediately preceding the date on which the Company elects the exercise this option is 250% above the Exercise Price.

Notice Contact Information

Appendix B

FORM OF $80M NOTE

NEITHER THIS CONVERTIBLE NOTE NOR THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), FROM REPUTABLE COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 2(C)(VI) AND 8 HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(C)(VI) OF THIS NOTE.

Mullen Automotive Inc.

Secured Convertible Note

Issuance Date: _________ ___, 20__	$[●]

FOR VALUE RECEIVED, Mullen Automotive Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of [●] or its registered assigns (“Holder”) the principal sum set forth above as the original principal amount (as reduced pursuant to the terms hereof pursuant to redemption or otherwise, the “Principal Amount”) together with interest on any outstanding Principal Amount (as such interest on any outstanding Principal Amount may be reduced pursuant to the terms hereof pursuant to redemption or otherwise) from the date set out above as the Issuance Date. This Convertible Note (with all notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of convertible notes of the Company (collectively, the “Convertible Notes”) issued pursuant to that certain Securities Purchase Agreement, dated as of [●], 2025, by and between the Company, the Holder and the other investors named therein (the “Securities Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

1. Payments of Principal Amount and Interest. Interest and Principal Amount under this Note shall be payable as follows:

(a) Except as otherwise provided in this Note, the outstanding Principal Amount shall accrue interest at an annual rate equal to the Interest Rate from the date of this Note until the entire Principal Amount is paid in full, whether at maturity, upon acceleration, by prepayment, or otherwise, unless Holder elects to convert this Note pursuant to Section 2(a).

(b) Interest shall accrue at the Interest Rate on the outstanding Principal Amount.

(c) Unless earlier converted into shares of Common Stock, the outstanding Principal Amount and accrued but unpaid interest of this Note will be due and payable by the Company on [●], 202_1 (the “Maturity Date”).

(d) From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to twenty percent (20.0%) per annum. In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure of such Event of Default.

[1]	NTD: Date that is 4 months after Closing Date.

(e) All computations of interest shall be made on the basis of the actual number of days elapsed in a year of 360 days. Interest shall commence to accrue on the Principal Amount on the Execution Date and shall not accrue on the Principal Amount on the day on which it is paid if payment is made to Holder prior to 12:00 p.m. ET. Any payment of principal on this Note after 12:00 p.m. ET on any Business Day shall be credited against this Note on the next Business Day and interest will continue to accrue until so credited.

(f) All payments made under this Note will be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the Holder may from time to time designate in writing to the Company. Payment will be credited first to accrued interest due and payable, with any remainder applied to the Principal Amount.

(g) The agreements made by Company with respect to this Note and the other Transaction Documents (as defined in the Securities Purchase Agreement) are expressly limited so that in no event shall the amount of interest received, charged, or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Note. If at any time performance of any provision of this Note or the other Transaction Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged, or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge, or contract for, as interest, an amount which is unlawful, at Holder’s election, the amount of unlawful interest shall be refunded to the Company (if actually paid) or applied to reduce the then unpaid Principal Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged, or received under the Transaction Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

2. Conversion. This Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock on the terms and conditions set forth in this Section 2.

(a) Holder’s Conversion Right. Subject to the provisions of Section 2(e), at any time or times on or after the Execution Date, the Holder shall be entitled to convert any portion or the entirety of the outstanding Principal Amount and accrued interest under this Note into validly issued, fully paid and non-assessable shares of Common Stock (“Conversion Shares”) in accordance with Section 2(c).

Any such portion of the outstanding Principal Amount and/or accrued interest to be converted in accordance with this Section 2 is referred to herein as the “Conversion Amount.”

(b) Conversion Shares. The number of Conversion Shares issuable upon conversion of the Conversion Amount shall be determined according to the following formula:

Conversion Amount

Conversion Price

No fractional shares of Common Stock are to be issued upon the conversion of this Note. If the issuance would result in the issuance of a fraction of a share, the Company shall round such fraction of a share up to the nearest whole share.

(c) Mechanics of Conversion. The conversion shall be conducted in the following manner:

(i) Holder’s Conversion. To convert all or a portion of this Note into Conversion Shares on any date (each, a “Conversion Date”), a Holder shall deliver to the Company (whether via facsimile or otherwise), for receipt on or prior to 4:00 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit A (the “Conversion Notice”). All Conversion Notices received after 4:00 p.m., New York time, on any Trading Day or at any time on a day that is not a Trading Day shall be considered to have been provided as of the next Trading Day.

(ii) Company’s Response. Not later than the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by email an acknowledgment of confirmation, in the form attached hereto as Exhibit B, of receipt of such Conversion Notice to such Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the first (1st) Trading Day following the date of receipt by the Company of such Conversion Notice (the “Required Credit Date”), the Company shall credit such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such conversion to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/ Withdrawal at Custodian system.

(iii) Record Holder. Upon delivery of a Conversion Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares with respect to which such Conversion Notice was issued, irrespective of the date such Conversion Shares are credited to the Holder’s DTC account.

(iv) Company’s Failure to Timely Deliver Securities. If the Company fails to issue and credit to the Holder by the Required Credit Date the balance account of Holder or Holder’s nominee with DTC for such number of Conversion Shares so delivered to the Company, then, in addition to all other remedies available to Holder, at the sole discretion of Holder, the Company shall:

(A) pay in cash to Holder on each Trading Day after the Required Credit Date that the issuance or credit of such Conversion Shares is not timely effected an amount equal to 1% of the product of (A) the number of shares of Common Stock not so delivered or credited (as the case may be) to Holder or Holder’s nominee multiplied by (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Required Credit Date; or

(B) if on or after the Required Credit Date, Holder (or any other Person in respect, or on behalf, of Holder) purchases (in an open market transaction or otherwise) shares of Common Stock (“Replacement Shares”) to deliver in satisfaction of a sale by Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that Holder so anticipated receiving from the Company without any restrictive legend, then, within two (2) Trading Days after Holder’s request and in Holder’s sole discretion, either (x) pay cash to Holder in an amount equal to Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Replacement Shares (the “Buy-In Price”), at which point the Company’s obligation to credit Holder’s balance account shall terminate and such shares shall be cancelled, or (y) promptly honor its obligation to credit Holder’s DTC account representing such number of shares of Common Stock that would have been credited to Holder’s balance account if the Company timely complied with its obligations hereunder and pay cash to Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (1) such number of shares of Common Stock that the Company was required to credit to Holder by the Required Credit Date multiplied by (2) the lowest Closing Sale Price of the shares of Common Stock on any Trading Day during the period commencing on the date Holder purchased Replacement Shares and ending on the date of such credit and payment under this clause (B).

To the extent permitted by law, the Company’s obligations to issue and credit the Conversion Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of the Conversion Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely issue and credit the Conversion Shares as required pursuant to the terms hereof.

(v) Disputes. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the number of Conversion Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Conversion Shares that are not disputed, provided that following such issuance to Holder such dispute shall be resolved in accordance with Section 23.

(vi) Book-Entry. Notwithstanding anything to the contrary set forth in this Section 2, upon conversion of any portion of this Note in accordance with the terms hereof, no Holder thereof shall be required to physically surrender this Note to the Company. If this Note is surrendered as provided by Section 8, then, provided that there remains outstanding Principal Amount and accrued interest under this Note at the time of surrender, the Company shall, as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and deliver to such Holder (or its designee) a new Note (in accordance with Section 8(d)) representing the outstanding Principal Amount and accrued interest (if any) under this Note. Each Holder and the Company shall maintain records showing the portion of the Note so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the Note upon each such conversion. In the event of any dispute or discrepancy, such records of such Holder establishing the portion of the Note to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any portion of the Note, the outstanding Principal Amount represented by such Note may be less than stated on the face thereof. Each Note shall bear the following legend:

ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 2(c)(vi) AND 8(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(c)(vi) OF THIS NOTE.

(d) Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof), issuance and other similar taxes that may be payable with respect to the issuance and delivery of Conversion Shares upon the conversion of the Note.

(e) Limitation on Beneficial Ownership. Notwithstanding anything to the contrary contained in this Note, this Note shall not be convertible or exchangeable by the Holder hereof to the extent (but only to the extent), after giving effect to the issuance of shares of Common Stock issuable upon such conversion, the Holder or any of its affiliates would beneficially own in excess of 9.9% of the number of shares of Common Stock then outstanding, as calculated in accordance with Section 13(d) of the 1934 Act (the “Maximum Percentage”). To the extent the above limitation applies, the determination of whether this Note shall be convertible or exchangeable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to convert or exchange this Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility or exchangeability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Note. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise or exchange of convertible or exercisable or exchangeable securities into Common Stock, including, without limitation, pursuant to this Note or securities issued pursuant to the Securities Purchase Agreement. In addition, under no circumstances whatsoever may the aggregate number of shares of Common Stock issuable to the Holder in connection with the conversion or exchange by the Holder of this Note, when added to the aggregate number of shares of Common Stock issuable in connection with the conversion or exchange of all other Convertible Notes or pursuant to any of the other Transaction Documents, at any time exceed 19.9% of the total number of shares of Common Stock outstanding or of the voting power of the Common Stock (the “Exchange Maximum”) as of the Execution Date unless the Company has obtained stockholder approval in compliance with Nasdaq Listing Rule 5635(d) to authorize the issuance of shares of Common Stock in connection with the conversion or exchange of all Convertible Notes (the “Stockholder Approval”) and thereafter the approval from the Principal Market (“Exchange Approval”).

(f) Reservation of Shares; Insufficient Authorized Shares. The Company shall initially reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock equal to 250% of the maximum number of Conversion Shares issuable to satisfy the Company’s obligations to issue shares of Common Stock hereunder, and the Company shall at all times keep reserved for issuance under this Note a number of shares of Common Stock equal to 250% of the maximum number of Conversion Shares issuable to satisfy the Company’s obligation to issue shares of Common Stock hereunder.

3. Rights upon Event of Default; Acceleration.

(a) Event of Default. Each of the following events shall constitute an “Event of Default”:

(i) the Company’s failure to obtain Stockholder Approval within forty-five (45) calendar days after the Closing Date for the Initial Closing;

(ii) the Company’s failure to maintain sufficient reserves of its authorized and unissued Common Stock to redeem 250% of the maximum number of Conversion Shares issuable upon conversion of all the Convertible Notes then outstanding;

(iii) the Company’s failure to maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program;

(iv) the Company’s (A) failure to timely deliver the required number of shares of Common Stock upon conversion of this Note, and any such failure remains uncured for a period of five (5) Business Days, or (B) notice, written or oral, to any holder of the Convertible Notes, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Convertible Notes into Common Stock that is requested in accordance with the provisions of the Convertible Notes, in each case, other than pursuant to Section 2(e);

(v) the Company’s or any Subsidiary’s failure (A) to pay to the Holder any amount of Principal Amount or Interest when and as due under this Note or (B) to pay to the Holder, within five (5) days after the delivery by the Holder of written notice thereof, any amount or penalties or other amounts due under this Note or any amount due under any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby;

(vi) the Company fails to remove any restrictive legend on any certificate or any Common Stock issued to the Holder upon conversion or exercise (as the case may be) of any Securities acquired by the Holder under the Securities Purchase Agreement (including this Note) as and when required by such Securities or the Securities Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for a period of five (5) Business Days;

(vii) the occurrence of (A) any default under or acceleration prior to maturity of any Indebtedness (as defined in the Securities Purchase Agreement, but excluding clause (E) of such definition and clauses (F) and (G) to the extent they relate to Indebtedness describe in clause (E)) of the Company or any of its Subsidiaries in an aggregate amount in excess of $300,000, subject to any cure or grace period provided in the governing documents of such Indebtedness, or (B) a payment default under any such Indebtedness, if such default remains uncured for a period of ten (10) consecutive Trading Days;

(viii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, which have not been dismissed within thirty (30) days of their initiation;

(ix) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a UCC foreclosure sale or any other similar action under federal, state or foreign law;

(x) the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(xi) a final judgment, judgments, any arbitration or mediation award or any settlement of any litigation or any other satisfaction of any claim made by any Person pursuant to any litigation, as applicable, (each a “Judgment”, and collectively, the “Judgments”) with respect to the payment of cash, securities and/or other assets with an aggregate fair value (as determined in accordance with Section 6(a)(iv) below) in excess of $300,000 are rendered against, agreed to or otherwise accepted by, the Company and/or any of its Subsidiaries and which Judgments are not, within thirty (30) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any Judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $300,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such Judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such Judgment;

(xii) other than as specifically set forth in another clause of this Section 3(a), the Company or any Subsidiary breaches any representation or warranty when made, or any covenant or other term or condition of this Note or any other Transaction Document, and, only, in the case of a breach of a covenant or other term or condition that is curable, if such breach remains uncured for a period of ten (10) consecutive Trading Days after the delivery by Holder of written notice thereof;

(xiii) [Reserved];

(xiv) any provision of this Note or any other Transaction Document (shall at any time for any reason (other than pursuant to the express terms thereof)) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document; and

(xv) failure to file annual or quarterly reports within the required periods, including any extension provided by Rule 12b-25 of the 1934 Act.

Upon the occurrence of an Event of Default with respect to this Note the Company shall promptly, but in no case later than two (2) Business Days, deliver written notice thereof via email and overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder.

(b) Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Holder may at its option: (a) declare the entire Principal Amount, together with all accrued interest thereon, immediately due and payable; and (b) exercise any or all of its rights, powers, or remedies under the Transaction Documents or applicable law or available in equity; provided, however that, if an Event of Default described in Sections 3(a)(viii)-(x) of this Note shall occur, the Principal Amount and accrued interest shall become immediately due and payable automatically and without any notice, declaration, or other act on the part of Holder.

(c) Acceleration by Subsidiary Spin-Off. Upon the occurrence of a Subsidiary Spin-Off and at any time thereafter, Holder may at its option declare the entire Principal Amount, together with all accrued interest thereon, immediately due and payable.

4. Adjustment of Conversion Price and Number of Conversion Shares. Until the Note has been paid in full or converted in full, the Conversion Price and number of Conversion Shares issuable upon conversion of this Note are subject to adjustment from time to time as set forth in this Section 4.

(a) [Reserved].

(b) Stock Dividends and Splits. Without limiting any provision of Section 6, if the Company, at any time on or after the date of the Securities Purchase Agreement, (i) pays a stock dividend on one or more classes of its then outstanding Common Stock or otherwise makes a distribution on any class of capital stock that is payable in Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(c) Adjustment Upon Issuance of Common Stock. If, during the Restricted Period (as defined in the Securities Purchase Agreement), the Company effects an Additional Issuance (as defined in the Securities Purchase Agreement), or in accordance with this Section 4 is deemed to have effected an Additional Issuance, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company) issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:

CP2 = CP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A =	The total number of Conversion Shares with respect to which this Note may be converted.

B =	The total number of shares of Common Stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to CP1.

C =	The total number of shares of Common Stock actually issued or issuable under the Dilutive Issuance.

CP1 =	The Conversion Price in effect immediately prior to a Dilutive Issuance.

CP2 =	The Conversion Price immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $[●][2] per share of Common Stock (which shall not be subject to adjustment for stock dividends, subdivisions, or combinations in the manner described in Section 4(b) herein, the “Floor Price”);

provided, that if such issuance or sale (or deemed issuance or sale) was without consideration, then the Company shall be deemed to have received the Floor Price for each such share so issued or deemed to be issued. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and consideration per share under this Section 4(c)), the following shall be applicable:

(i) Issuance of Options. If, during the Restricted Period, the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 4(c)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (A) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option minus (B) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If, during the Restricted Period, the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 4(c)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (A) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security minus (B) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Note has been or is to be made pursuant to other provisions of this Section 4(c), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

[2]	NTD/remove footnote for execution version: Equal to 20% of the Closing Sale Price of the Common Stock on the Trading Day immediately prior to the Execution Date.

(iii) Change in Option Price or Rate of Conversion. If, during the Restricted Period, the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 4(c)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 4(c) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. If, during the Restricted Period, any Option or Convertible Security is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, together comprising one integrated transaction, (A) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (B) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (1) the aggregate consideration received by the Company, minus (2) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable). If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If, during the Restricted Period, the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(d) Calculations. All calculations under this Section 4 shall be made by rounding to the nearest 1/10000th of cent and the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(e) Other Events. In the event that the Company shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price and the number of Conversion Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 4(e) will increase the Conversion Price or decrease the number of Conversion Shares as otherwise determined pursuant to this Section 4, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

5. Rights Upon Distribution of Assets. In addition to any adjustments pursuant to Section 4, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, indebtedness, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, other than a distribution of Common Stock covered by Section 4(b)) (a “Distribution”), at any time after the issuance of this Note, then, in each such case, provision shall be made so that upon conversion of this Note, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

6. Purchase Rights; Fundamental Transaction.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 5 herein, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents related to this Note in accordance with the provisions of this Section 6(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder, including agreements confirming the obligations of the Successor Entity as set forth in this Note and an obligation to deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction). Notwithstanding the foregoing, at the election of the Holder upon conversion of this Note following a Fundamental Transaction, the Successor Entity shall deliver to the Holder, in lieu of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 5 and 6(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Note prior to the applicable Fundamental Transaction, such Common Stock (or its equivalent) of the Successor Entity (including its Parent Entity), or other securities, cash, assets or other property, which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Note been exercised immediately prior to the applicable Fundamental Transaction; provided, however, that such amount of reserved shares of Common Stock shall be limited by the Maximum Percentage of Common Stock.

7. Creation of Security Interest and Filings. As security for payment of the amounts due and payable under this Note, the Company hereby collaterally assigns and grants to Holder a continuing security interest in all of the Company’s right, title and interest in, to and under the following property of the Company, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located (collectively, the “Collateral”): (a) inventory; (b) equipment (including accessions thereto); (c) fixtures; (d) instruments (including promissory notes); (e) documents; (f) accounts; (g) chattel paper (whether tangible or electronic); (h) deposit accounts; (i) letter-of-credit rights (whether or not the letter of credit is evidenced by a writing); (j) commercial tort claims; (k) securities and all other investment property (whether certificated or uncertificated); (l) general intangibles (including payment intangibles); (m) supporting obligations; (n) rights to personal property or goods not otherwise described above (including rights to returned or repossessed goods and rights of stoppage in transit) which are represented by, arise form, or relate to any of the foregoing; (o) supporting evidence and documents relating to any of the above-described property; (p) to the extent not otherwise included above, all proceeds and products of any and all of the foregoing and all accessions and additions to, and substitutions and replacements of, any and all of the foregoing; (q) the Real Property and (r) intellectual property, and all books and records relating to any of the foregoing. The Company hereby authorizes and appoints Esousa Group Holdings LLC as the Company’s true and lawful attorney and agent-in-fact, to execute and file uniform commercial code financing statements necessary or advisable to perfect the security interest granted to Holder herein, documents and other agreements and instruments and do such other acts and things as may be necessary or advisable to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Holder to secure payment of this Note. Such financing statements may describe the Collateral as Esousa Group Holdings LLC may determine, in its sole but reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Holder herein, including, without limitation, describing such property as “all assets” or “all personal property”. The Company agrees to maintain all of its tangible property constituting Collateral in good working order (normal wear and tear excepted). At any time and from time to time, upon the written and reasonable request of Holder, the Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Holder may reasonably deem necessary or desirable to obtain the full benefits of the security interest in the Collateral granted herein. All terms used in this Section 7, but not defined herein shall have the meaning ascribed to such term in the UCC. Upon the occurrence and continuance of an Event of Default, Holder shall have the right to exercise all rights and remedies available to a secured party against all or any portion of the Collateral pursuant to the UCC or applicable law in its sole and absolute discretion, subject to applicable law. Notwithstanding anything to the contrary herein, Holder’s security interest in the Collateral shall not include any Excluded Property as defined below. Notwithstanding the foregoing, the Holder agrees to remove its security interest in all of the Company’s right, title and interest in, to and under the Real Property upon request from the Company on any day on which the Company has met the conditions provided in Sections 7(ii)-(v) and 7(vii) of the Securities Purchase Agreement.

For purposes of this Section 7 the following terms shall have the meanings set forth below:

“Excluded Accounts” means (a) deposit accounts used primarily for withholding sales tax, payroll and related payments, and employee benefit payments, (b) governmental receivables accounts, (c) escrow, fiduciary or trust accounts, (d) holdback and collateral accounts in favor of third-parties, (e) zero balance accounts or other accounts that are swept on a daily basis to a controlled account, (f) all other deposit accounts containing the proceeds of borrowings or issuances of Indebtedness, including borrowings of the Indebtedness evidenced by this Note, provided that the funds held in such other deposit accounts shall only be included in the definition of Excluded Accounts up to the aggregate amount of such proceeds of borrowings or issuances of Indebtedness, and (g) all other deposit accounts, provided that $5 million in the aggregate of the funds held in all such other deposit accounts shall not be included in the definition of Excluded Accounts.

“Excluded Property” means (a) all assets or property, other than inventory and accounts, of the Company that would otherwise be included as Collateral but for the express terms of (i) any permit, lease, license (including any governmental licenses or state or local franchises, charters and authorizations), contract or other agreement or instrument constituting or applicable to such asset or (ii) applicable law (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity) that, in each case, prohibits or restricts the grant to Holder of a security interest in and to such asset or property (including any requirement to obtain the consent of any governmental authority or third party, unless such consent has been obtained (it being understood that there shall be no obligation to obtain such consent)) (after giving effect to the applicable anti-assignment provisions of the UCC) or under which the grant to Holder of a security interest in and to such asset or property would impair the validity or enforceability of such asset or property; provided, however, that such assets or property shall constitute “Excluded Property” only to the extent and for so long as such permit, lease, license, contract or other agreement or applicable law validly prohibits or restricts the creation of a security interest on such property in favor of Holder and, upon the termination of such prohibition or restriction (by written consent or in any other manner), such property shall cease to constitute “Excluded Property”; (b) all Excluded Accounts and all funds therein; (c) property owned by the Company on the date hereof or hereafter acquired that is subject to a purchase money security interest or a capital lease permitted under this Note if the contractual obligation pursuant to which such security interest is granted (or in the document providing for such purchase money security interest or capital lease) prohibits the creation of any other security interest on such property or requires the consent of any Person other than the Company which has not been obtained as a condition to the creation of any other security interest on such property (it being understood that there shall be no obligation to obtain such consent); (d) any lease, license, permit or agreement or any property subject to such agreement, in each case in existence on the date hereof or upon acquisition of the relevant party thereto, to the extent that a grant to Holder of a security interest therein would violate or invalidate such lease, license, permit or agreement or create a right of termination in favor of any other party thereto or otherwise require consent thereunder which has not already been obtained (unless such consent has been obtained (it being understood that there shall be no obligation to obtain such consent)); (e) any asset (including, without limitation, motor vehicles) for which a certificate of title has been issued under any certificate of title statute, in each case, to the extent a security interest thereon cannot be perfected by the filing of a UCC financing statement (or equivalent); (f) other assets to the extent the Company and Holder determines in their reasonable judgment that the cost, burden, difficulty or consequence of obtaining or perfecting such pledge or security interest outweighs the benefit thereof; (g) any leasehold interest in real property and any fee owned real property for which a mortgage is not required pursuant to the terms of this Note; (h) commercial tort claims not in excess of $1,000,000; (i) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law; (j) stock and assets of captive insurance subsidiaries; and (k) interests in non-wholly owned subsidiaries which cannot be pledged without the consent of third parties (unless such consent has been obtained (it being understood that there shall be no obligation to obtain such consent)); provided, however, that Excluded Property shall not include any proceeds of property described in clauses (a) through (k) above (unless such proceeds are also described in such clauses).

“Real Property” means the real property owned and/or ground leased by (a) Mullen Investment Property, LLC located at One Mullen Automotive Drive, Robinsonville, MS 38664 and (b) Mullen Indiana Real Estate, LLC located at 12900 McKinley Hwy, Mishawaka, IN 46545.

8. Reissuance of Note.

(a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 8(d)), registered as the Holder may request, representing the outstanding Principal Amount being transferred by the Holder and, if less than the entire outstanding Principal Amount is being transferred, a new Note (in accordance with Section 8(d)) to the Holder representing the outstanding Principal Amount not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 2(c)(vi) following conversion or redemption of any portion of this Note, the outstanding Principal Amount represented by this Note may be less than the Principal Amount stated on the face of this Note.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 8(d)) representing the outstanding Principal Amount.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 8(d) and in principal amounts of at least $10,000) representing in the aggregate the outstanding Principal Amount of this Note, and each such new Note will represent such portion of such outstanding Principal Amount as is designated by the Holder at the time of such surrender.

(d) Issuance of New Note. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal Amount remaining outstanding (or in the case of a new Note being issued pursuant to Section 18(a) or Section 18(c), the Principal Amount designated by the Holder which, when added to the Principal Amount represented by the other new Notes issued in connection with such issuance, does not exceed the Principal Amount remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Execution Date of this Note, and (iv) shall have the same rights and conditions as this Note.

9. Voting Rights. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to applicable corporate law of the State of Delaware, and as expressly provided in this Note.

10. Covenants. Until this Note has been entirely converted, redeemed or otherwise satisfied in accordance with its terms:

(a) Rank. This Note shall be senior to all other current and future notes to which the Company is a party.

(b) No Secured Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, incur any Indebtedness (other than Indebtedness pursuant to this Note) of the Company or any of the Subsidiaries, or amend or modify any Indebtedness in such a manner that results in it being, secured by any Lien on any assets of the Company or any of its Subsidiaries.

(c) Restricted Payments. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than Indebtedness pursuant to this Note), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness, if at the time such payment is due or is otherwise made or, after giving effect to such payment, (i) an event constituting an Event of Default has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute an Event of Default has occurred and is continuing.

(d) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or pay any cash dividend or distribution on any of its capital stock (other than dividends by wholly-owned Subsidiaries to the Company) without the prior express written consent of the Holder.

(e) Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries that, in the aggregate, do not have a fair market value in excess of $1,000,000 in any twelve (12) month period, and other than (i) sales, leases, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company in the ordinary course of business and (ii) sales of inventory in the ordinary course of business.

(f) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Company and each of its Subsidiaries on the Issuance Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.

(g) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(h) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(i) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(j) Cash Burn. Beginning [●], the Company shall take all action necessary to maintain, as of the last day of each calendar quarter and on a rolling two-quarter basis, a Cash Burn of no more than $20.0 million per quarter. The Company agrees to provide Holder, or its designee, all information that may be reasonably requested to confirm the Company’s Cash Burn on a monthly basis; provided, that such information shall be considered Confidential Information. As used herein, “Cash Burn” means prior means prior period unrestricted cash and cash equivalents minus current period unrestricted cash and cash equivalents plus any new debt or equity financing during the period but excluding up to $5 million with respect to outstanding payables settled with shares pursuant to Section 3(a)(10) of the 1933 Act and amounts paid for the settlement of any purported class action legal matter that is currently existing as of the date hereof.

11. [Reserved]

12. [Reserved]

13. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversions and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Note shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 4 hereof). The issuance of Common Stock and certificates for Common Stock as contemplated hereby upon the conversion of this Note shall be made without charge to the Holder or such Common Stock for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

14. Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company or any of its Subsidiaries shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

15. Non-circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note, and (ii) shall, so long as any of the Principal Amount under this Note remains outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Note, the maximum number of Common Stock as shall from time to time be necessary to effect the exercise of this Note.

16. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

17. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 10(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) as soon as practicable upon each adjustment of the Conversion Price and the number of Conversion Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities, indebtedness, or other property pro rata to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information (to the extent it constitutes, or contains, material, non-public information regarding the Company shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. It is expressly understood and agreed that the time of execution specified by the Holder in each Conversion Notice shall be definitive and may not be disputed or challenged by the Company.

18. [Reserved].

19. Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds by providing the Company with prior written notice setting out the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amounts due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per month from the date such amount was due until the same is paid in full.

20. Transferability of Note. A Holder may transfer some or all of this Note, or any shares issuable upon conversion of this Note, without the consent of the Company, subject only to the limitations of Section 2(f) of the Securities Purchase Agreement.

21. Register. The Company shall maintain a register (the “Register”) and record the names and addresses of the holders of each Convertible Note and the principal amount of the Convertible Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal Amount and interest hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee.

22. Amendment. Except as otherwise provided herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of any other similar Convertible Note issued by the Company under the Securities Purchase Agreement.

23. Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Shares (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder or the Company (as the case may be) learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed arithmetic calculation of the Conversion Shares and the disputed determination of the Conversion Price to an independent, reputable investment bank selected by the Holder, with the consent of the Company (which may not be unreasonably withheld, conditioned or delayed), or (b) if acceptable to the Holder, the disputed arithmetic calculation of the Conversion Shares and the disputed determination of the Conversion Price to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of such investment bank or accountant shall be borne by the parties in the same proportion as the respective amounts by which the investment bank’s or accountant’s determination differs from such party’s calculation.

24. Waiver of Notice. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and any other Transaction Document.

25. Governing Law. This Note shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

26. Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Black Scholes Consideration Value” means the value of the applicable Option or Convertible Security (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Convertible Security (as the case may be) as of the date of issuance of such Option or Convertible Security (as the case may be) and (iii) an expected volatility equal to the greater of 100% and the 100 day volatility, obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option or Convertible Security (as the case may be).

“Bloomberg” means Bloomberg, L.P.

“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and the last closing trade price, respectively, for such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the average of the bid prices, or the ask prices, respectively, of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

“Collateral” shall have the meaning set forth in Section 7.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any other shares issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

“Conversion Price” means the lower of (a) $[●]3, (b) 95% of the Closing Sale Price of the Common Stock on the date on which the Initial Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC and (c) 95% of the lowest daily VWAP in the five (5) Trading Days prior to such Conversion Date, subject to adjustment as provided herein; provided, that, notwithstanding anything to the contrary contained in this Note, the Conversion Price shall not be less than $[●]4 per share. For the avoidance of doubt, the $[●] floor price shall not be subject to adjustment provided for in this Note that is otherwise applicable to the Conversion Price.

“DTC” has the meaning set forth in Section 2(c)(ii).

“Execution Date” shall have the meaning set forth in the Securities Purchase Agreement.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving entity) any other Person unless the shareholders of the Company immediately prior to such consolidation or merger continue to hold more than 50% of the outstanding shares of Voting Stock after such consolidation or merger, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets to any other Person, in connection with which the Company is dissolved, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

“Interest Rate” means fifteen percent (15%) per annum, in each case as may be adjusted from time to time in accordance with Section 1(b).

“Lien” means any lien, mortgage, pledge, encumbrance, charge, security interest, adverse claim, liability, interest, charge, preference, priority, proxy, transfer restriction (other than restrictions under the federal and state securities laws), encroachment, tax, order, community property interest, equitable interest, option, warrant, right of first refusal, easement, profit, license, servitude, right of way, covenant or zoning restriction.

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“SEC” means the Securities and Exchange Commission or the successor thereto.

[3]	% discount to the Closing Sale Price of the Common Stock on the Trading Day prior to the Execution Date (assuming execution pre-market)
[4]	Equal to 20% of the Closing Sale Price of the Common Stock on the Trading Day immediately prior to the Execution Date.

“Subsidiary” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person; provided, that after the Execution Date, a Person (other than Subsidiaries as of the Execution Date) shall not become a Subsidiary pursuant to clause (I) unless the Company, directly or indirectly, owns at least 25% of any of the outstanding capital stock or holds at least 25% of any equity or similar interest of such person.

“Subsidiary Spin-Off” means any inquiry, proposal or offer from any Person relating to any (a) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of a Subsidiary (excluding sales of assets in the ordinary course of business) equal to 51% or more of the value of the assets of the Subsidiary or to which 51% or more of the revenues or earnings of the Subsidiary are attributable, (b) tender offer for, or direct or indirect acquisition (whether in a single transaction or a series of related transactions) of 51% or more of the outstanding equity securities of any Subsidiary, or (c) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving substantially all of any Subsidiary or involving the assets of the any Subsidiaries with a value set forth in clause (a) of this definition.

“Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

“Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

“UCC” means the Uniform Commercial Code of the State of Delaware and, to the extent applicable, the State of New York.

“Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the three highest closing bid prices and the three lowest closing ask prices of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 23. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

[Signature Page Follows]

IN WITNESS WHEREOF, Holder and the Company have caused their respective signature page to this Convertible Note to be duly executed as of the date first written above.

COMPANY

Mullen Automotive Inc.

By:
Name:
Title:

IN WITNESS WHEREOF, Holder and the Company have caused their respective signature page to this Convertible Note to be duly executed as of the date first written above.

HOLDER

By:
Name:
Title:

*   *   * *   *

EXHIBIT I

Mullen Automotive Inc.

CONVERSION NOTICE

Reference is made to that certain Convertible Note (the “Note”) issued by Mullen Automotive Inc., a Delaware corporation (the “Company”) to the undersigned Holder on [________ __, 20__]. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Note.

The undersigned holder hereby exercises the right to convert the portion of the Note indicated below into shares of Common Stock as of the date specified below.

Date of Conversion:

Principal Amount and Interest of Note to be Converted:

Tax ID Number (If applicable):

Applicable Conversion Price:	$___________

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Facsimile Number:

Holder:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):
Transaction Code Number (if electronic book entry transfer):

EXHIBIT II

ACKNOWLEDGMENT

Mullen Automotive Inc., a Delaware corporation (the “Company”) hereby acknowledges its receipt of the enclosed Conversion Notice and hereby directs [______________] to issue the above indicated number of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated [_________ __, 20__] from the Company and acknowledged and agreed to by [______________].

Mullen Automotive Inc.

By:
Name:
Title:

Appendix C

FORM OF

MULLEN AUTOMOTIVE INC.

WARRANT TO PURCHASE COMMON STOCK

Date of Issuance: __________ ___, 20__ (“Issuance Date”)

Mullen Automotive Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [●], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), [●] (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to purchase Common Stock (the “SPA Warrants”) issued to Holder pursuant to that certain Securities Purchase Agreement dated [●], 2025 by and among the Company, the Holder and the other investors thereto (the “Securities Purchase Agreement”).

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (in respect of such specific exercise, the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate and issuance of a new Warrant certificate evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the first (1st) Trading Day following the date on which the Company has received such Exercise Notice (the “Required Delivery Date”), the Company shall, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/ Withdrawal at Custodian system. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant is greater than the number of Warrant Shares being acquired upon an exercise, then, at the request of the Holder and upon surrender hereof by the Holder at the principal office of the Company, the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes and fees which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $[●],1 subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company fails to issue and credit the balance account of Holder or Holder’s nominee with DTC for such number of Warrant Shares for which this Warrant is exercised by the Holder, then, in addition to all other remedies available to Holder, at the sole discretion of Holder, the Company shall:

(i) pay in cash to Holder on each Trading Day after the Required Delivery Date that the issuance and credit of such Warrant Shares is not timely effected an amount equal to 5% of the product of (A) the number of shares of Common Stock not so credited to Holder or Holder’s nominee multiplied by (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Required Delivery Date; or

(ii) if on or after the Required Delivery Date, Holder (or any other Person in respect, or on behalf, of Holder) purchases (in an open market transaction or otherwise) Common Stock (“Replacement Shares”) to deliver in satisfaction of a sale by Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that Holder so anticipated receiving from the Company without any restrictive legend, then, within five (5) Trading Days after Holder’s request and in Holder’s sole discretion, either (A) pay cash to Holder in an amount equal to Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Replacement Shares (the “Buy-In Price”), at which point the Company’s obligation to so credit Holder’s balance account shall terminate and such shares shall be cancelled, or (B) promptly honor its obligation to so credit Holder’s DTC account representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (1) such number of shares of Common Stock that the Company was required to deliver to Holder by the Required Delivery Date multiplied by (2) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date Holder purchased Replacement Shares and ending on the date of such delivery and payment under this clause (ii).

To the extent permitted by law, the Company’s obligations to issue and deliver the Common Stock upon exercise of the Warrant in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of the Common Stock. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Common Stock issuable upon exercise of this Warrant as required pursuant to the terms hereof.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below) at any time the Holder may in its sole discretion (and without limiting the Holder’s rights and remedies contained herein or in any of the other Transaction Documents (as defined in the Securities Purchase Agreement)), exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

[1]	105% of Closing Sale Price on Execution Date.

Net Number = (A x B) / C

For purposes of the foregoing formulas:

A=	The total number of shares with respect to which this Warrant is then being exercised.

B=	The Black Scholes Value (as defined in Section 16 herein).

C=	The lower of the two Closing Bid Prices of the Common Stock in the two days prior the time of such exercise (as such Closing Bid Price is defined in Section 16 herein), but in any event not less than $0.01 which shall not be subject to adjustment for stock dividends, subdivisions, or combinations in the manner described in Section 2(a) herein).

(e) Mandatory Cash Exercise. Notwithstanding anything contained herein to the contrary, the Company shall have the option to require the Holder to exercise the Warrants for cash pursuant to Section 1(a) hereof, if, at any time, each of the following conditions are met:

(i)	the Registration Statement covering the Registrable Securities has been declared effective by the SEC in accordance with the 1933 Act, is effective and available for the resale of the Registrable Securities and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to such Registration Statement or that the SEC has otherwise suspended or withdrawn the effectiveness of such Registration Statement;

(ii)	the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to suspension of the Common Stock by the Principal Market in the foreseeable future; and

(iii)	the VWAP for each Trading Day during the ten-Trading Day period immediately preceding the date on which the Company elects to exercise this option is 250% above the Exercise Price. To the extent that the Holder’s exercise of the Warrants would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to receive the Warrant Shares to such extent (or the beneficial ownership of any such Warrant Shares as a result of such exercise to such extent) and the issuance of such Warrant Shares shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.

The Company shall deliver (whether via facsimile, electronic mail or otherwise) a written notice of the Company’s election to require the Holder to exercise this Warrant for cash, including the number of Warrant Shares to be issued and the aggregate Exercise Price to be paid upon such exercise. On or before the first (1st) Trading Day following the date on which the Holder has received such notice, the Holder shall provide a written acknowledgment of confirmation of receipt of such notice to the Company. On or before the fifth (5th) Trading Day following the date on which the Holder has received such notice, the Holder shall deliver the aggregate Exercise Price in cash in accordance with Section 1(a).

(f) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof (including, without limitation, the Net Number), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed, provided that following such issuance to Holder such dispute shall be resolved in accordance with Section 13.

(g) Limitations on Exercises and Exchanges. Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable or exchangeable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding after giving effect to the issuance of Common Stock issuable upon exercise of the Warrants calculated in accordance with Section 13(d) of the Exchange Act (the “Maximum Percentage”). To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable or exchangeable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable or exchangeable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise or exchange this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability or exchangeability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise or exchange of convertible or exercisable or exchangeable securities into shares of Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.

(h) Reservation of Shares; Insufficient Authorized Shares. The Company shall initially reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock equal to 250% of the maximum number of Warrant Shares issuable to satisfy the Company’s obligations to issue shares of Common Stock hereunder, and the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock equal to 250% of the maximum number of Warrant Shares issuable to satisfy the Company’s obligation to issue shares of Common Stock hereunder.

(i) Activity Restrictions. For so long as Holder holds this Warrant or any Warrant Shares, Holder will not: (i) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other Person, which would result in beneficially owning or controlling, or being deemed to beneficially own or control, more than 9.99% of the total outstanding shares of Common Stock or other voting securities of the Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company, (c) a sale or transfer of a material amount of assets of the Company, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, including but not limited to, if the Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in the Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the 1933 Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above, or (ii) request the Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this Section 1(h); provided, however, that notwithstanding anything to the contrary contain in clauses (i) and (ii) above, Holder may vote any shares of Common Stock owned or controlled by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of the Company. Holder may only exercise this Warrant for a cash exercise price if the trading price at the time of exercise is greater than the then applicable Exercise Price.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits. Without limiting any provision of Section 4, if the Company, at any time on or after the date of the Securities Purchase Agreement, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b) Adjustment Upon Issuance of Common Stock. If, during the Restricted Period (as defined in the Securities Purchase Agreement), the Company effects an Subsequent Financing (as defined in the Securities Purchase Agreement), or in accordance with this Section 2 is deemed to have effected an Subsequent Financing, any Common Stock (including the issuance or sale of Common Stock owned or held by or for the account of the Company) issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:

EP2 = EP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A=	The total number of Warrant Shares with respect to which this Warrant may be exercised.

B=	The total number of shares of Common Stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=	The total number of shares of Common Stock actually issued or issuable under the Dilutive Issuance.

EP1=	The Exercise Price in effect immediately prior to a Dilutive Issuance.

EP2=	The Exercise Price immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $0.01 per share of Common Stock (which shall not be subject to adjustment for stock dividends, subdivisions, or combinations in the manner described in Section 2(a) herein, the “Floor Price”);

provided, that if such issuance or sale (or deemed issuance or sale) was without consideration, then the Company shall be deemed to have received the Floor Price for each such share so issued or deemed to be issued. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and consideration per share under this Section 2(b)), the following shall be applicable:

(i) Issuance of Options. If, during the Restricted Period, the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (A) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option minus (B) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If, during the Restricted Period, the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (A) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security minus (B) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If, during the Restricted Period, the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv) Calculation of Consideration Received. If, during the Restricted Period, any Option or Convertible Security is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, together comprising one integrated transaction, (A) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the Black Scholes Value – Consideration thereof and (B) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (1) the aggregate consideration received by the Company, minus (2) the Black Scholes Value – Consideration of each such Option or Convertible Security (as applicable). If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If, during the Restricted Period, the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(c) Reserved.

(d) Reserved.

(e) Other Events. In the event that the Company shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2(e) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, indebtedness, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, other than a distribution of Common Stock covered by Section 2(a)) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, provision shall be made so that upon exercise of this Warrant, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents related to this Warrant in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder, including agreements confirming the obligations of the Successor Entity as set forth in this paragraph (b) and (c) and elsewhere in this Warrant and an obligation to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Notwithstanding the foregoing, at the election of the Holder upon exercise of this Warrant following a Fundamental Transaction, the Successor Entity shall deliver to the Holder, in lieu of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of common stock (or its equivalent) of the Successor Entity (including its Parent Entity), or other securities, cash, assets or other property, which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction; provided, however, that such amount of reserved shares of Common Stock shall be limited by the Maximum Percentage of Common Stock as set forth in Section 1(f).

(c) Black Scholes Value – FT. Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (i) the public disclosure of any Fundamental Transaction, (ii) the consummation of any Fundamental Transaction and (iii) the Holder first becoming aware of any Fundamental Transaction through the date that is ninety (90) days after the public disclosure of the consummation of such Fundamental Transaction, the Company or the Successor Entity, at the election of the Holder, shall purchase this Warrant from the Holder on the date of the consummation of such Fundamental Transaction by paying to the Holder cash in an amount equal to the Black Scholes Value – FT.

(d) Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and shall be applied as if this Warrant (and any such subsequent warrants issued hereunder) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding; provided, however, that such amount of reserved Common Stock shall be limited by the Maximum Percentage of Common Stock as set forth in Section 1(f).

6. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the 1933 Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provide to the Company an opinion of counsel selected by the Holder and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the 1933 Act.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional share of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 10(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) as soon as practicable upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities, indebtedness, or other property pro rata to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information (to the extent it constitutes, or contains, material, non-public information regarding the Company shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of any other similar warrant issued under the Securities Purchase Agreement. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

13. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price, the Closing Sale Price, the Closing Bid Price, the Bid Price or fair market value or the arithmetic calculation of the Warrant Shares (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder or the Company (as the case may be) learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price, the Closing Bid Price, the Bid Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed arithmetic calculation of the Warrant Shares, the disputed determination of the Exercise Price, the Closing Sale Price, the Closing Bid Price, the Bid Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Holder, with the consent of the Company (which may not be unreasonably withheld, conditioned or delayed), or (b) if acceptable to the Holder, the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of such investment bank or accountant shall be borne by the parties in the same proportion as the respective amounts by which the investment bank’s or accountant’s determination differs from such party’s calculation.

14. REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

15. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

16. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Bid Price” means, for any security as of the particular time of determination, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(b) “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable Cashless Exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of five (5) years (regardless of the actual remaining term of the Warrant).

(c) “Black Scholes Value – Consideration” means the value of the applicable Option or Convertible Security (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Convertible Security (as the case may be) as of the date of issuance of such Option or Convertible Security (as the case may be) and (iii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option or Convertible Security (as the case may be).

(d) “Black Scholes Value – FT” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (A) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the earliest to occur of (1) the public disclosure of the applicable Fundamental Transaction, (2) the consummation of the applicable Fundamental Transaction and (3) the date on which the Holder first became aware of the applicable Fundamental Transaction and ending on the Trading Day of the Holder’s request pursuant to Section 4(c) and (B) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (A) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (B) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Fundamental Transaction and (iv) an expected volatility equal to the greater of 135% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction, (B) the consummation of the applicable Fundamental Transaction and (C) the date on which the Holder first became aware of the applicable Fundamental Transaction.

(e) “Bloomberg” means Bloomberg, L.P.

(f) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(g) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and the last closing trade price, respectively, for such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the average of the bid prices, or the ask prices, respectively, of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(h) “Common Stock” means the common stock, par value $0.001 per share, of the Company and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

(i) “Convertible Securities” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock).

(j) “Eligible Market” means the New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

(k) “Expiration Date” means the date that is [●], 20[●]2 or, if such date falls on a day other than a Business Day or on which trading does not take place on the principal securities exchange or trading market where the Common Stock is listed (a “Holiday”), the next date that is not a Holiday.

(l) “Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving entity) any other Person unless the shareholders of the Company immediately prior to such consolidation or merger continue to hold more than 50% of the outstanding shares of Voting Stock after such consolidation or merger, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets to any other Person, in connection with which the Company is dissolved, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

[2]	NTD: Five years from the date of issuance.

(m) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(n) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(o) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(p) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(q) “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(r) “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(s) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the three highest closing bid prices and the three lowest closing ask prices of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

MULLEN AUTOMOTIVE INC.

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO

EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK

MULLEN AUTOMOTIVE INC.

The undersigned holder hereby exercises the right to purchase __________ shares of the Common Stock (“Warrant Shares”) of Mullen Automotive Inc., a Delaware corporation (the “Company”), evidenced by Warrant to Purchase Common Stock No.__________(the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

a “Cash Exercise” with respect to Warrant Shares; and/or

a “Cashless Exercise” with respect to Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares, the Holder represents and warrants that _________ shares of Common Stock are to be delivered pursuant to such Cashless Exercise, as further specified in Annex A to this Exercise Notice.

2.	Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares, the Holder shall pay the Aggregate Exercise Price in the sum of $__________ to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares and Net Number of Common Stock. The Company shall deliver to Holder, or its designee or agent as specified below, ________ Shares of Common Stock in respect of the exercise contemplated hereby. Delivery shall be made to Holder, or for its benefit, to the following address:

Date:	_______________, _____

Name of Registered Holder

By:

Name:
Title:

Account Number:
(if electronic book entry transfer) Transaction Code Number:

Transaction Code Number:
(if electronic book entry transfer)

ANNEX A TO EXERCISE NOTICE

CASHLESS EXERCISE EXCHANGE CALCULATION

TO BE FILLED IN BY THE REGISTERED HOLDER TO EXCHANGE
THE WARRANT TO PURCHASE COMMON STOCK IN A CASHLESS EXERCISE

PURSUANT TO SECTION 1(d) OF THE WARRANT

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

[          ] Net Number = (A x B)/C = shares of Common Stock

For purposes of the foregoing formula:

A= the total number of shares with respect to which the Warrant is then being exercised = _______________.

B= Black Scholes Value (as defined in Section 16 of the Warrant) = _______________.

C= The lower of the two Closing Bid Prices of the Common Stock in the two days prior the time of such exercise (as such Closing Bid Price is defined in Section 16 of the Warrant) = _______________.

Date:	_______________, _____

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs _______ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ______, 20__, from the Company and acknowledged and agreed to by _______________.

MULLEN AUTOMOTIVE INC.

By:
Name:
Title:

Appendix D

Amendments

to

2022 Performance Stock Award Agreement

and

2023 Performance Stock Award Agreement

This Amendments to 2022 Performance Stock Award Agreement and 2023 Performance Stock Award Agreement (the “Amendments”) is entered into as of December __, 2024 between Mullen Automotive Inc. (the “Company”) and David Michery (“Participant”).

WHEREAS, the Company and Participant entered into that certain Performance Stock Award Agreement, dated May 5, 2022 (the “2022 PSA Agreement”), and that certain Performance Stock Award Agreement, dated June 8, 2023(the “2022 PSA Agreement” and together with the 2022 PSA Agreement, the “PSA Agreements”). Capitalized terms used in this Amendment and not defined herein shall have the meaning assigned to such term in the PSA Agreements, as applicable.

WHEREAS, certain milestones in the PSA Agreements expire during 2024 and 2025;

WHEREAS, the Company wishes to incentivize Participant in his continued leadership of the Company on a long-term basis while aligning his interests with those of the Company’s other stockholders and providing significant stockholder value;

WHEREAS, the parties hereto mutually desire to amend the PSA Agreements as herein set forth and are executing and delivering the Amendments for such purpose.

NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth in this Amendments, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to 2022 PSA Agreement. The first sentence of the CAPITAL BENCHMARK MILESTONES set forth in Table 1.B. of Section I. is hereby deleted in its entirety and replaced with the following:

“For each $100 Million raised (a “Capital Tranche”), and subject to an aggregate maximum of raised of $1.0 Billion in equity or debt financing between the Date of Grant and the end of July 2026, the Company will issue to Participant a number of shares of Common Stock equal to 1% of Mullen’s then-current total issued and outstanding shares of Common Stock as of the date a Capital Tranche is achieved.”

2. Amendments to 2022 PSA Agreement

(a)	Subsections (ii) and (iii) of the VEHICLE COMPLETION MILESTONES set forth in Section II(a) are hereby deleted in their entirety and replaced with the following:

“(ii) Full USA certification and homologation of the Bollinger B1 sports car by end of June 2026; and

(iii) Full USA certification and homologation of the Bollinger B2 sports car by end of June 2026.”

(b)	REVENUE BENCHMARK MILESTONES set forth in Section II(b) is hereby deleted in its entirety and replaced with the following:

“For each $25 Million of revenue recognized by the Company (each a “Revenue Tranche”), and subject to an aggregate maximum of recognized revenue of $250 Million between the Date of Grant and the end of December 2027, the Company will issue to Participant a number of shares of Common Stock equal to 1% of Mullen’s then-current total issued and outstanding shares of Common Stock as of the date a Revenue Tranche is achieved.”

(c)	Subsection (iii) of the BATTERY DEVELOPMENT MILESTONES set forth in Section II(c) is hereby deleted in its entirety and replaced with the following:

“(iii) The Company either directly or in collaboration with a joint venture partner scaling its battery cells in the USA to the vehicle pack level for the Mullen Class 3 vehicle by the end of December 2025;”

(d)	JV-ACQUISITION MILESTONES set forth in Section II(d) is hereby deleted in its entirety and replaced with the following

“If Mullen enters into a partnership, joint venture, purchase and sale or similar transaction by the end of 2026 where the Company acquires a majority interest in a enterprise that manufacturers or provides vehicles, vehicle equipment, battery cells, accessories or other products beneficial to the Company, the Company will issue to Participant a number of shares of Common Stock equal to 3% of Mullen’s then-current total issued and outstanding shares of Common Stock as of date the JV-Acquisition milestone is achieved.”

3. Stockholder Approval. In the event that the Company’s stockholders do not approve the Amendments within twelve (12) months following the date hereof, the Award automatically will be forfeited as of such date and Participant shall have no further rights to the Award or any Shares underlying the Award. In no event may the Award or any portion thereof be exercised before the Company’s stockholders approve the Award, notwithstanding any vesting of all or a portion of the Award prior to such stockholder approval.

4. Amendment. The parties agree that notwithstanding anything contained in the PSA Agreements to the contrary, the provisions set forth in the Amendments shall be deemed to be part of the 2022 PSA Agreement and 2023 PSA Agreement, as applicable, and shall supersede any contrary provisions in such PSA Agreements and prevail and control for all purposes. The Amendments embody the entire agreement and understanding among the parties hereto in respect of the matters contemplated hereby and supersedes all prior or contemporaneous agreements and understandings of the parties, verbal or written, relating to the subject matter hereof. Except as modified herein, all of the other terms, covenants and conditions of the PSA Agreements are hereby ratified and affirmed and the same shall remain in full force and effect.

5. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. The signatures of the parties to this agreement may be delivered by facsimile or as an attachment to an email (e.g., as a PDF file) and such delivery is effective delivery of such facsimile or email attachment.

6. Reference to Agreement. On and after the date hereof, each reference in the 2022 PSA Agreement and 2023 PSA Agreement to “this Agreement,” “hereof,” “herein,” “herewith,” “hereunder” and words of similar import shall, unless otherwise stated, be construed to refer to such PSA Agreement as amended by the Amendments. No reference to the Amendments need be made in any instrument or document at any time referring to the 2022 PSA Agreement or 2023 PSA Agreement and a reference to the 2022 PSA Agreement and 2023 PSA Agreement in any such instrument or document shall be deemed to be a reference to the such PSA Agreement as amended by the Amendments.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused the Amendments to be executed as of the date first written above.

MULLEN AUTOMOTIVE INC.

By:
Name:
Title:

PARTICIPANT

David Michery

(signature)

Appendix E

2022 EQUITY INCENTIVE PLAN OF

MULLEN AUTOMOTIVE INC.

a Delaware corporation

(Effective July 26, 2022)

Mullen Automotive Inc. hereby adopts in its entirety the Mullen Automotive Inc. 2022 Equity Incentive Plan (the “Plan”), on July 26, 2022 (the “Plan Adoption Date”). Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1
BACKGROUND AND PURPOSE

1.1 Background The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (“SARs”), Stock Awards, and Restricted Stock Units.

1.2 Purpose of the Plan The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate and (c) consultants who provide significant services to the Company or its Affiliates. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Act shall include such section, any valid rules or regulations promulgated under such section, and any comparable provisions of any future legislation, rules or regulations amending, supplementing or superseding any such section, rule or regulation.

2.2 “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof; provided, however, in the case where the Company is registered under Section 12 of the 1934 Act, Awards to non-employee directors may only be administered by a committee of Independent Directors (as defined in Section 2.22).

2.3 “Affiliate” means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.4 “Applicable Law” means the legal requirements relating to the administration of Options, SARs, Stock Awards and Restricted Stock Units and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, the Code, and applicable rules and regulations promulgated by the NASDAQ, New York Stock Exchange, American Stock Exchange or the requirements of any other stock exchange or quotation system upon which the Shares may then be listed or quoted.

2.5 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Stock Awards and Restricted Stock Units.

2.6 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

2.7 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8 “Change in Control” means the occurrence of any of the following:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of a merger, consolidation, business combination, scheme of arrangement, share exchange or similar transaction involving the Company and any other corporation (“Business Combination”), other than a Business Combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such Business Combination; or

(c) The sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act).

2.9 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.10 “Committee” means any committee appointed by the Board of Directors to administer the Plan.

2.11 “Company” means Mullen Automotive Inc., or any successor thereto.

2.12 “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or affiliate of any of the foregoing, but who is neither an Employee nor a Director.

2.13 “Continuous Status” as an Employee, Consultant or Director means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company any Affiliate; (ii) transfers between locations of the Company or any Affiliate; or (iii) transfers among the Company, any Affiliate or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is approved by the Company but not guaranteed by statute or contract, then such employment will be considered terminated on the ninety-first (91st) day of such leave and on such date any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. In the event a Participant’s status changes among the positions of Employee, Director and Consultant, the Participant’s Continuous Status as an Employee, Director or Consultant shall not be considered terminated solely as a result of any such changes in status.

2.14 “Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.

2.15 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.16 “Employee” means any individual who is a common-law employee of the Company or of an Affiliate.

2.17 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and the price used to determine the number of Shares payable to a Participant upon the exercise of a SAR.

2.18 “Fair Market Value” means, as of any date, provided the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock on the Grant Date of the Award. If no sales were reported on such Grant Date of the Award, the Fair Market Value of a share of Common Stock shall be the closing price for such stock as quoted on the NASDAQ (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day with reported sales prior to the date of determination. In the case where the Company is not listed on an established stock exchange or national market system, Fair Market Value shall be determined by the Board in good faith in accordance with Code Section 409A and the applicable Treasury regulations.

2.19 “Fiscal Year” means a fiscal year of the Company.

2.20 “Grant Date” means the date the Administrator approves the Award.

2.21 “Incentive Stock Option” means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.22 “Independent Director” means a Nonemployee Director who is (i) a “nonemployee director” within the meaning of Section 16b-3 of the 1934 Act, and (ii) “independent” as determined under the applicable rules of the NASDAQ, as any of these definitions may be modified or supplemented from time to time.

2.23 “Misconduct” shall include commission of any act contrary or harmful to the interests of the Company (or any Affiliate) and shall include, without limitation: (a) conviction of a felony or crime involving moral turpitude or dishonesty, (b) violation of Company (or any Affiliate) policies, with or acting against the interests of the Company (or any Affiliate), including employing or recruiting any present, former or future employee of the Company (or any Affiliate), (c) misuse of any confidential, secret, privileged or non-public information relating to the Company’s (or any Affiliate’s) business, or (e) participating in a hostile takeover attempt of the Company or an Affiliate. The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Affiliate) may consider as Misconduct for purposes of the Plan.

2.24 “Nonemployee Director” means a Director who is not employed by the Company or an Affiliate.

2.25 “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

2.26 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.27 “Participant” means an Employee, Nonemployee Director or Consultant who has an outstanding Award.

2.28 “Period of Restriction” means the period during which the transfer of Shares are subject to restrictions that subject the Shares to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of Performance Goals, or the occurrence of other events as determined by the Administrator, in its discretion.

2.29 “Plan” means this Mullen Automotive Inc. 2022 Amended and Restated Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.30 “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 8. An Award of Restricted Stock Units constitutes a promise to deliver to a Participant a specified number of Shares, or the equivalent value in cash, upon satisfaction of the vesting requirements set forth in the Award Agreement. Each Restricted Stock Unit represents the right to receive one Share or the equivalent value in cash.

2.31 “Rule 16b-3” means a person promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.32 “SEC” means the U.S. Securities and Exchange Commission.

2.33 “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.34 “Shares” means shares of common stock of the Company.

2.35 “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 6. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the difference between the Fair Market Value of the Shares on the exercise date and the Exercise Price. Both the number of SARs and the Exercise Price are determined on the Grant Date. For example, assume a Participant is granted 100 SARs at an Exercise Price of $10 and the award agreement specifies that the net gain will be settled in Shares. Also assume that the SARs are exercised when the underlying Shares have a Fair Market Value of $20 per Share. Upon exercise of the SAR, the Participant is entitled to receive 50 Shares [(($20-$10)*100)/$20].

2.36 “Stock Awards” means an Award granted to a Participant pursuant to Section 7. A Stock Award constitutes a transfer of ownership of Shares to a Participant from the Company. Such transfer may be subject to restrictions against transferability, assignment, and hypothecation. Under the terms of the Award, the restrictions against transferability are removed when the Participant has met the specified vesting requirement. Shares granted pursuant to Stock Awards shall vest immediately upon the lapsing of the applicable Period of Restriction (if any). Stock Awards may also be granted without any restrictions or vesting requirements. Vesting may be based on continued employment or service over a stated service period, or on the attainment of specified Performance Goals. If employment or service is terminated prior to vesting, the unvested Shares revert back to the Company.

2.37 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3
ADMINISTRATION

3.1 The Administrator. The Administrator shall be appointed by the Board of Directors from time to time.

3.2 Authority of the Administrator. It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. Subject to Section 10.2, the Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to determine the following: (a) which Employees, Nonemployee Directors and Consultants shall be granted Awards; (b) the terms, conditions and the amendment of Awards, including the express power to amend an Award to include a provision to reduce the Exercise Price of any outstanding Option or other Award after the Grant Date, or to cancel an outstanding Award in exchange for the grant of a new Award; (c) interpretation of the Plan; (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith; and (e) interpretation, amendment or revocation of any such rules.

3.3 Delegation by the Administrator. The Administrator, in its discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors; provided, however, in the case where the Company is registered under Section 12 of the 1934 Act, the Administrator may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Rule 16b-3.

3.4 Decisions Binding. All determinations and decisions made by the Administrator, the Board and any delegate of the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment, as provided in Section 4.3, the total number of Shares available for grant under the Plan shall be One Hundred Seventy Five Million (175,000,000). Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

4.2 Lapsed Awards. If any Award made under the Plan expires, or is forfeited or cancelled, the Shares underlying such Awards shall become available for future Awards under the Plan. In addition, any Shares underlying an Award that are not issued upon the exercise of such Award shall become available for future Awards under the Plan (e.g., the exercise of a Stock Appreciation Right with the net gain settled in Shares and the “net-Share issuance” of an Option).

4.3 Adjustments in Awards and Authorized Shares. The number of Shares covered by each outstanding Award, and the per Share exercise price of each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other increase or decrease in the number of such Shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an Option.

4.4 Legal Compliance. Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with the Securities Act of 1933, as amended, the 1934 Act and other Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.

4.5 Investment Representations. As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 5
STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Nonemployee Directors and Consultants. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Sections 4.1, shall determine the number of Shares subject to each Option.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1 Nonqualified Stock Options. Unless otherwise specified in the Award Agreement, in the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

5.3.2 Incentive Stock Options. The grant of Incentive Stock Options shall be subject to the following limitations:

(a) The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

(b) Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or any Affiliate, and may not be granted to Consultants or Nonemployee Directors. In the event the Company fails to obtain shareholder approval of the Plan within twelve (12) months from the Plan Adoption Date, all Options granted under this Plan designated as Incentive Stock Options shall become Nonqualified Stock Options and shall be subject to the provisions of this Section 5 applicable to Nonqualified Stock Options.

(c) To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or any Affiliate) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

(d) In the event of a Participant’s change of status from Employee to Consultant or Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Nonemployee Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer, and such Options may be granted with an Exercise Price less than the Fair Market Value of a Share on the Grant Date; provided, however, the grant of such substitute Option shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

5.4 Expiration of Options

5.4.1 Expiration Dates. Unless otherwise specified in an Award Agreement, each Option shall immediately terminate on the date a Participant ceases his/her/its Continuous Status as an Employee, Director or Consultant with respect to the Shares that have not “vested.” With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, each Option shall terminate no later than the first to occur of the following events:

(a) Date in Award Agreement. The date for termination of the Option set forth in the written Award Agreement;

(b) Termination of Continuous Status as Employee, Nonemployee Director or Consultant. The last day of the three (3)-month period following the date the Participant ceases his/her/its Continuous Status as an Employee, Nonemployee Director or Consultant (other than termination for a reason described in subsections (c), (d), (e), or (f) below);

(c) Misconduct. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire five (5) business days following written notice from the Company to the Participant; provided, however, that the Administrator may, in its sole discretion, prior to the expiration of such five (5) business day period, reinstate the Options by giving written notice of such reinstatement to Participant. In the event of such reinstatement, the Participant may exercise the Option only to such extent, for such time, and upon such terms and conditions as if the Participant had ceased to be employed by or affiliated with the Company or any Affiliate upon the date of such termination for a reason other than Misconduct, disability or death;

(d) Disability. In the event that a Participant’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan;

(e) Death. In the event of the death of a Participant, the Participant’s Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the Option at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan; or

(f) 10 Years from Grant. An Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.4.2 Administrator Discretion. Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the exercise period that an Option is exercisable following a Participant’s termination of employment (subject to limitations applicable to Incentive Stock Options); provided, however that such extension does not exceed the maximum term of the Option.

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. After an Option is granted, the Administrator, in its discretion, may accelerate the exercisability of the Option.

5.6 Exercise and Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

5.6.1 Form of Consideration. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the exercise of Options and same-day sale of related Shares, or exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

5.6.2 Delivery of Shares. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

SECTION 6
STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms of the Plan, a SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as shall be determined by the Administrator.

6.1.1 Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.2 Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash. However, the Exercise Price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.2 Exercise of SARs. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions as set forth in the Award Agreement and conditions as the Administrator shall determine in its discretion. After an SAR is granted, the Administrator, in its discretion, may accelerate the exercisability of the SAR.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Administrator shall determine.

6.4 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Section 5.4.

6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive (whichever is specified in the Award Agreement) from the Company either (a) a cash payment in an amount equal to (x) the difference between the Fair Market Value of a Share on the date of exercise and the SAR Exercise Price, multiplied by (y) the number of Shares with respect to which the SAR is exercised, or (b) a number of Shares by dividing such cash amount by the Fair Market Value of a Share on the exercise date. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practical.

SECTION 7
STOCK AWARDS

7.1 Grant of Stock Awards. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Stock Awards to Employees, Nonemployee Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. The Administrator shall determine the number of Shares to be granted to each Participant and the purchase price (if any) to be paid by the Participant for such Shares.

7.2 Stock Agreement. Each Stock Award shall be evidenced by an Award Agreement that shall specify the terms of the grant, including the Period of Restriction that applies to such grant (if any), the conditions that must be satisfied for the Period of Restriction to lapse, and such other terms and conditions as the Administrator, in its discretion, shall determine. Unless the Administrator determines otherwise, Shares granted pursuant to Stock Awards shall be held by the Company as escrow agent until the Period of Restriction has lapsed.

7.3 Transferability. Shares granted pursuant to a Stock Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until expiration of the applicable Period of Restriction (if any).

7.4 Restrictions. In its sole and absolute discretion, the Administrator may set restrictions based on a Participant’s Continuous Status as Employee, Nonemployee Director or Consultant or the achievement of specific Performance Goals (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

7.5 Legend on Certificates. The Administrator, in its discretion, may place a legend or legends on the Share certificates to give appropriate notice of such restrictions in the case the Shares are not held by the Company in escrow.

7.6 Release of Shares. Shares granted pursuant to Stock Awards shall be released from escrow as soon as practicable after expiration of the Period of Restriction. At such time, the Participant shall be entitled to have any legend or legends under Section 7.5 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to Applicable Law.

7.7 Voting Rights. During any Period of Restriction, Participants holding Shares granted pursuant this Section 7 may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.8 Dividends and Other Distributions. During any Period of Restriction, Participants holding Shares granted pursuant to this Section 7 shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares with respect to which they were paid.

7.9 Return of Stock to Company. On the date that any forfeiture event set forth in the Award Agreement occurs, the Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8
RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as shall be determined by the Administrator in its sole and absolute discretion.

8.1.1 Number of Restricted Stock Units. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Sections 4.1.

8.1.2 Value of a Restricted Stock Unit. Each Restricted Stock Unit granted under an Award Agreement represents the right to receive one Share, or the equivalent value in cash, upon satisfaction of the vesting conditions specified in the Award Agreement.

8.2 Vesting Conditions. In its sole and absolute discretion, the Administrator will set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions. The Administrator, in its discretion, may at any time accelerate the vesting of a Participant’s Restricted Stock Units and provide for immediate payment in accordance with Section 8.3.

8.3 Form and Timing of Payment. The Administrator shall specify in the Award Agreement whether the Restricted Stock Units shall be settled in Shares or cash. In either case, upon vesting payment will be made as soon as reasonably practical upon satisfaction of the vesting conditions.

8.4 Cancellation of Restricted Stock Units. On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

SECTION 9
MISCELLANEOUS

9.1 Change In Control. In the event of a Change in Control, unless an Award is assumed or substituted by the successor corporation, then (i) such Awards shall become fully exercisable as of the date of the Change in Control, whether or not otherwise then exercisable and (ii) the Period of Restriction applicable to an Award shall immediately lapse as of the date of the Change in Control. Notwithstanding the foregoing, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, the Committee may provide in the Award Agreement for immediate vesting and lapsing of the Period of Restriction upon or following the occurrence of a Change in Control.

9.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Notwithstanding anything to the contrary contained in this Plan or in any Award Agreement, the Participant shall have the right to exercise his or her Award for a period not less than ten (10) days immediately prior to such dissolution or transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable.

9.3 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Director or the Company may have to terminate his or her directorship at any time.

9.4 Participation. No Employee, Consultant or Nonemployee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.5 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

9.6 Beneficiary Designations. If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.7 Limited Transferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant an/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

9.8 Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

9.9 Transfers Upon a Change in Control. In the sole and absolute discretion of the Administrator, an Award Agreement may provide that in the event of certain Change in Control events, which may include any or all of the Change in Control events described in Section 2.8, Shares obtained pursuant to this Plan shall be subject to certain rights and obligations, which include but are not limited to the following: (i) the obligation to vote all such Shares in favor of such Change in Control transaction, whether by vote at a meeting of the Company’s shareholders or by written consent of such shareholders; (ii) the obligation to sell or exchange all such Shares and all rights to acquire Shares, under this Plan pursuant to the terms and conditions of such Change in Control transaction; (iii) the right to transfer less than all but not all of such Shares pursuant to the terms and conditions of such Change in Control transaction, and (iv) the obligation to execute all documents and take any other action reasonably requested by the Company to facilitate the consummation of such Change in Control transaction.

SECTION 10
AMENDMENT, SUSPENSION, AND TERMINATION

10.1 Amendment, Suspension, or Termination. Except as provided in Section 10.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

10.2 No Amendment without Shareholder Approval. The Company shall obtain shareholder approval of any material Plan amendment to the extent necessary or desirable to comply with the rules of the NASDAQ, the Exchange Act, Section 422 of the Code, or other Applicable Law.

10.3 Plan Effective Date and Duration of Awards. The Plan shall be effective as of the Plan Adoption Date, subject to the shareholders of the Company approving the Plan by the required vote, subject to Sections 10.1 and 10.2 (regarding the Board’s right to amend or terminate the Plan), and shall remain in effect thereafter. However, without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

SECTION 11
TAX WITHHOLDING

11.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.2 Withholding Arrangements. The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made; provided, however, in the case Shares are withheld by the Company to satisfy the tax withholding that would otherwise by issued to the Participant, the amount of such tax withholding shall be determined by applying the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

SECTION 12
LEGAL CONSTRUCTION

12.1 Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

12.2 Grants Exceeding Allotted Shares. If the Shares covered by an Award exceed, as of the date of grant, the number of Shares, which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.

12.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.5 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.6 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

12.7 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

SECTION 13
EXECUTION

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.

Mullen Automotive Inc.

Dated: July 26, 2022	By:	/s/ David Michery

AMENDMENT TO THE MULLEN AUTOMOTIVE INC.
2022 EQUITY INCENTIVE PLAN

THIS AMENDMENT to the Mullen Automotive Inc. 2022 Equity Incentive Plan (this “Amendment”) is entered into as of August 3, 2023, by Mullen Automotive Inc., a Delaware corporation (the “Company”).

RECITALS

A.	The Company adopted the Mullen Automotive Inc. 2022 Equity Incentive Plan effective as of July 26, 2022 (the “Plan”).

B.	Section 10 of the Plan provides that the Board may at any time amend the Plan.

C.	On June 8, 2023, the Board of Directors of the Company approved an amendment to the Plan increasing the maximum number of shares of the Company’s common stock issuable under the Plan by an additional 52,000,000 shares.

D.	Pursuant to the authority contained in Section 10 of the Plan, the Company now desires to amend the Plan as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in the Plan, the Company agrees as follows:

1.	Section 4.1 of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

“As provided in Section 4.3, the total number of Shares available for grant under the Plan shall be Fifty Nine Million (59,000,000) shares, not subject to adjustment for any decrease or increase in the number shares of common stock resulting from a stock spilt, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.”

2.	Except to the extent expressly amended or modified in this Amendment, the Plan shall remain in full force and effect as originally executed.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

MULLEN AUTOMOTIVE INC.

By:	/s/ David Michery
David Michery
Chief Executive Officer

AMENDMENT TO THE MULLEN AUTOMOTIVE INC.
2022 EQUITY INCENTIVE PLAN

THIS AMENDMENT to the Mullen Automotive Inc. 2022 Equity Incentive Plan, as amended (this “Amendment”), is entered into as of September 9, 2024, by Mullen Automotive Inc., a Delaware corporation (the “Company”).

RECITALS

A. The Company adopted the Mullen Automotive Inc. 2022 Equity Incentive Plan effective as of July 26, 2022 (the “Plan”), which was amended on August 3, 2023.

B. Section 10 of the Plan provides that the Board may at any time amend the Plan.

C. On August 9, 2024, the Board of Directors of the Company approved an amendment to the Plan increasing the maximum number of shares of the Company’s common stock issuable under the Plan by an additional 11,000,000 shares.

D. Pursuant to the authority contained in Section 10 of the Plan, the Company now desires to amend the Plan as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in the Plan, the Company agrees as follows:

1. Section 4.1 of the Plan is deleted in its entirety and the following is substituted in lieu thereof:

“As provided in Section 4.3, the total number of Shares available for grant under the Plan shall be Seventy Million (70,000,000) Shares, not subject to adjustment for any decrease or increase in the number of Shares resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the common stock or any other decrease in the number of such Shares effected without receipt of consideration by the Company. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.”

2. Except to the extent expressly amended or modified in this Amendment, the Plan shall remain in full force and effect as originally executed.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

MULLEN AUTOMOTIVE INC.

By:	/s/ David Michery
David Michery
Chief Executive Officer

Appendix F

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MULLEN AUTOMOTIVE INC.
(a Delaware corporation)

MULLEN AUTOMOTIVE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Mullen Automotive Inc. The original Certificate of Incorporation of the Corporation was filed on October 2, 2012. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed on November 5, 2021 and amended on March 8, 2022, July 26, 2022, September 19, 2022, October 17, 2022, November 14, 2022, January 30, 2023, May 3, 2023, August 11, 2023, December 20, 2023, May 1, 2024, May 31, 2024 and September 13, 2024 (collectively, the “Current Certificate”).

SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the “DGCL”) the Board of Directors of the Corporation has duly adopted, and the outstanding stock entitled to vote thereon, have approved the amendments to the Current Certificate set forth in this Certificate of Amendment.

THIRD: Pursuant to Section 242 of the DGCL, the Section A of Article III of the Current Certificate is hereby amended and restated as follows:

A. Classes of Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is Six Billion (6,000,000,000). The total number of shares of common stock authorized to be issued is Five Billion (5,000,000,000), par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is One Billion (1,000,000,000), par value $0.001 per share (the “Preferred Stock”), of which Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock”, Twelve Million (11,000,000) shares are designated as “Series B Preferred Stock”, Forty Million (40,000,000) shares are designated as “Series C Preferred Stock”, Four Hundred Thirty-Seven Million Five Hundred Thousand One (437,500,001) shares are designated as “Series D Preferred Stock”, 76,950 shares are designated as “Series E Preferred Stock”, and 50,000 shares are designed as “Series A-1 Preferred Stock”

[Remainder of Page Intentionally Left Blank]

F-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this         day of        , 202[●], and the foregoing facts stated herein are true and correct.

By:
Name:	David Michery
Title:	Chief Executive Officer, President and Chairman of the Board

F-2

Appendix G

[PROPOSED]
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MULLEN AUTOMOTIVE INC.
(a Delaware corporation)

MULLEN AUTOMOTIVE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Mullen Automotive Inc. The original Certificate of Incorporation of the Corporation was filed on October 2, 2012. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed on November 5, 2021 and amended on March 8, 2022, July 26, 2022, September 19, 2022, October 17, 2022, November 14, 2022, January 30, 2023, May 3, 2023, August 11, 2023, December 20, 2023, May 1, 2024, May 31, 2024 and September 13, 2024 (collectively, the “Current Certificate”).

SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the “DGCL”) the Board of Directors of the Corporation has duly adopted, and the outstanding stock entitled to vote thereon, have approved the amendments to the Current Certificate set forth in this Certificate of Amendment.

THIRD: Pursuant to Section 242 of the DGCL, Section A of Article III of the Current Certificate is hereby amended and restated as follows:

A. (I) Classes of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is Five Billion Five Hundred Million (5,500,000,000). The total number of shares of common stock authorized to be issued is Five Billion (5,000,000,000), par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is Five Hundred Million (500,000,000), par value $0.001 per share (the “Preferred Stock”), of which Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock”, Twelve Million (11,000,000) shares are designated as “Series B Preferred Stock”, Forty Million (40,000,000) shares are designated as “Series C Preferred Stock”, Four Hundred Thirty-Seven Million Five Hundred Thousand One (437,500,001) shares are designated as “Series D Preferred Stock” and Seventy Six Thousand Nine Hundred Fifty (76,950) shares are designated as “Series E Preferred Stock.”

(II) Reverse Stock Split. Upon the effectiveness of the certificate of amendment first inserting this paragraph (II) (the “Effective Time”), each [two (2)] to [one hundred (100)] shares of Common Stock outstanding immediately prior to the Effective Time shall be automatically combined into (1) outstanding share of Common Stock of the corporation, without any further action by the corporation or the holder thereof, the exact ratio within the [2] to [100] range to be determined by the Board of Directors of the corporation prior to the Effective Time and publicly announced by the corporation. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to any elimination of fractional share interests.

FOURTH: On [●], 202[●], the Board of Directors of the Corporation determined that each [●] shares of the Corporation’s Common Stock, par value $0.001 per share, outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.001 per share. The Corporation publicly announced this ratio on [●], 202[●].

FIFTH: This certificate of amendment shall become effective at 4:30 p.m. (local time in Wilmington, Delaware) on [●], 202[●].

[Remainder of Page Intentionally Left Blank]

G-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this day of, 202[●], and the foregoing facts stated herein are true and correct.

By

Name:	David Michery
Title:	Chief Executive Officer, President
Chairman of the Board

G-2

SCAN TOVIEW MATERIALS & VOTEMULLEN AUTOMOTIVE INC. 1405 PIONEER ST. BREA, CA 92821VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on March 10, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MULN2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on March 10, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V60667-P23058KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYMULLEN AUTOMOTIVE INC.The Board of Directors recommends you vote FOR the following proposals:1.Director Proposal — To elect three Class I Directors to serve for a three-year term ending as of the annual meeting in 2028. Nominees:ForWithhold7.Warrant Exchange Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to new warrants exchanged for existing warrants that were issued pursuant to the 2024 Securities Purchase Agreement.For ☐Against ☐Abstain ☐1a. David Michery☐☐1b. Ignacio Novoa☐☐1c. Mary Winter☐☐ForAgainstAbstain2.December Financing Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased in December 2024 pursuant to Additional Investment Rights, in excess of the 19.99% exchange cap contained therein.☐☐☐8.Amended PSA Agreements Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of shares of common stock to our Chief Executive Officer pursuant to amendments to Performance Stock Award Agreements.☐☐☐3.December Additional Investment Rights Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, that may be purchased pursuant to the December Additional Investment Rights, in excess of the 19.99% exchange cap contained therein.☐☐☐9.2022 Plan Share Increase Proposal — To approve an amendment to the Company’s 2022 Equity Incentive Stock Plan, as amended (the “2022 Plan”), to increase the number of shares of common stock authorized for issuance under the 2022 Plan by 20,000,000 shares.☐☐☐4.$6M SPA Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $6M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein.☐☐☐10.2022 Plan Amendment Proposal — To approve a second and separate amendment to the 2022 Plan for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan.☐☐☐5.$2.3M SPA Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $2.3M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein.☐☐☐11.Authorized Preferred Stock Proposal — To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of preferred stock to 1,000,000,000.☐☐☐6.$80M SPA Proposal — To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to the $80M Securities Purchase Agreement, in excess of the 19.99% share cap contained therein.☐☐☐12.Reverse Stock Split Proposal — To approve the amendment of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-2 to 1-for-100, as determined by the Company’s Board of Directors.☐☐☐

13.Auditor Ratification Proposal — To ratify the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2025. ☐☐☐14.Adjournment Proposal — To approve the adjournment of the Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum.☐☐☐NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.V60668-P23058MULLEN AUTOMOTIVE INC. Annual Meeting of Stockholders March 11, 2025 at 9:30 a.m. Pacific Time This proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) hereby appoint(s) David Michery and Mary Winter, and either of them, as proxies, each with full power of substitution and revocation, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse hereof, all of the shares of capital stock of MULLEN AUTOMOTIVE INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held on March 11, 2025 at 9:30 a.m. Pacific Time, in a virtual meeting format at www.virtualshareholdermeeting.com/MULN2025, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Proposals 1 through 14.Continued and to be signed on reverse side